UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

                  Investment Company Act file number 811-22652
                                                     ---------

                      First Trust Variable Insurance Trust
           ---------------------------------------------------------
               (Exact name of registrant as specified in charter)

                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
              (Address of principal executive offices) (Zip code)

                             W. Scott Jardine, Esq.

                          First Trust Portfolios L.P.
                       120 East Liberty Drive, Suite 400
                               Wheaton, IL 60187
           ---------------------------------------------------------
                    (Name and address of agent for service)

        registrant's telephone number, including area code: 630-765-8000
                                                            ------------

                      Date of fiscal year end: December 31
                                               -----------

                    Date of reporting period: June 30, 2020
                                              -------------


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

THE REPORT TO SHAREHOLDERS IS ATTACHED HEREWITH.



                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                     FOR THE SIX MONTHS ENDED JUNE 30, 2020

--------------------------------------------------------------------------------
TABLE OF CONTENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                               SEMI-ANNUAL REPORT
                                 JUNE 30, 2020

Shareholder Letter..........................................................   1
Fund Performance Overview
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........   2
     First Trust Multi Income Allocation Portfolio..........................   5
     First Trust Dorsey Wright Tactical Core Portfolio......................   7
     First Trust Capital Strength Portfolio.................................   9
     First Trust International Developed Capital Strength Portfolio.........  11
Portfolio Management........................................................  13
Understanding Your Fund Expenses............................................  18
Portfolio of Investments
     First Trust/Dow Jones Dividend & Income Allocation Portfolio...........  20
     First Trust Multi Income Allocation Portfolio..........................  48
     First Trust Dorsey Wright Tactical Core Portfolio......................  57
     First Trust Capital Strength Portfolio.................................  58
     First Trust International Developed Capital Strength Portfolio.........  60
Statements of Assets and Liabilities........................................  62
Statements of Operations....................................................  64
Statements of Changes in Net Assets.........................................  66
Financial Highlights........................................................  68
Notes to Financial Statements...............................................  74
Additional Information......................................................  88

                  CAUTION REGARDING FORWARD-LOOKING STATEMENTS

This report contains certain forward-looking statements within the meaning of the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended. Forward-looking statements include statements regarding the goals, beliefs, plans or current expectations of First Trust Advisors L.P. ("First Trust" or the "Advisor"), Energy Income Partners, LLC ("EIP" or a "Sub-Advisor"), and/or Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor") and their respective representatives, taking into account the information currently available to them. Forward-looking statements include all statements that do not relate solely to current or historical fact. For example, forward-looking statements include the use of words such as "anticipate," "estimate," "intend," "expect," "believe," "plan," "may," "should," "would" or other words that convey uncertainty of future events or outcomes.

Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of any series of the First Trust Variable Insurance Trust (the "Trust") to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. When evaluating the information included in this report, you are cautioned not to place undue reliance on these forward-looking statements, which reflect the judgment of the Advisor and/or Sub-Advisor and their respective representatives only as of the date hereof. We undertake no obligation to publicly revise or update these forward-looking statements to reflect events and circumstances that arise after the date hereof.

                        PERFORMANCE AND RISK DISCLOSURE

There is no assurance that any series (individually called a "Fund" and collectively the "Funds") of the Trust will achieve its investment objectives. Each Fund is subject to market risk, which is the possibility that the market values of securities owned by the Fund will decline and that the value of the Fund's shares may therefore be less than what you paid for them. Accordingly, you can lose money by investing in a Fund. See "Risk Considerations" in the Additional Information section of this report for a discussion of certain other risks of investing in the Funds.

Performance data quoted represents past performance, which is no guarantee of future results, and current performance may be lower or higher than the figures shown. For the most recent month-end performance figures, please visit www.ftportfolios.com or speak with your financial advisor. Investment returns and net asset value will fluctuate and Fund shares, when sold, may be worth more or less than their original cost.

The Advisor may also periodically provide additional information on Fund performance on each Fund's web page at www.ftportfolios.com.

                            HOW TO READ THIS REPORT

This report contains information that may help you evaluate your investment. It includes details about each Fund and presents data and analysis that provide insight into each Fund's performance.

The statistical information that follows may help you understand each Fund's performance compared to that of relevant market benchmarks.

It is important to keep in mind that the opinions expressed by personnel of the Advisor and/or Sub-Advisors are just that: informed opinions. They should not be considered to be promises or advice. The opinions, like the statistics, cover the period through the date on the cover of this report. The material risks of investing in each Fund are spelled out in the prospectus, the statement of additional information, this report and other Fund regulatory filings.

--------------------------------------------------------------------------------
SHAREHOLDER LETTER
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                  SEMI-ANNUAL LETTER FROM THE CHAIRMAN AND CEO
                                 JUNE 30, 2020

Dear Shareholders:

First Trust is pleased to provide you with the semi-annual report for the series of the First Trust Variable Insurance Trust (the "Funds"), which contains detailed information about the Funds for the six months ended June 30, 2020.

The past six months have been a whirlwind in the U.S. and abroad. While it is believed that the coronavirus ("COVID-19") pandemic was first discovered in Wuhan, China around the close of 2019, the country that has been hit the hardest since its onset is the U.S., according to data provided by the Johns Hopkins University Coronavirus Resource Center. As of July 17, 2020, there were 13.90 million confirmed cases of COVID-19 worldwide. The U.S. accounted for 3.62 million of them, the most of any country by far. Over the same period, there were 592,806 confirmed deaths from the virus worldwide. Once again, the U.S. led all countries with 138,840 deaths. Brazil was a distant second at 76,688 deaths. Having tried a stay-at-home mandate for much of the U.S. during the initial stages of the virus, a few large states did elect to reopen sooner than others and it appears to have backfired. Three such states - Georgia, Florida and Texas
- have experienced a surge in COVID-19 cases.

Having said all that, the optimist in me is just as focused on finding a remedy for COVID-19, which seems likely to come in the form of a new vaccine. There are more than 100 COVID-19 vaccines in development and at least 20 of them are expected to begin human testing this year, according to Research and Markets, a provider of market analysis and insight into 800+ industries. Due to the severity of COVID-19, some governments around the globe appear to be ready to fast track any medicines demonstrating a high degree of efficacy in clinical testing. If we do not get a vaccine in the foreseeable future, perhaps therapeutics can tide us over.

The extent of the economic fallout from COVID-19 was put into perspective on July 30, 2020, as the economy posted its second consecutive quarter of negative U.S. gross domestic product ("GDP"). Real U.S. GDP growth declined by an annualized 32.9% in the second quarter, much worse than the 5.0% annualized decline registered in the first quarter of 2020, according to data from the Bureau of Economic Analysis. The two consecutive negative quarters of GDP growth is confirmation that the U.S. economy is in a recession. A recent survey by Primerica found that 86% of middle-income U.S. households have been financially impacted by the pandemic and 51% of those polled said they are concerned they might run out of money to purchase necessities by year-end. For these and other reasons, we believe the Trump Administration and Congress are likely to appropriate additional forms of stimulus to help Americans cope with the ongoing financial burdens associated with COVID-19.

Perhaps the best word to describe the relationship between the economy and the stock market these days is disconnected. The rally in stocks does not reflect the pain in the economy. On the other hand, exceptionally low interest rates and bond yields may be inspiring investors to assume more risk to generate more return. This is the appropriate time to utter the following: Don't fight the Federal Reserve! The rebound in the stock market from its sharp sell-off in the first quarter of 2020 has been confidence-inspiring, in my opinion. The stock market is essentially a discounting mechanism that takes forecasts and other forward-looking information into account to value companies today. It could be that investors are looking beyond 2020 results to expected 2021 results. Bloomberg's consensus 2020 and 2021 estimated earnings growth rates for the S&P 500(R) Index were -21.89% and 25.53%, respectively, as of July 17, 2020. While the ride could be a bit bumpy over the next few months (think presidential election), stay the course!

Thank you for giving First Trust the opportunity to play a role in your financial future. We value our relationship with you and will report on the Funds again in six months.

Sincerely,

/s/ James A. Bowen

James A. Bowen
Chairman of the Board of Trustees
Chief Executive Officer of First Trust Advisors L.P.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED)
--------------------------------------------------------------------------------

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON
---------------------------------------------------------------------------------------------------------------------
                                                                                                  AVERAGE ANNUAL
                                                                                                   TOTAL RETURNS
                                                                                              -----------------------
                                                                   6 Months      1 Year       5 Years      Inception
                                                                    Ended         Ended        Ended        (5/1/12)
                                                                   6/30/20       6/30/20      6/30/20      to 6/30/20
FUND PERFORMANCE

First Trust/Dow Jones Dividend & Income Allocation
   Portfolio - Class I                                              -5.78%       -0.25%        6.48%          7.30%

INDEX PERFORMANCE

Blended Benchmark(1)                                                 0.97%        8.38%        8.16%          8.70%
Bloomberg Barclays U.S. Corporate Investment-Grade Index(2)          5.02%        9.50%        5.83%          4.92%
Russell 3000(R) Index(3)                                            -3.48%        6.53%       10.03%         12.17%
Secondary Blended Benchmark(4)                                       2.17%        9.89%        8.59%          9.01%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM)(5)       5.32%       10.16%        6.10%          5.16%
Dow Jones U.S. Total Stock Market Index(SM)(6)                      -3.50%        6.42%        9.97%         12.08%
---------------------------------------------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON
---------------------------------------------------------------------------------------------------------------------
                                                                                                  AVERAGE ANNUAL
                                                                                                   TOTAL RETURNS
                                                                                              -----------------------
                                                                   6 Months      1 Year       5 Years      Inception
                                                                     Ended        Ended        Ended        (5/1/14)
                                                                    6/30/20      6/30/20      6/30/20      to 6/30/20
FUND PERFORMANCE

First Trust/Dow Jones Dividend & Income Allocation
   Portfolio - Class II                                             -5.66%        0.00%        6.75%          6.81%

INDEX PERFORMANCE

Blended Benchmark(1)                                                 0.97%        8.38%        8.16%          7.76%
Bloomberg Barclays U.S. Corporate Investment-Grade Index(2)          5.02%        9.50%        5.83%          5.02%
Russell 3000(R) Index(3)                                            -3.48%        6.53%       10.03%         10.12%
Secondary Blended Benchmark(4)                                       2.17%        9.89%        8.59%          8.15%
Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM)(5)       5.32%       10.16%        6.10%          5.30%
Dow Jones U.S. Total Stock Market Index(SM)(6)                      -3.50%        6.42%        9.97%         10.05%
---------------------------------------------------------------------------------------------------------------------

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

-----------------------------
(1) The Blended Benchmark returns are a 50/50 split between the Russell 3000(R) Index and the Bloomberg Barclays U.S. Corporate Investment-Grade Index returns. The Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Blended Benchmark for each period shown above.

(2) Bloomberg Barclays U.S. Corporate Investment-Grade Index measures the performance of investment grade U.S. corporate bonds. The index includes all publicly issued, dollar-denominated corporate bonds with a minimum of $250 million par outstanding that are investment grade-rated (Baa3/BBB- or higher). The index excludes bonds having less than one year to final maturity as well as floating rate bonds, non-registered private placements, structured notes, hybrids, and convertible securities. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(3) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes).

(4) The Secondary Blended Benchmark return is a 50/50 split between the Dow Jones U.S. Total Stock Market Index and the Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) returns. The Secondary Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 50-50 ratio to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Secondary Blended Benchmark for each period shown above.

(5) The Dow Jones Equal Weight U.S. Issued Corporate Bond Index(SM) measures the return of readily tradable, high-grade U.S. corporate bonds. The index includes an equally weighted basket of 96 recently issued investment-grade corporate bonds with laddered maturities. (The index reflects no deduction for fees, expenses or taxes).

(6) The Dow Jones U.S. Total Stock Market Index(SM) measures all U.S. equity securities that have readily available prices. (The index reflects no deduction for fees, expenses or taxes).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO (CONTINUED)

                                     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                             May 1, 2012 - June 30, 2020

                                                  Bloomberg                               Dow Jones
               First Trust/Dow                  Barclays U.S.                            Equal Weight     Dow Jones
              Jones Dividend &                    Corporate       Russell   Secondary    U.S. Issued      U.S. Total
              Income Allocation     Blended    Investment-Grade   3000(R)    Blended    Corporate Bond   Stock Market
             Portfolio - Class I   Benchmark        Index          Index    Benchmark     Index(SM)       Index(SM)
5/1/2012           $10,000          $10,000        $10,000        $10,000    $10,000       $10,000         $10,000
6/30/2012           10,020            9,925         10,135          9,701      9,933        10,152           9,702
12/31/2012          10,438           10,495         10,636         10,331     10,519        10,677          10,322
6/30/2013           10,904           11,026         10,273         11,784     11,047        10,290          11,786
12/31/2013          11,770           12,055         10,472         13,798     12,088        10,523          13,777
6/30/2014           12,318           12,823         11,067         14,756     12,844        11,083          14,733
12/31/2014          12,951           13,269         11,254         15,531     13,336        11,336          15,493
6/30/2015           12,989           13,350         11,150         15,832     13,409        11,215          15,790
12/31/2015          12,962           13,286         11,177         15,606     13,402        11,315          15,559
6/30/2016           13,806           14,046         12,035         16,171     14,214        12,239          16,110
12/31/2017          14,484           14,554         11,859         17,592     14,672        11,975          17,521
6/30/2017           15,285           15,478         12,310         19,163     15,592        12,395          19,093
12/31/2017          16,436           16,531         12,621         21,309     16,643        12,691          21,228
6/30/2018           16,306           16,529         12,208         21,995     16,638        12,239          21,916
12/31/2018          15,628           15,936         12,304         20,191     16,042        12,350          20,101
6/30/2019           17,828           18,231         13,516         23,969     18,424        13,690          23,860
12/31/2019          18,873           19,569         14,092         26,455     19,815        14,320          26,313
6/20/2020           17,782           19,759         14,799         25,534     20,245        15,082          25,392

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO (CONTINUED)

------------------------------------------------------
                                           % OF TOTAL
                                          FIXED-INCOME
CREDIT QUALITY(1)                         INVESTMENTS
------------------------------------------------------
AAA                                            1.2%
AA+                                            1.3
AA                                             5.5
AA-                                            8.8
A+                                            14.6
A                                             16.6
A-                                            18.5
BBB+                                          14.4
BBB                                           12.3
BBB-                                           5.8
BB+                                            0.1
A-2 (short-term)                               0.9
------------------------------------------------------
    Total                                    100.0%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
TOP EQUITY HOLDINGS                       INVESTMENTS
------------------------------------------------------
Williams-Sonoma, Inc.                          0.7%
DR Horton, Inc.                                0.5
Tractor Supply Co.                             0.5
Kinsale Capital Group, Inc.                    0.5
MarketAxess Holdings, Inc.                     0.5
Cohen & Steers, Inc.                           0.5
ConocoPhillips                                 0.4
S&P Global, Inc.                               0.4
Fastenal Co.                                   0.4
Cullen/Frost Bankers, Inc.                     0.4
------------------------------------------------------
    Total                                      4.8%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
TOP FIXED-INCOME HOLDINGS BY ISSUER       INVESTMENTS
------------------------------------------------------
Bank of America Corp.                          4.9%
Citigroup, Inc.                                4.3
JPMorgan Chase & Co.                           3.3
Goldman Sachs Group (The), Inc.                3.0
AbbVie, Inc.                                   2.8
Morgan Stanley                                 2.6
Duke Energy Corp.                              2.3
UnitedHealth Group, Inc.                       2.2
Wells Fargo & Co.                              2.1
AT&T, Inc.                                     2.0
------------------------------------------------------
    Total                                     29.5%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                         INVESTMENTS
------------------------------------------------------
Common Stocks:
  Financials                                  21.5%
  Industrials                                 11.7
  Information Technology                       7.1
  Consumer Discretionary                       3.7
  Health Care                                  3.5
  Materials                                    2.7
  Consumer Staples                             2.1
  Energy                                       0.8
  Communication Services                       0.4
  Real Estate                                  0.3
------------------------------------------------------
Total Common Stocks                           53.8
------------------------------------------------------
Corporate Bonds and Notes:
  Financials                                  12.0
  Utilities                                    6.7
  Health Care                                  6.0
  Communication Services                       3.6
  Industrials                                  3.1
  Consumer Staples                             2.7
  Energy                                       2.7
  Information Technology                       2.6
  Consumer Discretionary                       0.8
  Materials                                    0.4
  Real Estate                                  0.3
------------------------------------------------------
Total Corporate Bonds & Notes                 40.9
------------------------------------------------------
Foreign Corporate Bonds and Notes:
  Financials                                   2.7
  Energy                                       0.5
  Health Care                                  0.3
  Communication Services                       0.3
  Materials                                    0.3
  Industrials                                  0.2
  Consumer Staples                             0.1
  Information Technology                       0.1
------------------------------------------------------
Total Foreign Corporate Bonds and Notes        4.5
------------------------------------------------------
U.S. Government Bonds and Notes                0.4
------------------------------------------------------
Commercial Paper:
  Financials                                   0.4
------------------------------------------------------
Total Commercial Paper                         0.4
------------------------------------------------------
    Total                                    100.0%
                                             ======

-----------------------------
(1) The credit quality and ratings information presented above reflect the ratings assigned by one or more nationally recognized statistical rating organizations (NRSROs), including Standard & Poor's Ratings Group, a division of the McGraw Hill Companies, Inc., Moody's Investors Service, Inc., Fitch Ratings or a comparably rated NRSRO. For situations in which a security is rated by more than one NRSRO and the ratings are not equivalent, the highest rating is used. Sub-investment grade ratings are those rated BB+/Ba1 or lower. Investment grade ratings are those rated BBB-/Baa3 or higher. The credit ratings shown relate to the creditworthiness of the issuers of the underlying securities in the Fund, and not to the Fund or its shares. Credit ratings are subject to change.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON
---------------------------------------------------------------------------------------------------------------------
                                                                                                  AVERAGE ANNUAL
                                                                                                   TOTAL RETURNS
                                                                                              -----------------------
                                                                  6 Months       1 Year       5 Years      Inception
                                                                    Ended         Ended        Ended        (5/1/14)
                                                                   6/30/20       6/30/20      6/30/20      to 6/30/20
FUND PERFORMANCE

First Trust Multi Income Allocation Portfolio - Class I            -6.37%        -1.90%        3.30%          3.29%
First Trust Multi Income Allocation Portfolio - Class II           -6.18%        -1.65%        3.55%          3.54%

INDEX PERFORMANCE

Broad Blended Benchmark(1)                                          2.73%         8.50%        6.88%          6.66%
Bloomberg Barclays U.S. Aggregate Bond Index(2)                     6.14%         8.74%        4.30%          3.95%
Russell 3000(R) Index(3)                                           -3.48%         6.53%       10.03%         10.12%
Multi Asset Class Blended Benchmark(4)                             -7.13%        -4.30%        3.14%          2.99%
---------------------------------------------------------------------------------------------------------------------

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

-----------------------------
(1) The Broad Blended Benchmark returns are split between the Bloomberg Barclays U.S. Aggregate Bond Index (60%) and the Russell 3000(R) Index (40%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each month shown above. At the beginning of each month the two indices are rebalanced to a 60% and 40% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.

(2) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes.)

(3) The Russell 3000(R) Index is composed of 3,000 large U.S. companies, as determined by market capitalization. This index represents approximately 98% of the investable U.S. equity market. (Bloomberg). (The index reflects no deduction for fees, expenses or taxes.)

(4) The Multi Asset Class Blended Benchmark is weighted to include nine indexes: Russell 3000(R) Index (15%)ICE BofAML Fixed Rate Preferred Securities Index (8%), Alerian MLP Index (15%), S&P U.S. REIT Index (15%), ICE BofAML U.S. High Yield Index (8%), S&P/LSTA Leveraged Loan Index (15%), Bloomberg Barclays U.S. Corporate Investment-Grade Index (8%), ICE BofAML U.S. MBS Index (8%), and ICE BofAML U.S. Inflation-Linked Treasury Index (8%). The Multi Asset Class Benchmark returns are calculated by using the monthly return of the nine indices during each period shown above. At the beginning of each month the nine indices are rebalanced to a 15%, 8%, 15%, 15%, 8%, 15%, 8%, 8% and 8% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Multi Asset Class Blended Benchmark for each period shown above.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO (CONTINUED)

                                 PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                                         May 1, 2014 - June 30, 2020

                First Trust Multi       Broad      Bloomberg Barclays
                Income Allocation      Blended       U.S. Aggregate      Russell 3000(R)    Multi Asset Class
               Portfolio - Class I    Benchmark        Bond Index             Index         Blended Benchmark
5/1/2014             $10,000           $10,000          $10,000              $10,000             $10,000
6/30/2014             10,320            10,245           10,096               10,470              10,334
12/31/2014            10,457            10,582           10,294               11,020              10,428
6/30/2015             10,383            10,667           10,284               11,234              10,278
12/31/2015            10,119            10,662           10,354               11,073               9,933
6/30/2016             10,900            11,168           10,904               11,474              10,744
12/31/2016            11,057            11,384           10,628               12,483              10,958
6/30/2017             11,437            11,942           10,869               13,598              11,299
12/31/2017            11,725            12,556           11,004               15,121              11,585
6/30/2018             11,611            12,601           10,826               15,608              11,681
12/31/2018            11,205            12,328           11,006               14,328              11,173
6/30/2019             12,447            13,712           11,678               17,009              12,535
12/31/2019            13,041            14,483           11,964               18,773              12,916
6/30/2020             12,210            14,878           12,699               18,120              11,995

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
First Trust Senior Loan Fund                  11.0%
iShares iBoxx $ Investment Grade Corporate
   Bond ETF                                   10.0
First Trust Tactical High Yield ETF            7.1
First Trust Preferred Securities and
   Income ETF                                  5.5
iShares MBS ETF                                4.4
First Trust Institutional Preferred
   Securities and Income ETF                   1.9
Enterprise Products Partners, L.P.             1.7
TC Energy Corp.                                1.3
Invesco Bulletshares 2021 Corporate
   Bond ETF                                    1.3
Magellan Midstream Partners, L.P.              1.2
------------------------------------------------------
    Total                                     45.4%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Exchange-Traded Funds                         42.2%
------------------------------------------------------
Common Stocks:
  Information Technology                       4.7
  Utilities                                    4.2
  Health Care                                  4.0
  Energy                                       3.7
  Industrials                                  2.7
  Financials                                   2.1
  Consumer Discretionary                       1.8
  Consumer Staples                             1.6
  Communication Services                       0.9
  Materials                                    0.3
------------------------------------------------------
Total Common Stocks                           26.0
------------------------------------------------------
Real Estate Investment Trusts:
  Financials                                  11.7
------------------------------------------------------
Total Real Estate Investment Trusts           11.7
------------------------------------------------------
U.S. Government Bonds and Notes                8.8
------------------------------------------------------
Master Limited Partnerships:
  Energy                                       6.6
  Utilities                                    0.6
  Materials                                    0.3
------------------------------------------------------
Total Master Limited Partnerships              7.5
------------------------------------------------------
U.S. Government Agency Mortgage-Backed
   Securities                                  3.7
------------------------------------------------------
Mortgage-Backed Securities                     0.1
------------------------------------------------------
Asset-Backed Securities                        0.0*
------------------------------------------------------
    Total                                    100.0%
                                             ======

*Amount is less than 0.1%.

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON
---------------------------------------------------------------------------------------------------------------------
                                                                                                      AVERAGE ANNUAL
                                                                                                       TOTAL RETURNS
                                                                                                      ---------------
                                                                               6 Months      1 Year      Inception
                                                                                Ended        Ended      (10/30/15)
                                                                               6/30/20       6/30/20    to 6/30/20
FUND PERFORMANCE

First Trust Dorsey Wright Tactical Core Portfolio - Class I                     -7.55%       -4.04%        4.21%
First Trust Dorsey Wright Tactical Core Portfolio - Class II                    -7.69%       -4.05%        4.40%

INDEX PERFORMANCE

Broad Blended Benchmark(1)                                                       0.98%        8.58%        8.69%
Bloomberg Barclays U.S. Aggregate Bond Index(2)                                  6.14%        8.74%        4.34%
S&P 500(R) Index(3)                                                             -3.08%        7.51%       11.20%
---------------------------------------------------------------------------------------------------------------------

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

                       PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                            October 30, 2015 - June 30, 2020

               First Trust Dorsey Wright      Broad      Bloomberg Barclays
               Tactical Core Portfolio -     Blended       U.S. Aggregate      S&P 500(R)
                        Class I             Benchmark        Bond Index          Index
10/30/15                $10,000              $10,000          $10,000           $10,000
12/31/15                  9,940                9,900            9,941             9,872
6/30/16                   9,807               10,347           10,469            10,251
12/31/16                 10,035               10,722           10,204            11,053
6/30/17                  10,773               11,417           10,436            12,085
12/31/17                 11,791               12,246           10,565            13,465
6/30/18                  12,317               12,368           10,394            13,822
12/31/18                 10,838               11,957           10,567            12,875
6/30/19                  12,632               13,588           11,213            15,262
12/31/19                 13,112               14,610           11,488            16,929
6/30/20                  12,122               14,753           12,193            16,408

-----------------------------
(1) The Broad Blended Benchmark return is split between the Bloomberg Barclays U.S. Aggregate Bond Index (40%) and the S&P 500(R) Index (60%). The Broad Blended Benchmark returns are calculated by using the monthly return of the two indices during each period shown above. At the beginning of each month the two indices are rebalanced to a 40% and 60% ratio, respectively, to account for divergence from that ratio that occurred during the course of each month. The monthly returns are then compounded for each period shown above, giving the performance for the Broad Blended Benchmark for each period shown above.

(2) The Bloomberg Barclays U.S. Aggregate Bond Index represents the U.S. investment grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities. Bonds included in the index are U.S. dollar denominated; have a fixed rate coupon; carry an investment-grade rating; have at least one year to final maturity; and meet certain criteria for minimum amount of outstanding par value. (The index reflects no deduction for fees, expenses or taxes).

(3) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO (CONTINUED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
iShares Core U.S. Aggregate Bond ETF          18.0%
First Trust Enhanced Short Maturity ETF       14.9
SPDR Bloomberg Barclays Convertible
   Securities ETF                             10.9
SPDR Portfolio Long-Term Corporate
   Bond ETF                                   10.7
SPDR Portfolio Aggregate Bond ETF             10.5
SPDR Wells Fargo Preferred Stock ETF          10.3
First Trust Large Cap Growth AlphaDEX(R)
   Fund                                        2.7
First Trust Small Cap Growth AlphaDEX(R)
   Fund                                        2.7
First Trust Mid Cap Growth AlphaDEX(R)
   Fund                                        2.7
First Trust NASDAQ-100-Technology Sector
   Index Fund                                  2.5
------------------------------------------------------
    Total                                     85.9%
                                             ======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON
---------------------------------------------------------------------------------------------------------------------
                                                                                                        CUMULATIVE
                                                                                                       TOTAL RETURNS
                                                                                                      ---------------
                                                                                                         Inception
                                                                                                         (5/1/20)
                                                                                                        to 6/30/20
FUND PERFORMANCE

First Trust Capital Strength Portfolio - Class I                                                           7.60%
First Trust Capital Strength Portfolio - Class II                                                          7.60%

INDEX PERFORMANCE

S&P 500(R) Index(1)                                                                                        9.92%
---------------------------------------------------------------------------------------------------------------------

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

     PERFORMANCE OF A $10,000 INITIAL INVESTMENT
             May 1, 2020 - June 30, 2020

            First Trust Capital
            Strength Portfolio -   S&P 500(R)
                  Class I            Index
5/1/20            $10,000           $10,000
6/30/20            10,760            10,992

-----------------------------
(1) The S&P 500(R) Index is an unmanaged index of 500 stocks used to measure large-cap U.S. stock market performance. (The index reflects no deduction for fees, expenses or taxes).

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST CAPITAL STRENGTH PORTFOLIO (CONTINUED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
eBay, Inc.                                     2.6%
Apple, Inc.                                    2.4
Facebook, Inc., Class A                        2.4
Accenture PLC, Class A                         2.3
Garmin Ltd.                                    2.2
Amazon.com, Inc.                               2.2
Electronic Arts, Inc.                          2.2
Maxim Integrated Products, Inc.                2.2
Visa, Inc., Class A                            2.2
PPG Industries, Inc.                           2.1
------------------------------------------------------
    Total                                     22.8%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Health Care                                   28.5%
Industrials                                   13.3
Information Technology                        13.3
Consumer Discretionary                        13.2
Consumer Staples                              11.2
Communication Services                        10.8
Financials                                     5.6
Materials                                      4.1
------------------------------------------------------
    Total                                    100.0%
                                             ======

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO

---------------------------------------------------------------------------------------------------------------------
RETURN COMPARISON
---------------------------------------------------------------------------------------------------------------------
                                                                                                        CUMULATIVE
                                                                                                       TOTAL RETURNS
                                                                                                      ---------------
                                                                                                         Inception
                                                                                                         (5/1/20)
                                                                                                        to 6/30/20
FUND PERFORMANCE

First Trust International Developed Capital Strength Portfolio - Class I                                  14.10%
First Trust International Developed Capital Strength Portfolio - Class II                                 14.20%

INDEX PERFORMANCE

MSCI World ex USA Index                                                                                    9.37%
---------------------------------------------------------------------------------------------------------------------

The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns shown.

         PERFORMANCE OF A $10,000 INITIAL INVESTMENT
                 May 1, 2020 - June 30, 2020

            First Trust International
                Developed Capital
              Strength Portfolio -        MSCI World
                     Class I             ex USA Index
5/1/20               $10,000               $10,000
6/30/20               11,100                10,937

--------------------------------------------------------------------------------
FUND PERFORMANCE OVERVIEW (UNAUDITED) (CONTINUED)
--------------------------------------------------------------------------------

FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO (CONTINUED)

------------------------------------------------------
                                           % OF TOTAL
TOP 10 HOLDINGS                            INVESTMENTS
------------------------------------------------------
Adyen N.V.                                     3.1%
Chugai Pharmaceutical Co., Ltd.                2.9
Genmab A.S.                                    2.7
Logitech International S.A.                    2.6
Epiroc AB, Class A                             2.4
Hong Kong Exchanges & Clearing Ltd.            2.3
Taisei Corp.                                   2.3
BHP Group Ltd.                                 2.3
Japan Exchange Group, Inc.                     2.3
ASML Holding N.V.                              2.3
------------------------------------------------------
    Total                                     25.2%
                                             ======

------------------------------------------------------
                                           % OF TOTAL
SECTOR ALLOCATION                          INVESTMENTS
------------------------------------------------------
Industrials                                   28.8%
Health Care                                   18.9
Financials                                    12.7
Consumer Discretionary                        11.5
Consumer Staples                              10.7
Information Technology                         9.5
Materials                                      4.4
Communication Services                         1.9
Real Estate                                    1.6
------------------------------------------------------
    Total                                    100.0%
                                             ======

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
--------------------------------------------------------------------------------

          FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2020 (UNAUDITED)

                                    ADVISOR

First Trust Advisors L.P. ("First Trust") is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust/Dow Jones Dividend & Income Allocation Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
   DIRECTOR, FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR, FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT, FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT, FIRST TRUST
TODD LARSON, SENIOR VICE PRESIDENT, FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT, FIRST TRUST
ERIC MAISEL, SENIOR VICE PRESIDENT, FIRST TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

                 FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2020 (UNAUDITED)

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Multi Income Allocation Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund. First Trust manages the Fund's fixed income investments, as well as a portion of the Fund's equity investments.

                                  SUB-ADVISORS

Stonebridge Advisors LLC ("Stonebridge" or a "Sub-Advisor) is a sub-advisor to the Fund and is a registered investment advisor based in Wilton, CT. Stonebridge specializes in the management of preferred securities and North American equity income securities.

Energy Income Partners, LLC ("EIP" or a "Sub-Advisor) is a sub-advisor to the Fund and is a registered investment advisor based in Westport, CT. EIP was founded in 2003 to provide professional asset management services in the area of energy-related master limited partnerships ("MLPs") and other high-payout securities such as pipeline companies, power utilities, YieldCos, and energy infrastructure real estate investment trusts ("REITS").

                           PORTFOLIO MANAGEMENT TEAM

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
   DIRECTOR, FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR, FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT, FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT, FIRST TRUST
WILLIAM HOUSEY, SENIOR VICE PRESIDENT, FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT, FIRST TRUST
TODD LARSON, SENIOR VICE PRESIDENT, FIRST TRUST
JAMES SNYDER, SENIOR VICE PRESIDENT, FIRST TRUST
JEREMIAH CHARLES, SENIOR VICE PRESIDENT, FIRST TRUST

                                  STONEBRIDGE

SCOTT FLEMING, PORTFOLIO MANAGER, PRESIDENT AND CHIEF INVESTMENT OFFICER OF
   STONEBRIDGE
ROBERT WOLF, SENIOR PORTFOLIO MANAGER AND SENIOR VICE PRESIDENT OF
   STONEBRIDGE

                                      EIP

JAMES J. MURCHIE, PORTFOLIO MANAGER, FOUNDER, PRINCIPAL AND CEO OF EIP EVA PAO, CO-PORTFOLIO MANAGER, PRINCIPAL OF EIP
JOHN TYSSELAND, CO-PORTFOLIO MANAGER, PRINCIPAL OF EIP

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

               FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2020 (UNAUDITED)

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Dorsey Wright Tactical Core Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
   DIRECTOR, FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR, FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT, FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT, FIRST TRUST
TODD LARSON, SENIOR VICE PRESIDENT, FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT, FIRST TRUST
ERIC R. MAISEL, SENIOR VICE PRESIDENT, FIRST TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

                     FIRST TRUST CAPITAL STRENGTH PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2020 (UNAUDITED)

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust Capital Strength Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
   DIRECTOR, FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR, FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT, FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT, FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT, FIRST TRUST

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT (CONTINUED)
--------------------------------------------------------------------------------

         FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO
                               SEMI-ANNUAL REPORT
                           JUNE 30, 2020 (UNAUDITED)

                                    ADVISOR

First Trust is a registered investment advisor based in Wheaton, IL and is the investment advisor to First Trust International Developed Capital Strength Portfolio (the "Fund"). In this capacity, First Trust is responsible for the selection and ongoing monitoring of the securities in the Fund's portfolio and certain other services necessary for the management of the Fund.

                           PORTFOLIO MANAGEMENT TEAM

DANIEL J. LINDQUIST, CHAIRMAN OF THE INVESTMENT COMMITTEE AND MANAGING
   DIRECTOR, FIRST TRUST
DAVID G. MCGAREL, CHIEF INVESTMENT OFFICER, CHIEF OPERATING OFFICER AND MANAGING
   DIRECTOR, FIRST TRUST
JON C. ERICKSON, SENIOR VICE PRESIDENT, FIRST TRUST
ROGER F. TESTIN, SENIOR VICE PRESIDENT, FIRST TRUST
CHRIS A. PETERSON, SENIOR VICE PRESIDENT, FIRST TRUST

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES
JUNE 30, 2020 (UNAUDITED)

As a shareholder of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio, First Trust Dorsey Wright Tactical Core Portfolio, First Trust Capital Strength Portfolio or First Trust International Developed Capital Strength Portfolio, you incur two types of costs: (1) transaction cost and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, if any, and other Fund expenses. This Example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended June 30, 2020.

ACTUAL EXPENSES

The first three columns of the table below provide information about actual account values and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the third column under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this six-month period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The next three columns of the table below provide information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not each Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads) or contingent deferred sales charges. Therefore, the hypothetical section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

                                                                                      HYPOTHETICAL
                                               ACTUAL EXPENSES                 (5% RETURN BEFORE EXPENSES)
                                     -----------------------------------   -----------------------------------
                                                             EXPENSES                              EXPENSES
                                     BEGINNING   ENDING     PAID DURING    BEGINNING   ENDING     PAID DURING    ANNUAL-
                                      ACCOUNT    ACCOUNT      PERIOD        ACCOUNT    ACCOUNT      PERIOD         IZED
                                       VALUE      VALUE      1/1/2020-       VALUE      VALUE      1/1/2020-     EXPENSE
                                     1/1/2020   6/30/2020  6/30/2020 (a)   1/1/2020   6/30/2020  6/30/2020 (a)  RATIOS (b)
                                     ---------  ---------  -------------   ---------  ---------  -------------  ----------
FIRST TRUST/DOW JONES DIVIDEND &
  INCOME ALLOCATION PORTFOLIO
    Class I .......................  $1,000.00  $  942.20     $ 5.79       $1,000.00  $1,018.90     $ 6.02        1.20%
    Class II.......................  $1,000.00  $  943.40     $ 4.59       $1,000.00  $1,020.14     $ 4.77        0.95%

FIRST TRUST MULTI INCOME ALLOCATION
  PORTFOLIO (c)
    Class I .......................  $1,000.00  $  936.30     $ 4.00       $1,000.00  $1,020.74     $ 4.17        0.83%
    Class II.......................  $1,000.00  $  938.20     $ 2.80       $1,000.00  $1,021.98     $ 2.92        0.58%

FIRST TRUST DORSEY WRIGHT TACTICAL
  CORE PORTFOLIO (c)
    Class I .......................  $1,000.00  $  924.50     $ 4.02       $1,000.00  $1,020.69     $ 4.22        0.84%
    Class II.......................  $1,000.00  $  923.10     $ 2.77       $1,000.00  $1,021.98     $ 2.92        0.58%

FIRST TRUST VARIABLE INSURANCE TRUST
UNDERSTANDING YOUR FUND EXPENSES (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

                                                                                          HYPOTHETICAL
                                                ACTUAL EXPENSES                   (5% RETURN BEFORE EXPENSES)
                                     --------------------------------------  --------------------------------------
                                                                EXPENSES                                EXPENSES
                                      BEGINNING      ENDING    PAID DURING    BEGINNING     ENDING     PAID DURING    ANNUAL-
                                       ACCOUNT      ACCOUNT      PERIOD        ACCOUNT      ACCOUNT      PERIOD         IZED
                                        VALUE        VALUE    5/1/2020 (d)-     VALUE        VALUE    5/1/2020 (d)-   EXPENSE
                                     5/1/2020 (d)  6/30/2020  6/30/2020 (e)  5/1/2020 (d)  6/30/2020  6/30/2020 (e)  RATIOS (b)
                                     ------------  ---------  -------------  ------------  ---------  -------------  ----------
FIRST TRUST CAPITAL STRENGTH PORTFOLIO
    Class I .......................   $1,000.00    $1,076.00      $ 1.90      $1,000.00    $1,019.39     $ 5.52        1.10%
    Class II.......................   $1,000.00    $1,076.00      $ 1.47      $1,000.00    $1,020.64     $ 4.27        0.85%

FIRST TRUST INTERNATIONAL DEVELOPED
  CAPITAL STRENGTH PORTFOLIO
    Class I .......................   $1,000.00    $1,141.00      $ 2.14      $1,000.00    $1,018.90     $ 6.02        1.20%
    Class II.......................   $1,000.00    $1,142.00      $ 1.70      $1,000.00    $1,020.14     $ 4.77        0.95%


(a) Expenses are equal to the annualized expense ratios as indicated in the table multiplied by the average account value over the period (January 1, 2020 through June 30, 2020), multiplied by 182/366 (to reflect the six-month period).

(b) These expense ratios reflect expense caps. First Trust Multi Income Allocation Portfolio expense ratios reflect an additional waiver. See Note 3 in the Notes to Financial Statements.

(c) Annualized expense ratio and expenses paid during the six-month period do not include fees and expenses of the underlying funds in which the Fund invests.

(d)   Inception date.

(e) Actual expenses are equal to the annualized expense ratio as indicated in the table multiplied by the average account value over the period (May 1, 2020 through June 30, 2020), multiplied by 61/366. Hypothetical expenses are assumed for the most recent six-month period.

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS - 53.5%

             AEROSPACE & DEFENSE - 0.7%
     22,200  General Dynamics Corp........................................................  $   3,318,012
     16,309  Huntington Ingalls Industries, Inc...........................................      2,845,757
                                                                                            -------------
                                                                                                6,163,769
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.7%
     42,405  CH Robinson Worldwide, Inc...................................................      3,352,539
     43,068  Expeditors International of Washington, Inc..................................      3,274,891
                                                                                            -------------
                                                                                                6,627,430
                                                                                            -------------
             AUTO COMPONENTS - 0.4%
    135,691  Gentex Corp..................................................................      3,496,757
                                                                                            -------------
             BANKS - 7.6%
    154,098  BancorpSouth Bank............................................................      3,504,188
     53,202  Bank of Hawaii Corp..........................................................      3,267,135
    129,808  Cathay General Bancorp.......................................................      3,413,950
     56,815  Commerce Bancshares, Inc.....................................................      3,378,788
     47,994  Community Bank System, Inc...................................................      2,736,618
     52,657  Cullen/Frost Bankers, Inc....................................................      3,934,004
    146,440  CVB Financial Corp...........................................................      2,744,286
     89,592  First Interstate BancSystem, Inc., Class A...................................      2,773,768
     90,304  First Merchants Corp.........................................................      2,489,681
    198,975  Hilltop Holdings, Inc........................................................      3,671,089
    246,320  Home BancShares, Inc.........................................................      3,788,402
     44,095  Independent Bank Corp........................................................      2,958,334
    112,209  International Bancshares Corp................................................      3,592,932
     29,420  M&T Bank Corp................................................................      3,058,797
     84,352  NBT Bancorp, Inc.............................................................      2,594,668
     84,161  Popular, Inc.................................................................      3,128,264
     93,215  S&T Bancorp, Inc.............................................................      2,185,892
     74,961  ServisFirst Bancshares, Inc..................................................      2,680,605
    164,491  Simmons First National Corp., Class A........................................      2,814,441
     64,967  UMB Financial Corp...........................................................      3,349,049
    158,222  United Community Banks, Inc..................................................      3,183,427
    111,092  Zions Bancorp N.A............................................................      3,777,128
                                                                                            -------------
                                                                                               69,025,446
                                                                                            -------------
             BUILDING PRODUCTS - 0.8%
     79,040  AO Smith Corp................................................................      3,724,365
     34,896  Trane Technologies PLC.......................................................      3,105,046
                                                                                            -------------
                                                                                                6,829,411
                                                                                            -------------
             CAPITAL MARKETS - 6.2%
     86,249  Bank of New York Mellon (The) Corp...........................................      3,333,524
      6,873  BlackRock, Inc...............................................................      3,739,531
     85,582  Charles Schwab (The) Corp....................................................      2,887,537
     59,843  Cohen & Steers, Inc..........................................................      4,072,316
     92,919  Eaton Vance Corp.............................................................      3,586,673
     11,047  FactSet Research Systems, Inc................................................      3,628,608
    177,554  Franklin Resources, Inc......................................................      3,723,307
     52,544  Houlihan Lokey, Inc..........................................................      2,923,548
     35,526  Intercontinental Exchange, Inc...............................................      3,254,182
      8,399  MarketAxess Holdings, Inc....................................................      4,207,227


Page 20                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
     30,523  Nasdaq, Inc..................................................................  $   3,646,583
     38,694  Northern Trust Corp..........................................................      3,069,982
     47,851  Raymond James Financial, Inc.................................................      3,293,584
     12,003  S&P Global, Inc..............................................................      3,954,748
     63,773  SEI Investments Co...........................................................      3,506,240
     29,992  T Rowe Price Group, Inc......................................................      3,704,012
                                                                                            -------------
                                                                                               56,531,602
                                                                                            -------------
             CHEMICALS - 1.6%
     14,869  Air Products & Chemicals, Inc................................................      3,590,268
     19,142  Ecolab, Inc..................................................................      3,808,301
      6,615  Sherwin-Williams (The) Co....................................................      3,822,478
     30,470  Stepan Co....................................................................      2,958,637
                                                                                            -------------
                                                                                               14,179,684
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 1.0%
     41,270  McGrath RentCorp.............................................................      2,228,993
     42,785  Tetra Tech, Inc..............................................................      3,385,149
     19,881  UniFirst Corp................................................................      3,557,705
                                                                                            -------------
                                                                                                9,171,847
                                                                                            -------------
             COMMUNICATIONS EQUIPMENT - 0.7%
     73,595  Cisco Systems, Inc...........................................................      3,432,471
    146,623  Juniper Networks, Inc........................................................      3,351,802
                                                                                            -------------
                                                                                                6,784,273
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.4%
     33,574  Packaging Corp. of America...................................................      3,350,685
                                                                                            -------------
             DISTRIBUTORS - 0.4%
     14,457  Pool Corp....................................................................      3,930,425
                                                                                            -------------
             ELECTRICAL EQUIPMENT - 0.4%
     40,350  AMETEK, Inc..................................................................      3,606,080
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 1.2%
     40,464  Amphenol Corp., Class A......................................................      3,876,856
     53,827  Dolby Laboratories, Inc., Class A............................................      3,545,584
     47,612  TE Connectivity, Ltd.........................................................      3,882,759
                                                                                            -------------
                                                                                               11,305,199
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.3%
     23,251  PS Business Parks, Inc.......................................................      3,078,432
                                                                                            -------------
             FOOD PRODUCTS - 1.4%
     60,983  Hormel Foods Corp............................................................      2,943,649
     25,083  J&J Snack Foods Corp.........................................................      3,188,802
     20,932  Lancaster Colony Corp........................................................      3,244,251
     58,021  Mondelez International, Inc., Class A........................................      2,966,614
                                                                                            -------------
                                                                                               12,343,316
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
      1,660  Atrion Corp..................................................................      1,057,437
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 1.5%
     13,112  Anthem, Inc..................................................................      3,448,194
      7,049  Chemed Corp..................................................................      3,179,592
      9,406  Humana, Inc..................................................................      3,647,177


                        See Notes to Financial Statements                Page 21

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
     11,851  UnitedHealth Group, Inc......................................................  $   3,495,452
                                                                                            -------------
                                                                                               13,770,415
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.9%
     85,787  DR Horton, Inc...............................................................      4,756,889
     39,467  Garmin Ltd...................................................................      3,848,033
                                                                                            -------------
                                                                                                8,604,922
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.7%
     44,164  Church & Dwight Co., Inc.....................................................      3,413,877
     15,047  WD-40 Co.....................................................................      2,983,820
                                                                                            -------------
                                                                                                6,397,697
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 1.1%
     24,156  Carlisle Cos., Inc...........................................................      2,890,748
     21,768  Honeywell International, Inc.................................................      3,147,435
      9,587  Roper Technologies, Inc......................................................      3,722,249
                                                                                            -------------
                                                                                                9,760,432
                                                                                            -------------
             INSURANCE - 7.1%
     88,343  Aflac, Inc...................................................................      3,182,998
     32,589  Allstate (The) Corp..........................................................      3,160,807
     43,484  American Financial Group, Inc................................................      2,759,495
     41,621  AMERISAFE, Inc...............................................................      2,545,540
     38,663  Cincinnati Financial Corp....................................................      2,475,592
     70,960  Employers Holdings, Inc......................................................      2,139,444
     15,646  Everest Re Group, Ltd........................................................      3,226,205
    112,690  Fidelity National Financial, Inc.............................................      3,455,075
     68,784  First American Financial Corp................................................      3,303,008
     42,624  Globe Life, Inc..............................................................      3,163,980
     32,099  Hanover Insurance Group (The), Inc...........................................      3,252,592
     84,351  Hartford Financial Services Group (The), Inc.................................      3,251,731
     28,149  Kinsale Capital Group, Inc...................................................      4,369,006
     34,299  Marsh & McLennan Cos., Inc...................................................      3,682,684
     90,362  National General Holdings Corp...............................................      1,952,723
    194,040  Old Republic International Corp..............................................      3,164,792
     33,750  Safety Insurance Group, Inc..................................................      2,573,775
     58,277  Selective Insurance Group, Inc...............................................      3,073,529
     29,678  Travelers (The) Cos., Inc....................................................      3,384,776
      3,158  White Mountains Insurance Group Ltd..........................................      2,804,209
     56,228  WR Berkley Corp..............................................................      3,221,302
                                                                                            -------------
                                                                                               64,143,263
                                                                                            -------------
             IT SERVICES - 3.1%
     18,203  Accenture PLC, Class A.......................................................      3,908,548
     21,727  Automatic Data Processing, Inc...............................................      3,234,933
     19,169  Jack Henry & Associates, Inc.................................................      3,527,671
     39,464  ManTech International Corp., Class A.........................................      2,702,889
     12,312  Mastercard, Inc., Class A....................................................      3,640,659
     50,491  MAXIMUS, Inc.................................................................      3,557,091
     46,514  Paychex, Inc.................................................................      3,523,436
     18,394  Visa, Inc., Class A..........................................................      3,553,169
                                                                                            -------------
                                                                                               27,648,396
                                                                                            -------------


Page 22                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             LIFE SCIENCES TOOLS & SERVICES - 0.8%
     40,927  Agilent Technologies, Inc....................................................  $   3,616,719
     10,227  Thermo Fisher Scientific, Inc................................................      3,705,651
                                                                                            -------------
                                                                                                7,322,370
                                                                                            -------------
             MACHINERY - 3.4%
     21,586  Cummins, Inc.................................................................      3,739,990
     63,350  Franklin Electric Co., Inc...................................................      3,327,142
     62,157  Graco, Inc...................................................................      2,982,914
     21,152  IDEX Corp....................................................................      3,342,862
     20,515  Illinois Tool Works, Inc.....................................................      3,587,048
     43,811  Lincoln Electric Holdings, Inc...............................................      3,690,639
     46,857  PACCAR, Inc..................................................................      3,507,246
     27,003  Snap-on, Inc.................................................................      3,740,186
     45,919  Toro (The) Co................................................................      3,046,267
                                                                                            -------------
                                                                                               30,964,294
                                                                                            -------------
             MEDIA - 0.4%
    193,951  Interpublic Group of (The) Cos., Inc.........................................      3,328,199
                                                                                            -------------
             METALS & MINING - 0.8%
     60,385  Newmont Corp.................................................................      3,728,170
     33,958  Reliance Steel & Aluminum Co.................................................      3,223,633
                                                                                            -------------
                                                                                                6,951,803
                                                                                            -------------
             MULTILINE RETAIL - 0.4%
     18,390  Dollar General Corp..........................................................      3,503,479
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.8%
    169,021  Cabot Oil & Gas Corp.........................................................      2,903,781
     94,717  ConocoPhillips...............................................................      3,980,008
                                                                                            -------------
                                                                                                6,883,789
                                                                                            -------------
             PHARMACEUTICALS - 1.0%
     38,259  Merck & Co., Inc.............................................................      2,958,568
     88,640  Pfizer, Inc..................................................................      2,898,528
     25,170  Zoetis, Inc..................................................................      3,449,297
                                                                                            -------------
                                                                                                9,306,393
                                                                                            -------------
             PROFESSIONAL SERVICES - 0.8%
     40,953  Exponent, Inc................................................................      3,314,326
     73,771  Robert Half International, Inc...............................................      3,897,322
                                                                                            -------------
                                                                                                7,211,648
                                                                                            -------------
             ROAD & RAIL - 1.6%
     30,476  Landstar System, Inc.........................................................      3,422,760
     20,096  Norfolk Southern Corp........................................................      3,528,255
     22,994  Old Dominion Freight Line, Inc...............................................      3,899,552
     20,641  Union Pacific Corp...........................................................      3,489,774
                                                                                            -------------
                                                                                               14,340,341
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 1.2%
     54,325  Intel Corp...................................................................      3,250,265
     61,238  Maxim Integrated Products, Inc...............................................      3,711,635
     29,073  Texas Instruments, Inc.......................................................      3,691,399
                                                                                            -------------
                                                                                               10,653,299
                                                                                            -------------


                        See Notes to Financial Statements                Page 23

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             SOFTWARE - 0.8%
     12,892  Intuit, Inc..................................................................  $   3,818,481
     18,505  Microsoft Corp...............................................................      3,765,953
                                                                                            -------------
                                                                                                7,584,434
                                                                                            -------------
             SPECIALTY RETAIL - 1.2%
     33,481  Tractor Supply Co............................................................      4,412,461
     74,334  Williams-Sonoma, Inc.........................................................      6,096,131
                                                                                            -------------
                                                                                               10,508,592
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS - 0.4%
     35,601  NIKE, Inc., Class B..........................................................      3,490,678
                                                                                            -------------
             THRIFTS & MORTGAGE FINANCE - 0.4%
    225,840  Northwest Bancshares, Inc....................................................      2,309,214
    112,410  TFS Financial Corp...........................................................      1,608,587
                                                                                            -------------
                                                                                                3,917,801
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 1.2%
     91,967  Fastenal Co..................................................................      3,939,866
     52,064  MSC Industrial Direct Co., Inc., Class A.....................................      3,790,780
     17,897  Watsco, Inc..................................................................      3,180,297
                                                                                            -------------
                                                                                               10,910,943
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................    484,684,981
             (Cost $456,379,948)                                                            -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES - 40.7%

             AEROSPACE & DEFENSE - 0.6%
$   250,000  L3Harris Technologies, Inc..........................    2.90%      12/15/29          269,763
    250,000  Lockheed Martin Corp................................    3.55%      01/15/26          287,622
    250,000  Lockheed Martin Corp................................    1.85%      06/15/30          257,316
    250,000  Lockheed Martin Corp................................    2.80%      06/15/50          263,886
    383,000  Lockheed Martin Corp................................    4.09%      09/15/52          501,093
    500,000  Northrop Grumman Corp...............................    2.55%      10/15/22          522,688
    250,000  Northrop Grumman Corp...............................    2.93%      01/15/25          270,567
    500,000  Northrop Grumman Corp...............................    3.25%      01/15/28          559,543
    500,000  Northrop Grumman Corp...............................    4.03%      10/15/47          607,140
    250,000  Raytheon Technologies Corp..........................    2.25%      07/01/30          260,946
    250,000  Raytheon Technologies Corp..........................    3.13%      07/01/50          266,999
    250,000  United Technologies Corp............................    3.95%      08/16/25          284,654
    500,000  United Technologies Corp............................    4.63%      11/16/48          650,254
                                                                                            -------------
                                                                                                5,002,471
                                                                                            -------------
             AIR FREIGHT & LOGISTICS - 0.8%
    850,000  FedEx Corp..........................................    3.30%      03/15/27          916,868
    500,000  FedEx Corp..........................................    4.20%      10/17/28          563,106
    648,000  FedEx Corp..........................................    4.55%      04/01/46          699,702
    550,000  FedEx Corp..........................................    4.40%      01/15/47          584,799
    500,000  United Parcel Service, Inc..........................    2.35%      05/16/22          517,266
    500,000  United Parcel Service, Inc..........................    2.50%      04/01/23          525,732
    250,000  United Parcel Service, Inc..........................    2.20%      09/01/24          263,848


Page 24                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             AIR FREIGHT & LOGISTICS (CONTINUED)
$   250,000  United Parcel Service, Inc..........................    2.80%      11/15/24    $     271,020
    500,000  United Parcel Service, Inc..........................    2.40%      11/15/26          545,132
    250,000  United Parcel Service, Inc..........................    3.05%      11/15/27          283,388
    500,000  United Parcel Service, Inc..........................    3.40%      03/15/29          579,077
    250,000  United Parcel Service, Inc..........................    2.50%      09/01/29          272,687
    500,000  United Parcel Service, Inc..........................    3.40%      11/15/46          542,366
    500,000  United Parcel Service, Inc..........................    4.25%      03/15/49          623,198
    250,000  United Parcel Service, Inc..........................    3.40%      09/01/49          276,097
                                                                                            -------------
                                                                                                7,464,286
                                                                                            -------------
             AUTOMOBILES - 0.0%
    243,000  General Motors Co...................................    5.40%      10/02/23          262,941
                                                                                            -------------
             BANKS - 6.9%
    600,000  Bank of America Corp................................    2.63%      04/19/21          610,668
    500,000  Bank of America Corp. (a)...........................    2.37%      07/21/21          500,467
    250,000  Bank of America Corp. (a)...........................    2.33%      10/01/21          251,039
    500,000  Bank of America Corp. (a)...........................    2.74%      01/23/22          505,631
    250,000  Bank of America Corp................................    2.50%      10/21/22          256,005
    500,000  Bank of America Corp. (a)...........................    2.88%      04/24/23          518,429
    500,000  Bank of America Corp. (a)...........................    2.82%      07/21/23          519,552
  1,207,000  Bank of America Corp. (a)...........................    3.00%      12/20/23        1,268,450
    500,000  Bank of America Corp. (a)...........................    3.55%      03/05/24          534,687
    450,000  Bank of America Corp................................    4.00%      04/01/24          499,766
    500,000  Bank of America Corp. (a)...........................    3.86%      07/23/24          542,067
    500,000  Bank of America Corp. (a)...........................    3.46%      03/15/25          542,606
    500,000  Bank of America Corp. (a)...........................    3.09%      10/01/25          541,246
    500,000  Bank of America Corp. (a)...........................    2.46%      10/22/25          525,602
    250,000  Bank of America Corp. (a)...........................    3.37%      01/23/26          273,223
    750,000  Bank of America Corp. (a)...........................    2.02%      02/13/26          776,085
    400,000  Bank of America Corp................................    4.45%      03/03/26          460,849
    950,000  Bank of America Corp................................    3.50%      04/19/26        1,070,214
    250,000  Bank of America Corp. (a)...........................    1.32%      06/19/26          250,951
    500,000  Bank of America Corp. (a)...........................    3.56%      04/23/27          558,336
    150,000  Bank of America Corp................................    3.25%      10/21/27          165,526
    250,000  Bank of America Corp................................    4.18%      11/25/27          286,440
    500,000  Bank of America Corp. (a)...........................    3.82%      01/20/28          567,837
    500,000  Bank of America Corp. (a)...........................    3.71%      04/24/28          565,527
    500,000  Bank of America Corp. (a)...........................    3.59%      07/21/28          560,768
  1,091,000  Bank of America Corp. (a)...........................    3.42%      12/20/28        1,216,020
    250,000  Bank of America Corp. (a)...........................    3.97%      03/05/29          286,803
    500,000  Bank of America Corp. (a)...........................    4.27%      07/23/29          590,143
    500,000  Bank of America Corp. (a)...........................    3.97%      02/07/30          582,598
    500,000  Bank of America Corp. (a)...........................    3.19%      07/23/30          552,391
    500,000  Bank of America Corp. (a)...........................    2.88%      10/22/30          541,373
    250,000  Bank of America Corp. (a)...........................    2.50%      02/13/31          262,434
    250,000  Bank of America Corp. (a)...........................    2.59%      04/29/31          265,112
    250,000  Bank of America Corp. (a)...........................    4.24%      04/24/38          304,172
    500,000  Bank of America Corp. (a)...........................    4.08%      04/23/40          608,772
    225,000  Bank of America Corp................................    5.88%      02/07/42          336,135
    250,000  Bank of America Corp. (a)...........................    4.44%      01/20/48          324,717


                        See Notes to Financial Statements                Page 25

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   500,000  Bank of America Corp. (a)...........................    3.95%      01/23/49    $     605,997
    500,000  Bank of America Corp. (a)...........................    4.33%      03/15/50          647,313
    250,000  Citibank N.A........................................    3.40%      07/23/21          257,505
    500,000  Citibank N.A. (a)...................................    3.17%      02/19/22          508,090
    500,000  Citibank N.A. (a)...................................    2.84%      05/20/22          509,962
    600,000  Citigroup, Inc......................................    2.70%      03/30/21          609,813
    350,000  Citigroup, Inc......................................    2.35%      08/02/21          356,810
    250,000  Citigroup, Inc......................................    2.90%      12/08/21          257,586
    775,000  Citigroup, Inc......................................    4.50%      01/14/22          821,533
    500,000  Citigroup, Inc......................................    2.75%      04/25/22          518,319
    500,000  Citigroup, Inc......................................    2.70%      10/27/22          522,264
  1,000,000  Citigroup, Inc. (a).................................    2.31%      11/04/22        1,019,988
    500,000  Citigroup, Inc. (a).................................    2.88%      07/24/23          520,576
    250,000  Citigroup, Inc. (a).................................    1.68%      05/15/24          255,159
    250,000  Citigroup, Inc. (a).................................    4.04%      06/01/24          271,915
    500,000  Citigroup, Inc. (a).................................    3.35%      04/24/25          540,531
    450,000  Citigroup, Inc......................................    4.60%      03/09/26          514,312
    500,000  Citigroup, Inc. (a).................................    3.11%      04/08/26          538,746
    300,000  Citigroup, Inc......................................    3.40%      05/01/26          332,908
    250,000  Citigroup, Inc......................................    3.20%      10/21/26          274,259
    300,000  Citigroup, Inc......................................    4.30%      11/20/26          341,207
    350,000  Citigroup, Inc......................................    4.45%      09/29/27          399,834
    500,000  Citigroup, Inc. (a).................................    3.89%      01/10/28          563,929
  1,000,000  Citigroup, Inc. (a).................................    3.67%      07/24/28        1,115,634
    500,000  Citigroup, Inc......................................    4.13%      07/25/28          566,754
    500,000  Citigroup, Inc. (a).................................    3.52%      10/27/28          551,383
    250,000  Citigroup, Inc. (a).................................    4.08%      04/23/29          285,412
    500,000  Citigroup, Inc. (a).................................    3.98%      03/20/30          575,016
  1,000,000  Citigroup, Inc. (a).................................    2.98%      11/05/30        1,065,080
    500,000  Citigroup, Inc. (a).................................    2.67%      01/29/31          519,783
    250,000  Citigroup, Inc. (a).................................    2.57%      06/03/31          258,905
    500,000  Citigroup, Inc. (a).................................    3.88%      01/24/39          578,253
    200,000  Citigroup, Inc......................................    5.88%      01/30/42          291,687
    750,000  Citigroup, Inc......................................    4.75%      05/18/46          955,550
    500,000  Citigroup, Inc. (a).................................    4.28%      04/24/48          620,712
    500,000  Citigroup, Inc......................................    4.65%      07/23/48          655,579
    500,000  Fifth Third Bancorp.................................    2.38%      01/28/25          528,351
    500,000  First Republic Bank (CA) (a)........................    1.91%      02/12/24          512,282
    550,000  JPMorgan Chase & Co.................................    4.63%      05/10/21          570,044
    450,000  JPMorgan Chase & Co.................................    2.40%      06/07/21          457,712
    325,000  JPMorgan Chase & Co.................................    3.20%      01/25/23          345,664
    500,000  JPMorgan Chase & Co. (a)............................    3.21%      04/01/23          520,712
    250,000  JPMorgan Chase & Co. (a)............................    2.78%      04/25/23          258,962
    500,000  JPMorgan Chase & Co.................................    2.70%      05/18/23          527,216
    400,000  JPMorgan Chase & Co.................................    3.88%      02/01/24          444,012
    250,000  JPMorgan Chase & Co. (a)............................    3.56%      04/23/24          267,736
    837,000  JPMorgan Chase & Co. (a)............................    1.51%      06/01/24          851,333
    250,000  JPMorgan Chase & Co. (a)............................    3.80%      07/23/24          271,313
    500,000  JPMorgan Chase & Co. (a)............................    2.30%      10/15/25          524,061
    850,000  JPMorgan Chase & Co.................................    3.30%      04/01/26          950,796


Page 26                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BANKS (CONTINUED)
$   300,000  JPMorgan Chase & Co.................................    4.13%      12/15/26    $     349,663
    250,000  JPMorgan Chase & Co.................................    3.63%      12/01/27          276,696
    500,000  JPMorgan Chase & Co. (a)............................    3.78%      02/01/28          565,799
    500,000  JPMorgan Chase & Co. (a)............................    3.54%      05/01/28          558,728
    500,000  JPMorgan Chase & Co. (a)............................    3.51%      01/23/29          559,072
    250,000  JPMorgan Chase & Co. (a)............................    4.01%      04/23/29          288,773
    500,000  JPMorgan Chase & Co. (a)............................    4.20%      07/23/29          586,845
    500,000  JPMorgan Chase & Co. (a)............................    3.70%      05/06/30          574,813
    500,000  JPMorgan Chase & Co. (a)............................    2.96%      05/13/31          531,430
    400,000  JPMorgan Chase & Co.................................    6.40%      05/15/38          616,581
    250,000  JPMorgan Chase & Co. (a)............................    3.88%      07/24/38          293,966
    150,000  JPMorgan Chase & Co.................................    4.95%      06/01/45          202,117
    500,000  JPMorgan Chase & Co. (a)............................    4.26%      02/22/48          631,576
    750,000  JPMorgan Chase & Co. (a)............................    3.96%      11/15/48          918,866
    500,000  JPMorgan Chase & Co. (a)............................    3.90%      01/23/49          605,418
    500,000  Regions Financial Corp..............................    3.80%      08/14/23          544,053
    550,000  Wells Fargo & Co....................................    2.50%      03/04/21          557,722
    300,000  Wells Fargo & Co....................................    2.10%      07/26/21          305,287
    500,000  Wells Fargo & Co....................................    2.63%      07/22/22          521,114
    500,000  Wells Fargo & Co. (a)...............................    1.65%      06/02/24          508,122
    425,000  Wells Fargo & Co....................................    3.30%      09/09/24          465,885
    500,000  Wells Fargo & Co. (a)...............................    2.41%      10/30/25          520,820
    500,000  Wells Fargo & Co. (a)...............................    2.16%      02/11/26          515,661
    550,000  Wells Fargo & Co....................................    3.00%      04/22/26          601,084
    250,000  Wells Fargo & Co....................................    3.00%      10/23/26          272,678
    200,000  Wells Fargo & Co....................................    4.30%      07/22/27          229,738
    500,000  Wells Fargo & Co. (a)...............................    3.58%      05/22/28          555,279
    500,000  Wells Fargo & Co. (a)...............................    2.88%      10/30/30          535,336
    275,000  Wells Fargo & Co....................................    4.40%      06/14/46          328,446
    750,000  Wells Fargo & Co....................................    4.75%      12/07/46          962,792
    250,000  Wells Fargo Bank N.A. (a)...........................    3.33%      07/23/21          250,410
  1,000,000  Wells Fargo Bank N.A................................    3.63%      10/22/21        1,038,085
    500,000  Wells Fargo Bank N.A. (a)...........................    2.08%      09/09/22          508,186
    200,000  Wells Fargo Bank N.A................................    5.95%      08/26/36          271,501
                                                                                            -------------
                                                                                               62,333,681
                                                                                            -------------
             BEVERAGES - 0.9%
    875,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc...................................    4.70%      02/01/36        1,031,966
  1,100,000  Anheuser-Busch Cos., LLC/Anheuser-Busch InBev
                Worldwide, Inc...................................    4.90%      02/01/46        1,350,228
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    3.50%      01/12/24          272,576
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.15%      01/23/25          283,864
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.75%      01/23/29          302,286
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.90%      01/23/31          313,522
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.38%      04/15/38          284,243
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.35%      06/01/40          285,750
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.60%      04/15/48          293,135
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    5.55%      01/23/49          333,833
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.50%      06/01/50          297,671


                        See Notes to Financial Statements                Page 27

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             BEVERAGES (CONTINUED)
$   250,000  Anheuser-Busch Inbev Worldwide, Inc.................    4.75%      04/15/58    $     302,807
    250,000  Anheuser-Busch Inbev Worldwide, Inc.................    5.80%      01/23/59          356,766
    975,000  Coca-Cola (The) Co..................................    3.20%      11/01/23        1,062,120
    500,000  Coca-Cola (The) Co..................................    1.75%      09/06/24          524,035
    250,000  Coca-Cola (The) Co..................................    2.50%      06/01/40          259,111
    250,000  Coca-Cola (The) Co..................................    2.60%      06/01/50          253,073
    250,000  Coca-Cola (The) Co..................................    2.75%      06/01/60          253,573
    500,000  PepsiCo, Inc........................................    0.75%      05/01/23          504,761
                                                                                            -------------
                                                                                                8,565,320
                                                                                            -------------
             BIOTECHNOLOGY - 1.8%
    250,000  AbbVie, Inc.........................................    3.38%      11/14/21          259,072
  2,000,000  AbbVie, Inc. (b)....................................    2.15%      11/19/21        2,038,446
    375,000  AbbVie, Inc.........................................    2.90%      11/06/22          393,585
  2,000,000  AbbVie, Inc. (b)....................................    2.30%      11/21/22        2,069,721
    250,000  AbbVie, Inc.........................................    3.75%      11/14/23          271,900
  1,000,000  AbbVie, Inc. (b)....................................    2.60%      11/21/24        1,062,262
    250,000  AbbVie, Inc.........................................    3.60%      05/14/25          276,621
  1,000,000  AbbVie, Inc. (b)....................................    2.95%      11/21/26        1,088,581
    250,000  AbbVie, Inc.........................................    4.25%      11/14/28          292,821
  1,000,000  AbbVie, Inc. (b)....................................    3.20%      11/21/29        1,104,792
    500,000  AbbVie, Inc. (b)....................................    4.05%      11/21/39          585,529
    275,000  AbbVie, Inc.........................................    4.40%      11/06/42          329,621
    300,000  AbbVie, Inc.........................................    4.70%      05/14/45          377,691
    250,000  AbbVie, Inc.........................................    4.88%      11/14/48          328,865
  1,000,000  AbbVie, Inc. (b)....................................    4.25%      11/21/49        1,217,573
    450,000  Amgen, Inc..........................................    2.70%      05/01/22          465,542
    500,000  Amgen, Inc..........................................    2.65%      05/11/22          517,871
    500,000  Amgen, Inc..........................................    1.90%      02/21/25          522,781
    750,000  Amgen, Inc..........................................    2.20%      02/21/27          792,121
    500,000  Amgen, Inc..........................................    2.45%      02/21/30          529,781
    250,000  Amgen, Inc..........................................    2.30%      02/25/31          262,231
    750,000  Amgen, Inc..........................................    3.15%      02/21/40          808,427
    750,000  Amgen, Inc..........................................    3.38%      02/21/50          840,330
                                                                                            -------------
                                                                                               16,436,164
                                                                                            -------------
             CAPITAL MARKETS - 2.7%
    700,000  Goldman Sachs Group (The), Inc......................    2.63%      04/25/21          711,204
    500,000  Goldman Sachs Group (The), Inc......................    2.35%      11/15/21          503,210
    500,000  Goldman Sachs Group (The), Inc......................    3.00%      04/26/22          509,744
    500,000  Goldman Sachs Group (The), Inc. (a).................    2.88%      10/31/22          512,743
    700,000  Goldman Sachs Group (The), Inc......................    3.63%      01/22/23          750,505
    250,000  Goldman Sachs Group (The), Inc. (a).................    2.91%      06/05/23          259,231
    500,000  Goldman Sachs Group (The), Inc. (a).................    2.91%      07/24/23          519,663
    500,000  Goldman Sachs Group (The), Inc......................    3.63%      02/20/24          544,316
    600,000  Goldman Sachs Group (The), Inc......................    4.00%      03/03/24          663,701
    150,000  Goldman Sachs Group (The), Inc......................    3.50%      01/23/25          163,496
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      04/01/25          548,848
    500,000  Goldman Sachs Group (The), Inc. (a).................    3.27%      09/29/25          539,161
    600,000  Goldman Sachs Group (The), Inc......................    4.25%      10/21/25          675,901


Page 28                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   550,000  Goldman Sachs Group (The), Inc......................    3.75%      02/25/26    $     613,868
    500,000  Goldman Sachs Group (The), Inc......................    3.50%      11/16/26          550,286
    750,000  Goldman Sachs Group (The), Inc......................    3.85%      01/26/27          846,654
    250,000  Goldman Sachs Group (The), Inc. (a).................    3.69%      06/05/28          280,226
    500,000  Goldman Sachs Group (The), Inc. (a).................    3.81%      04/23/29          565,613
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.22%      05/01/29          582,138
    500,000  Goldman Sachs Group (The), Inc......................    2.60%      02/07/30          524,951
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.02%      10/31/38          580,990
    500,000  Goldman Sachs Group (The), Inc. (a).................    4.41%      04/23/39          602,898
    400,000  Goldman Sachs Group (The), Inc......................    6.25%      02/01/41          600,525
  1,000,000  Morgan Stanley......................................    2.50%      04/21/21        1,016,826
    550,000  Morgan Stanley......................................    5.50%      07/28/21          579,277
    500,000  Morgan Stanley......................................    2.63%      11/17/21          514,072
    500,000  Morgan Stanley......................................    2.75%      05/19/22          519,966
    500,000  Morgan Stanley......................................    3.13%      01/23/23          530,349
    300,000  Morgan Stanley......................................    3.75%      02/25/23          323,881
    500,000  Morgan Stanley (a)..................................    3.74%      04/24/24          538,525
    450,000  Morgan Stanley......................................    3.88%      04/29/24          497,867
    250,000  Morgan Stanley (a)..................................    2.72%      07/22/25          265,396
    800,000  Morgan Stanley......................................    3.88%      01/27/26          905,651
    500,000  Morgan Stanley (a)..................................    2.19%      04/28/26          521,201
    250,000  Morgan Stanley......................................    4.35%      09/08/26          288,508
    250,000  Morgan Stanley......................................    3.63%      01/20/27          282,510
    500,000  Morgan Stanley (a)..................................    3.59%      07/22/28          562,948
    500,000  Morgan Stanley (a)..................................    3.77%      01/24/29          569,628
    500,000  Morgan Stanley (a)..................................    4.43%      01/23/30          596,147
    500,000  Morgan Stanley (a)..................................    2.70%      01/22/31          530,314
    500,000  Morgan Stanley (a)..................................    3.97%      07/22/38          592,042
    500,000  Morgan Stanley (a)..................................    4.46%      04/22/39          631,986
    350,000  Morgan Stanley......................................    6.38%      07/24/42          546,728
    350,000  National Securities Clearing Corp. (b)..............    1.20%      04/23/23          355,211
    500,000  State Street Corp. (a) (b)..........................    2.83%      03/30/23          519,107
                                                                                            -------------
                                                                                               24,338,012
                                                                                            -------------
             CHEMICALS - 0.3%
    250,000  Air Products and Chemicals, Inc.....................    1.50%      10/15/25          258,067
    250,000  Air Products and Chemicals, Inc.....................    1.85%      05/15/27          262,198
    250,000  Air Products and Chemicals, Inc.....................    2.05%      05/15/30          262,745
    250,000  Air Products and Chemicals, Inc.....................    2.70%      05/15/40          263,642
    250,000  Air Products and Chemicals, Inc.....................    2.80%      05/15/50          263,456
    250,000  Dow Chemical (The) Co...............................    3.15%      05/15/24          267,242
    250,000  Dow Chemical (The) Co...............................    4.80%      05/15/49          297,909
    250,000  EI du Pont de Nemours and Co........................    1.70%      07/15/25          258,299
    250,000  EI du Pont de Nemours and Co........................    2.30%      07/15/30          260,035
                                                                                            -------------
                                                                                                2,393,593
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 0.1%
    250,000  Republic Services, Inc..............................    2.50%      08/15/24          266,082
    500,000  Republic Services, Inc..............................    3.05%      03/01/50          513,246
                                                                                            -------------
                                                                                                  779,328
                                                                                            -------------


                        See Notes to Financial Statements                Page 29

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             COMMUNICATIONS EQUIPMENT - 0.2%
$   800,000  Cisco Systems, Inc..................................    2.20%      09/20/23    $     845,236
    500,000  Cisco Systems, Inc..................................    3.63%      03/04/24          557,646
    200,000  Cisco Systems, Inc..................................    2.50%      09/20/26          221,472
    225,000  Cisco Systems, Inc..................................    5.90%      02/15/39          335,927
                                                                                            -------------
                                                                                                1,960,281
                                                                                            -------------
             CONSUMER FINANCE - 1.3%
    250,000  Ally Financial, Inc.................................    3.05%      06/05/23          253,176
    250,000  American Express Co.................................    2.50%      08/01/22          259,012
    250,000  American Express Co.................................    3.70%      08/03/23          272,031
    250,000  American Express Co.................................    3.40%      02/22/24          272,057
    500,000  American Express Co.................................    2.50%      07/30/24          529,822
    500,000  American Express Co.................................    3.00%      10/30/24          541,074
    250,000  American Express Co.................................    4.20%      11/06/25          290,882
    575,000  American Express Credit Corp........................    2.25%      05/05/21          582,945
    250,000  American Express Credit Corp........................    2.70%      03/03/22          258,902
  1,000,000  Capital One Bank U.S.A. N.A. (a)....................    2.01%      01/27/23        1,014,154
    333,000  Capital One Financial Corp..........................    2.60%      05/11/23          348,806
    250,000  Capital One Financial Corp..........................    4.25%      04/30/25          281,221
    500,000  Capital One N.A.....................................    2.65%      08/08/22          517,550
  1,039,000  Caterpillar Financial Services Corp.................    1.70%      08/09/21        1,053,860
    500,000  Caterpillar Financial Services Corp.................    1.95%      11/18/22          517,741
  1,000,000  Caterpillar Financial Services Corp.................    2.15%      11/08/24        1,061,948
    500,000  Discover Bank.......................................    3.35%      02/06/23          527,821
    250,000  General Motors Financial Co., Inc...................    2.45%      11/06/20          250,406
    250,000  General Motors Financial Co., Inc...................    3.20%      07/06/21          252,814
    500,000  General Motors Financial Co., Inc...................    4.20%      11/06/21          512,861
    250,000  General Motors Financial Co., Inc...................    3.55%      07/08/22          256,415
    250,000  General Motors Financial Co., Inc...................    5.20%      03/20/23          267,349
    250,000  General Motors Financial Co., Inc...................    5.10%      01/17/24          267,394
    250,000  General Motors Financial Co., Inc...................    3.50%      11/07/24          253,636
    500,000  General Motors Financial Co., Inc...................    2.90%      02/26/25          498,544
    250,000  General Motors Financial Co., Inc...................    2.75%      06/20/25          247,211
    200,000  General Motors Financial Co., Inc...................    5.25%      03/01/26          218,122
    250,000  General Motors Financial Co., Inc...................    4.35%      01/17/27          259,031
    250,000  General Motors Financial Co., Inc...................    3.60%      06/21/30          243,820
                                                                                            -------------
                                                                                               12,110,605
                                                                                            -------------
             CONTAINERS & PACKAGING - 0.1%
    250,000  Colonial Enterprises, Inc. (b)......................    3.25%      05/15/30          272,768
    350,000  International Paper Co..............................    4.40%      08/15/47          413,067
    250,000  WRKCo, Inc..........................................    3.00%      09/15/24          266,056
    250,000  WRKCo, Inc..........................................    3.00%      06/15/33          260,808
                                                                                            -------------
                                                                                                1,212,699
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.4%
    250,000  Berkshire Hathaway Finance Corp.....................    4.20%      08/15/48          320,122
    500,000  Berkshire Hathaway Finance Corp.....................    4.25%      01/15/49          641,980
    425,000  Berkshire Hathaway, Inc.............................    3.13%      03/15/26          475,745
    500,000  Dell International LLC/EMC Corp. (b)................    4.42%      06/15/21          514,019
    250,000  Dell International LLC/EMC Corp. (b)................    5.85%      07/15/25          287,676


Page 30                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             DIVERSIFIED FINANCIAL SERVICES (CONTINUED)
$   500,000  Dell International LLC/EMC Corp. (b)................    4.90%      10/01/26    $     552,139
    250,000  Dell International LLC/EMC Corp. (b)................    6.10%      07/15/27          289,226
    250,000  Dell International LLC/EMC Corp. (b)................    5.30%      10/01/29          276,132
    250,000  Dell International LLC/EMC Corp. (b)................    8.35%      07/15/46          333,859
                                                                                            -------------
                                                                                                3,690,898
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 1.5%
    250,000  AT&T, Inc...........................................    3.20%      03/01/22          260,915
    250,000  AT&T, Inc...........................................    3.80%      03/01/24          275,095
    150,000  AT&T, Inc...........................................    3.90%      03/11/24          165,796
    350,000  AT&T, Inc...........................................    3.40%      05/15/25          384,884
    650,000  AT&T, Inc...........................................    4.13%      02/17/26          741,284
    250,000  AT&T, Inc...........................................    2.30%      06/01/27          259,222
    545,000  AT&T, Inc...........................................    4.10%      02/15/28          623,858
    500,000  AT&T, Inc...........................................    4.35%      03/01/29          583,397
    462,000  AT&T, Inc...........................................    4.30%      02/15/30          541,866
    500,000  AT&T, Inc...........................................    2.75%      06/01/31          521,799
    250,000  AT&T, Inc...........................................    5.25%      03/01/37          309,468
    500,000  AT&T, Inc...........................................    4.85%      03/01/39          603,825
    250,000  AT&T, Inc...........................................    3.50%      06/01/41          263,031
    425,000  AT&T, Inc...........................................    4.80%      06/15/44          504,059
    250,000  AT&T, Inc...........................................    4.35%      06/15/45          281,773
    250,000  AT&T, Inc...........................................    4.75%      05/15/46          300,180
    550,000  AT&T, Inc...........................................    5.65%      02/15/47          720,232
    250,000  AT&T, Inc...........................................    4.50%      03/09/48          296,011
    250,000  AT&T, Inc...........................................    3.65%      06/01/51          262,975
    250,000  AT&T, Inc...........................................    5.70%      03/01/57          343,206
    250,000  AT&T, Inc...........................................    3.85%      06/01/60          267,986
    200,000  Level 3 Financing, Inc. (b).........................    3.40%      03/01/27          211,955
    250,000  Level 3 Financing, Inc. (b).........................    3.88%      11/15/29          264,159
    250,000  Verizon Communications, Inc.........................    2.63%      08/15/26          272,244
    250,000  Verizon Communications, Inc.........................    4.13%      03/16/27          295,057
    250,000  Verizon Communications, Inc.........................    3.88%      02/08/29          295,904
  1,119,000  Verizon Communications, Inc.........................    4.02%      12/03/29        1,337,112
    231,000  Verizon Communications, Inc.........................    4.27%      01/15/36          286,014
    298,000  Verizon Communications, Inc.........................    4.13%      08/15/46          373,723
    750,000  Verizon Communications, Inc.........................    4.86%      08/21/46        1,020,147
    250,000  Verizon Communications, Inc.........................    4.52%      09/15/48          331,285
    249,000  Verizon Communications, Inc.........................    5.01%      08/21/54          362,414
                                                                                            -------------
                                                                                               13,560,876
                                                                                            -------------
             ELECTRIC UTILITIES - 4.5%
    500,000  AEP Texas, Inc......................................    2.40%      10/01/22          519,499
    250,000  AEP Transmission Co., LLC...........................    4.00%      12/01/46          301,219
    500,000  AEP Transmission Co., LLC...........................    3.75%      12/01/47          575,692
    500,000  AEP Transmission Co., LLC...........................    4.25%      09/15/48          622,889
    250,000  Alabama Power Co....................................    3.70%      12/01/47          286,183
    500,000  Alabama Power Co....................................    3.45%      10/01/49          547,783
    750,000  American Electric Power Co., Inc....................    2.95%      12/15/22          788,701
    300,000  Appalachian Power Co................................    4.40%      05/15/44          355,674
    250,000  Appalachian Power Co................................    3.70%      05/01/50          275,474


                        See Notes to Financial Statements                Page 31

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   500,000  Atlantic City Electric Co...........................    4.00%      10/15/28    $     582,403
    250,000  Baltimore Gas & Electric Co.........................    2.40%      08/15/26          268,766
    250,000  Baltimore Gas & Electric Co.........................    3.50%      08/15/46          280,373
    250,000  Baltimore Gas & Electric Co.........................    3.75%      08/15/47          290,260
    250,000  Baltimore Gas & Electric Co.........................    3.20%      09/15/49          267,098
    250,000  Baltimore Gas & Electric Co.........................    2.90%      06/15/50          256,398
    250,000  CenterPoint Energy Houston Electric LLC.............    2.90%      07/01/50          261,143
    500,000  Cleveland Electric Illuminating (The) Co. (b).......    3.50%      04/01/28          548,433
    300,000  Commonwealth Edison Co..............................    3.40%      09/01/21          308,167
    250,000  Commonwealth Edison Co..............................    2.95%      08/15/27          274,796
    400,000  Commonwealth Edison Co..............................    3.65%      06/15/46          470,313
    500,000  Commonwealth Edison Co..............................    3.75%      08/15/47          594,036
    500,000  Commonwealth Edison Co..............................    4.00%      03/01/49          621,325
    500,000  Commonwealth Edison Co..............................    3.00%      03/01/50          528,834
    500,000  DTE Electric Co.....................................    2.25%      03/01/30          527,027
    500,000  DTE Electric Co.....................................    2.95%      03/01/50          520,107
    500,000  Duke Energy Carolinas LLC...........................    3.05%      03/15/23          532,338
    250,000  Duke Energy Carolinas LLC...........................    2.45%      08/15/29          268,921
    500,000  Duke Energy Carolinas LLC...........................    2.45%      02/01/30          538,320
    750,000  Duke Energy Carolinas LLC...........................    3.20%      08/15/49          837,705
    250,000  Duke Energy Corp....................................    1.80%      09/01/21          253,407
    500,000  Duke Energy Corp....................................    2.40%      08/15/22          518,954
    250,000  Duke Energy Corp....................................    3.15%      08/15/27          277,274
    500,000  Duke Energy Corp....................................    3.40%      06/15/29          563,199
    950,000  Duke Energy Corp....................................    3.75%      09/01/46        1,077,832
    500,000  Duke Energy Corp....................................    3.95%      08/15/47          585,737
    500,000  Duke Energy Corp....................................    4.20%      06/15/49          615,435
    500,000  Duke Energy Florida LLC.............................    3.20%      01/15/27          559,332
    250,000  Duke Energy Florida LLC.............................    3.80%      07/15/28          292,276
  1,000,000  Duke Energy Florida LLC.............................    2.50%      12/01/29        1,082,623
    250,000  Duke Energy Florida LLC.............................    3.40%      10/01/46          279,255
    250,000  Duke Energy Florida LLC.............................    4.20%      07/15/48          315,852
    500,000  Duke Energy Progress LLC............................    3.45%      03/15/29          574,388
    250,000  Duke Energy Progress LLC............................    3.60%      09/15/47          288,529
    575,000  Exelon Corp.........................................    5.15%      12/01/20          579,182
    500,000  Exelon Corp.........................................    4.05%      04/15/30          578,513
    500,000  Exelon Corp.........................................    4.70%      04/15/50          638,948
    500,000  FirstEnergy Corp....................................    2.05%      03/01/25          516,933
    500,000  FirstEnergy Corp....................................    1.60%      01/15/26          505,067
    500,000  FirstEnergy Corp....................................    2.65%      03/01/30          522,975
    500,000  FirstEnergy Corp....................................    2.25%      09/01/30          503,861
    500,000  FirstEnergy Corp....................................    3.40%      03/01/50          531,437
    210,000  Florida Power & Light Co............................    4.05%      06/01/42          260,209
    250,000  Florida Power & Light Co............................    3.95%      03/01/48          314,917
    500,000  Georgia Power Co....................................    2.10%      07/30/23          521,058
    500,000  Georgia Power Co....................................    2.20%      09/15/24          525,078
    500,000  Georgia Power Co....................................    2.65%      09/15/29          525,479
    250,000  Indiana Michigan Power Co...........................    3.85%      05/15/28          285,583
    500,000  Indiana Michigan Power Co...........................    3.75%      07/01/47          567,782
    250,000  Indiana Michigan Power Co...........................    4.25%      08/15/48          309,408


Page 32                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
$   500,000  Jersey Central Power & Light Co. (b)................    4.30%      01/15/26    $     578,979
    410,000  Metropolitan Edison Co. (b).........................    3.50%      03/15/23          433,048
    500,000  Metropolitan Edison Co. (b).........................    4.30%      01/15/29          585,315
    250,000  Ohio Power Co.......................................    2.60%      04/01/30          269,426
    250,000  PECO Energy Co......................................    3.70%      09/15/47          296,069
    500,000  PECO Energy Co......................................    3.90%      03/01/48          609,913
    250,000  PECO Energy Co......................................    3.00%      09/15/49          264,748
    500,000  Public Service Electric & Gas Co....................    3.25%      09/01/23          540,194
    550,000  Public Service Electric & Gas Co....................    2.25%      09/15/26          588,173
    250,000  Public Service Electric & Gas Co....................    3.00%      05/15/27          276,107
    500,000  Public Service Electric & Gas Co....................    2.45%      01/15/30          535,468
    500,000  Public Service Electric & Gas Co....................    3.60%      12/01/47          582,662
    250,000  Public Service Electric & Gas Co....................    4.05%      05/01/48          316,711
    250,000  Public Service Electric & Gas Co....................    3.85%      05/01/49          308,052
    500,000  Public Service Electric & Gas Co....................    3.20%      08/01/49          559,219
    500,000  Public Service Electric & Gas Co....................    3.15%      01/01/50          552,582
    500,000  Southern (The) Co...................................    3.70%      04/30/30          569,155
    500,000  Southwestern Electric Power Co......................    2.75%      10/01/26          533,004
    500,000  Virginia Electric & Power Co........................    2.75%      03/15/23          526,046
    200,000  Virginia Electric & Power Co........................    3.45%      02/15/24          217,148
    450,000  Virginia Electric & Power Co........................    2.95%      11/15/26          499,681
    250,000  Virginia Electric & Power Co........................    3.50%      03/15/27          283,913
    500,000  Virginia Electric & Power Co........................    2.88%      07/15/29          551,612
    475,000  Virginia Electric & Power Co........................    4.45%      02/15/44          595,158
    250,000  Virginia Electric & Power Co........................    4.00%      11/15/46          297,275
    250,000  Virginia Electric & Power Co........................    3.80%      09/15/47          293,295
    500,000  Virginia Electric & Power Co........................    4.60%      12/01/48          660,225
                                                                                            -------------
                                                                                               40,343,578
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS - 0.0%
    250,000  Corning, Inc........................................    3.90%      11/15/49          272,174
                                                                                            -------------
             ENERGY - 0.1%
    252,000  Occidental Petroleum Corp...........................    2.60%      08/13/21          246,954
    250,000  ONEOK, Inc..........................................    4.35%      03/15/29          263,190
                                                                                            -------------
                                                                                                  510,144
                                                                                            -------------
             ENTERTAINMENT - 0.2%
    350,000  TWDC Enterprises 18 Corp............................    1.85%      07/30/26          361,789
    475,000  TWDC Enterprises 18 Corp............................    4.13%      06/01/44          574,474
    500,000  Walt Disney (The) Co................................    1.75%      08/30/24          518,526
    250,000  Walt Disney (The) Co................................    1.75%      01/13/26          257,551
    250,000  Walt Disney (The) Co................................    2.75%      09/01/49          243,403
                                                                                            -------------
                                                                                                1,955,743
                                                                                            -------------
             EQUITY REAL ESTATE INVESTMENT TRUSTS - 0.3%
    500,000  American Tower Corp.................................    2.40%      03/15/25          528,437
    250,000  American Tower Corp.................................    2.90%      01/15/30          267,380
    250,000  AvalonBay Communities, Inc..........................    2.30%      03/01/30          262,990
    500,000  Duke Realty L.P.....................................    2.88%      11/15/29          545,636
    250,000  Duke Realty L.P.....................................    1.75%      07/01/30          248,915
    500,000  Prologis L.P........................................    2.13%      04/15/27          526,426


                        See Notes to Financial Statements                Page 33

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             EQUITY REAL ESTATE INVESTMENT TRUSTS (CONTINUED)
$   250,000  Prologis L.P........................................    3.00%      04/15/50    $     265,085
                                                                                            -------------
                                                                                                2,644,869
                                                                                            -------------
             FOOD & STAPLES RETAILING - 0.9%
    250,000  Walgreens Boots Alliance, Inc.......................    4.10%      04/15/50          253,623
    250,000  Walmart, Inc........................................    3.13%      06/23/21          256,993
    250,000  Walmart, Inc........................................    3.40%      06/26/23          272,493
    325,000  Walmart, Inc........................................    3.30%      04/22/24          357,604
    500,000  Walmart, Inc........................................    2.85%      07/08/24          544,430
    500,000  Walmart, Inc........................................    2.65%      12/15/24          542,936
  1,000,000  Walmart, Inc........................................    3.55%      06/26/25        1,134,728
    500,000  Walmart, Inc........................................    3.05%      07/08/26          565,127
    250,000  Walmart, Inc........................................    3.70%      06/26/28          296,242
    500,000  Walmart, Inc........................................    3.25%      07/08/29          580,891
    500,000  Walmart, Inc........................................    2.38%      09/24/29          545,838
    250,000  Walmart, Inc........................................    3.95%      06/28/38          318,033
  1,000,000  Walmart, Inc........................................    3.63%      12/15/47        1,233,160
    250,000  Walmart, Inc........................................    4.05%      06/29/48          329,557
    750,000  Walmart, Inc........................................    2.95%      09/24/49          847,602
                                                                                            -------------
                                                                                                8,079,257
                                                                                            -------------
             FOOD PRODUCTS - 0.3%
    500,000  Conagra Brands, Inc.................................    3.80%      10/22/21          519,851
    500,000  Conagra Brands, Inc.................................    4.30%      05/01/24          553,282
    500,000  Conagra Brands, Inc.................................    4.60%      11/01/25          576,993
    500,000  Conagra Brands, Inc.................................    4.85%      11/01/28          601,127
    250,000  Conagra Brands, Inc.................................    5.40%      11/01/48          345,765
    250,000  Mondelez International, Inc.........................    2.13%      04/13/23          259,103
    250,000  Mondelez International, Inc.........................    1.50%      05/04/25          255,303
                                                                                            -------------
                                                                                                3,111,424
                                                                                            -------------
             GAS UTILITIES - 0.3%
  1,000,000  CenterPoint Energy Resources Corp...................    3.55%      04/01/23        1,066,078
    500,000  East Ohio Gas (The) Co. (b).........................    1.30%      06/15/25          502,946
    250,000  East Ohio Gas (The) Co. (b).........................    2.00%      06/15/30          250,314
    250,000  East Ohio Gas (The) Co. (b).........................    3.00%      06/15/50          250,120
    500,000  Southern Co. Gas Capital Corp.......................    4.40%      05/30/47          595,753
                                                                                            -------------
                                                                                                2,665,211
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.8%
    500,000  Abbott Laboratories.................................    1.15%      01/30/28          501,682
    500,000  Abbott Laboratories.................................    1.40%      06/30/30          498,222
  1,100,000  Abbott Laboratories.................................    4.90%      11/30/46        1,581,859
    550,000  Becton Dickinson and Co.............................    3.36%      06/06/24          593,917
    522,000  Becton Dickinson and Co.............................    3.70%      06/06/27          583,793
    800,000  Becton Dickinson and Co.............................    4.67%      06/06/47          982,547
    250,000  Boston Scientific Corp..............................    3.45%      03/01/24          271,126
    250,000  Boston Scientific Corp..............................    3.75%      03/01/26          284,095
    250,000  Boston Scientific Corp..............................    4.00%      03/01/29          286,265
    250,000  Boston Scientific Corp..............................    4.55%      03/01/39          307,742
    250,000  Boston Scientific Corp..............................    4.70%      03/01/49          319,490
    295,000  Medtronic, Inc......................................    3.15%      03/15/22          309,382


Page 34                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE EQUIPMENT & SUPPLIES (CONTINUED)
$   267,000  Medtronic, Inc......................................    3.50%      03/15/25    $     301,495
                                                                                            -------------
                                                                                                6,821,615
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES - 2.6%
    500,000  Anthem, Inc.........................................    2.38%      01/15/25          531,011
    250,000  Anthem, Inc.........................................    2.88%      09/15/29          271,247
    250,000  Anthem, Inc.........................................    2.25%      05/15/30          256,804
    250,000  Anthem, Inc.........................................    4.55%      03/01/48          318,466
    750,000  Anthem, Inc.........................................    3.70%      09/15/49          855,589
    250,000  Anthem, Inc.........................................    3.13%      05/15/50          259,372
    500,000  Cigna Corp..........................................    3.40%      09/17/21          516,731
    333,000  Cigna Corp..........................................    3.75%      07/15/23          361,671
    500,000  Cigna Corp..........................................    4.13%      11/15/25          575,036
    500,000  Cigna Corp..........................................    2.40%      03/15/30          519,465
    500,000  Cigna Corp..........................................    4.80%      08/15/38          634,752
    500,000  Cigna Corp..........................................    3.40%      03/15/50          540,618
    399,000  CVS Health Corp.....................................    3.35%      03/09/21          406,944
  1,100,000  CVS Health Corp.....................................    2.13%      06/01/21        1,114,583
    500,000  CVS Health Corp.....................................    3.70%      03/09/23          537,169
    700,000  CVS Health Corp.....................................    4.00%      12/05/23          768,308
    250,000  CVS Health Corp.....................................    2.63%      08/15/24          267,092
    500,000  CVS Health Corp.....................................    4.10%      03/25/25          565,828
    250,000  CVS Health Corp.....................................    3.00%      08/15/26          273,986
    500,000  CVS Health Corp.....................................    4.30%      03/25/28          585,165
    250,000  CVS Health Corp.....................................    3.25%      08/15/29          276,756
    500,000  CVS Health Corp.....................................    3.75%      04/01/30          577,223
    350,000  CVS Health Corp.....................................    4.78%      03/25/38          435,449
  1,000,000  CVS Health Corp.....................................    5.05%      03/25/48        1,312,042
    250,000  HCA, Inc............................................    4.13%      06/15/29          276,077
    250,000  HCA, Inc............................................    5.13%      06/15/39          291,949
    250,000  HCA, Inc............................................    5.25%      06/15/49          300,232
    500,000  Laboratory Corp. of America Holdings................    2.95%      12/01/29          531,439
    550,000  UnitedHealth Group, Inc.............................    2.88%      12/15/21          570,420
    500,000  UnitedHealth Group, Inc.............................    2.38%      10/15/22          523,326
    250,000  UnitedHealth Group, Inc.............................    3.50%      02/15/24          275,193
    500,000  UnitedHealth Group, Inc.............................    2.38%      08/15/24          534,295
    250,000  UnitedHealth Group, Inc.............................    3.70%      12/15/25          286,959
    250,000  UnitedHealth Group, Inc.............................    1.25%      01/15/26          254,810
    250,000  UnitedHealth Group, Inc.............................    3.10%      03/15/26          279,438
    500,000  UnitedHealth Group, Inc.............................    3.45%      01/15/27          570,836
    500,000  UnitedHealth Group, Inc.............................    3.38%      04/15/27          570,780
    500,000  UnitedHealth Group, Inc.............................    2.95%      10/15/27          558,732
    250,000  UnitedHealth Group, Inc.............................    3.88%      12/15/28          299,702
    250,000  UnitedHealth Group, Inc.............................    2.00%      05/15/30          262,084
    250,000  UnitedHealth Group, Inc.............................    3.50%      08/15/39          291,117
    250,000  UnitedHealth Group, Inc.............................    2.75%      05/15/40          268,039
    573,000  UnitedHealth Group, Inc.............................    4.75%      07/15/45          773,026
    500,000  UnitedHealth Group, Inc.............................    4.20%      01/15/47          636,438
    500,000  UnitedHealth Group, Inc.............................    4.25%      04/15/47          644,257
    250,000  UnitedHealth Group, Inc.............................    3.75%      10/15/47          299,379


                        See Notes to Financial Statements                Page 35

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             HEALTH CARE PROVIDERS & SERVICES (CONTINUED)
$   250,000  UnitedHealth Group, Inc.............................    4.45%      12/15/48    $     328,188
    250,000  UnitedHealth Group, Inc.............................    2.90%      05/15/50          264,534
    250,000  UnitedHealth Group, Inc.............................    3.88%      08/15/59          306,943
    250,000  UnitedHealth Group, Inc.............................    3.13%      05/15/60          268,244
                                                                                            -------------
                                                                                               23,227,744
                                                                                            -------------
             HOUSEHOLD DURABLES - 0.1%
    500,000  DR Horton, Inc......................................    2.50%      10/15/24          522,540
                                                                                            -------------
             HOUSEHOLD PRODUCTS - 0.1%
    500,000  Procter & Gamble (The) Co...........................    2.15%      08/11/22          519,273
                                                                                            -------------
             INDEPENDENT POWER & RENEWABLE ELECTRICITY
                PRODUCERS - 0.3%
    500,000  NextEra Energy Capital Holdings, Inc................    2.80%      01/15/23          527,032
    500,000  NextEra Energy Capital Holdings, Inc................    3.15%      04/01/24          543,265
    500,000  NextEra Energy Capital Holdings, Inc................    3.55%      05/01/27          567,619
    500,000  NextEra Energy Capital Holdings, Inc................    3.50%      04/01/29          566,447
    500,000  NextEra Energy Capital Holdings, Inc................    2.75%      11/01/29          539,061
                                                                                            -------------
                                                                                                2,743,424
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES - 0.4%
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    2.77%      12/15/22          521,501
    500,000  Baker Hughes a GE Co., LLC/Baker Hughes Co-Obligor,
                Inc..............................................    4.08%      12/15/47          520,100
    250,000  GE Capital Funding LLC (b)..........................    3.45%      05/15/25          262,097
    250,000  GE Capital Funding LLC (b)..........................    4.05%      05/15/27          263,783
    250,000  GE Capital Funding LLC (b)..........................    4.40%      05/15/30          260,457
    250,000  GE Capital Funding LLC (b)..........................    4.55%      05/15/32          258,467
    250,000  General Electric Co.................................    3.45%      05/01/27          256,106
    250,000  General Electric Co.................................    3.63%      05/01/30          250,797
    250,000  General Electric Co.................................    4.25%      05/01/40          249,266
    250,000  General Electric Co.................................    4.35%      05/01/50          247,661
    250,000  Roper Technologies, Inc.............................    2.00%      06/30/30          250,518
                                                                                            -------------
                                                                                                3,340,753
                                                                                            -------------
             INSURANCE - 0.6%
    200,000  American International Group, Inc...................    4.13%      02/15/24          223,344
    500,000  American International Group, Inc...................    2.50%      06/30/25          529,909
    100,000  American International Group, Inc...................    3.90%      04/01/26          113,067
    300,000  American International Group, Inc...................    6.25%      05/01/36          405,077
    500,000  Aon Corp............................................    2.20%      11/15/22          518,851
    250,000  Hartford Financial Services Group (The), Inc........    3.60%      08/19/49          265,998
    750,000  Marsh & McLennan Cos., Inc..........................    4.38%      03/15/29          893,682
    250,000  Marsh & McLennan Cos., Inc..........................    4.90%      03/15/49          338,357
    300,000  MetLife, Inc........................................    4.88%      11/13/43          391,770
    275,000  Prudential Financial, Inc...........................    4.60%      05/15/44          332,098
    500,000  Travelers (The) Cos., Inc...........................    4.00%      05/30/47          615,685
    500,000  Travelers (The) Cos., Inc...........................    4.10%      03/04/49          630,224
    250,000  Unum Group..........................................    4.50%      03/15/25          268,807
                                                                                            -------------
                                                                                                5,526,869
                                                                                            -------------
             INTERNET & DIRECT MARKETING RETAIL - 0.0%
    250,000  Amazon.com, Inc.....................................    0.40%      06/03/23          249,701
    100,000  Amazon.com, Inc.....................................    1.20%      06/03/27          101,608


Page 36                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             INTERNET & DIRECT MARKETING RETAIL (CONTINUED)
$   100,000  Amazon.com, Inc.....................................    2.70%      06/03/60    $     102,340
                                                                                            -------------
                                                                                                  453,649
                                                                                            -------------
             IT SERVICES - 0.5%
    500,000  Fiserv, Inc.........................................    2.75%      07/01/24          533,455
    500,000  Fiserv, Inc.........................................    3.20%      07/01/26          553,850
    250,000  Fiserv, Inc.........................................    2.25%      06/01/27          261,833
    500,000  Fiserv, Inc.........................................    3.50%      07/01/29          563,131
    250,000  Fiserv, Inc.........................................    2.65%      06/01/30          265,459
    500,000  Fiserv, Inc.........................................    4.40%      07/01/49          611,197
    500,000  International Business Machines Corp................    2.85%      05/13/22          523,277
    250,000  Visa, Inc...........................................    2.05%      04/15/30          262,532
    450,000  Visa, Inc...........................................    4.30%      12/14/45          596,173
    500,000  Visa, Inc...........................................    3.65%      09/15/47          609,140
                                                                                            -------------
                                                                                                4,780,047
                                                                                            -------------
             LIFE SCIENCES TOOLS & SERVICES - 0.0%
    250,000  Agilent Technologies, Inc...........................    2.10%      06/04/30          256,747
                                                                                            -------------
             MACHINERY - 0.1%
    250,000  CNH Industrial Capital LLC..........................    1.95%      07/02/23          251,750
    500,000  Otis Worldwide Corp. (b)............................    3.11%      02/15/40          511,351
    250,000  Wabtec Corp.........................................    4.40%      03/15/24          265,347
                                                                                            -------------
                                                                                                1,028,448
                                                                                            -------------
             MEDIA - 1.5%
    610,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.91%      07/23/25          699,566
    500,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.05%      03/30/29          590,621
    750,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    6.48%      10/23/45          995,143
    250,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.38%      05/01/47          295,674
    500,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    5.75%      04/01/48          623,366
    500,000  Charter Communications Operating LLC/Charter
                Communications Operating Capital.................    4.80%      03/01/50          555,674
    575,000  Comcast Corp........................................    3.70%      04/15/24          636,732
    550,000  Comcast Corp........................................    3.95%      10/15/25          630,715
    250,000  Comcast Corp........................................    3.55%      05/01/28          288,287
    350,000  Comcast Corp........................................    4.15%      10/15/28          419,865
    500,000  Comcast Corp........................................    2.65%      02/01/30          544,231
    250,000  Comcast Corp........................................    1.95%      01/15/31          253,426
    500,000  Comcast Corp........................................    3.25%      11/01/39          555,441
    250,000  Comcast Corp........................................    3.75%      04/01/40          293,761
    250,000  Comcast Corp........................................    3.40%      07/15/46          278,220
    500,000  Comcast Corp........................................    4.00%      08/15/47          604,353
    250,000  Comcast Corp........................................    4.00%      03/01/48          304,529
    400,000  Comcast Corp........................................    4.70%      10/15/48          538,898
    500,000  Comcast Corp........................................    3.45%      02/01/50          574,674
    250,000  Comcast Corp........................................    2.80%      01/15/51          257,681


                        See Notes to Financial Statements                Page 37

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             MEDIA (CONTINUED)
$   250,000  Comcast Corp........................................    4.95%      10/15/58    $     356,652
    500,000  Discovery Communications LLC........................    4.13%      05/15/29          571,310
    250,000  Discovery Communications LLC........................    3.63%      05/15/30          273,759
    750,000  Discovery Communications LLC........................    5.30%      05/15/49          899,063
    250,000  Discovery Communications LLC........................    4.65%      05/15/50          286,445
    500,000  Fox Corp............................................    3.67%      01/25/22          523,600
    500,000  Fox Corp............................................    4.03%      01/25/24          554,589
    250,000  Fox Corp............................................    5.58%      01/25/49          348,718
                                                                                            -------------
                                                                                               13,754,993
                                                                                            -------------
             METALS & MINING - 0.1%
    500,000  Newmont Corp........................................    2.25%      10/01/30          507,863
                                                                                            -------------
             MULTI-UTILITIES - 1.5%
    650,000  CenterPoint Energy, Inc.............................    3.60%      11/01/21          675,208
    600,000  CenterPoint Energy, Inc.............................    3.85%      02/01/24          656,755
    750,000  CenterPoint Energy, Inc.............................    2.50%      09/01/24          792,817
    250,000  CenterPoint Energy, Inc.............................    2.95%      03/01/30          266,115
    500,000  Consolidated Edison Co. of New York, Inc............    3.88%      06/15/47          578,799
    500,000  Consolidated Edison Co. of New York, Inc............    4.13%      05/15/49          610,606
    250,000  Consolidated Edison Co. of New York, Inc............    4.30%      12/01/56          300,020
  1,000,000  Consolidated Edison Co. of New York, Inc............    3.70%      11/15/59        1,119,278
    500,000  Dominion Energy Gas Holdings LLC....................    2.50%      11/15/24          528,754
    500,000  Dominion Energy Gas Holdings LLC....................    3.00%      11/15/29          536,591
    500,000  Dominion Energy Gas Holdings LLC....................    3.90%      11/15/49          529,618
    250,000  Dominion Energy, Inc................................    2.75%      01/15/22          256,167
    495,000  Dominion Energy, Inc................................    4.70%      12/01/44          613,042
    500,000  DTE Energy Co.......................................    2.25%      11/01/22          516,581
    500,000  DTE Energy Co.......................................    2.95%      03/01/30          522,804
    910,000  NiSource, Inc.......................................    2.65%      11/17/22          950,996
  1,010,000  NiSource, Inc.......................................    3.65%      06/15/23        1,091,817
    250,000  NiSource, Inc.......................................    3.49%      05/15/27          283,141
    500,000  NiSource, Inc.......................................    3.60%      05/01/30          573,884
    667,000  NiSource, Inc.......................................    4.38%      05/15/47          807,280
    250,000  NiSource, Inc.......................................    3.95%      03/30/48          290,206
    500,000  Public Service Enterprise Group, Inc................    2.65%      11/15/22          522,807
    500,000  Public Service Enterprise Group, Inc................    2.88%      06/15/24          534,408
                                                                                            -------------
                                                                                               13,557,694
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 2.6%
    500,000  BP Capital Markets America, Inc.....................    2.94%      04/06/23          529,013
  1,000,000  BP Capital Markets America, Inc.....................    3.80%      09/21/25        1,130,039
    500,000  BP Capital Markets America, Inc.....................    3.41%      02/11/26          553,819
    100,000  BP Capital Markets America, Inc.....................    3.12%      05/04/26          109,383
    500,000  BP Capital Markets America, Inc.....................    3.94%      09/21/28          572,926
    550,000  Chevron Corp........................................    2.57%      05/16/23          580,310
    500,000  Chevron Corp........................................    1.55%      05/11/25          514,529
  1,360,000  Chevron Corp........................................    2.95%      05/16/26        1,507,463
    500,000  Chevron Corp........................................    3.08%      05/11/50          532,425
    250,000  Diamondback Energy, Inc.............................    4.75%      05/31/25          267,796
    500,000  Energy Transfer Operating L.P.......................    4.50%      04/15/24          542,705


Page 38                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   250,000  Energy Transfer Operating L.P.......................    4.20%      04/15/27    $     261,737
    250,000  Energy Transfer Operating L.P.......................    5.25%      04/15/29          274,127
    250,000  Energy Transfer Operating L.P.......................    5.80%      06/15/38          255,334
    250,000  Energy Transfer Operating L.P.......................    5.30%      04/15/47          242,340
    250,000  Energy Transfer Operating L.P.......................    6.00%      06/15/48          259,648
    250,000  Energy Transfer Operating L.P.......................    6.25%      04/15/49          265,389
    500,000  Enterprise Products Operating LLC...................    3.13%      07/31/29          536,238
    500,000  Enterprise Products Operating LLC...................    4.20%      01/31/50          560,315
    500,000  Enterprise Products Operating LLC...................    3.70%      01/31/51          526,094
    250,000  Exxon Mobil Corp....................................    1.90%      08/16/22          257,900
    500,000  Exxon Mobil Corp....................................    1.57%      04/15/23          513,508
    250,000  Exxon Mobil Corp....................................    2.02%      08/16/24          261,115
    250,000  Exxon Mobil Corp....................................    2.99%      03/19/25          271,741
    250,000  Exxon Mobil Corp....................................    2.61%      10/15/30          268,229
    500,000  Kinder Morgan, Inc..................................    3.15%      01/15/23          523,895
    500,000  Kinder Morgan, Inc..................................    5.20%      03/01/48          603,199
    250,000  Magellan Midstream Partners L.P.....................    3.25%      06/01/30          265,269
    500,000  Marathon Petroleum Corp.............................    4.50%      05/01/23          539,205
    500,000  MPLX L.P............................................    4.80%      02/15/29          556,624
    500,000  MPLX L.P............................................    5.20%      03/01/47          527,321
    250,000  Occidental Petroleum Corp...........................    4.85%      03/15/21          249,219
    400,000  ONEOK Partners L.P..................................    3.38%      10/01/22          414,284
    250,000  ONEOK, Inc..........................................    2.75%      09/01/24          252,518
    250,000  ONEOK, Inc..........................................    5.85%      01/15/26          285,678
    250,000  ONEOK, Inc..........................................    3.40%      09/01/29          244,122
    250,000  ONEOK, Inc..........................................    4.45%      09/01/49          232,328
    500,000  Phillips 66.........................................    3.70%      04/06/23          534,850
    500,000  Phillips 66.........................................    3.85%      04/09/25          554,807
    250,000  Phillips 66.........................................    2.15%      12/15/30          243,240
    250,000  Plains All American Pipeline L.P. / PAA Finance
                Corp.............................................    3.80%      09/15/30          245,457
    500,000  Sabine Pass Liquefaction LLC........................    5.00%      03/15/27          559,899
    250,000  Sabine Pass Liquefaction LLC........................    4.20%      03/15/28          268,531
    350,000  Sunoco Logistics Partners Operations L.P............    3.90%      07/15/26          367,913
    500,000  Sunoco Logistics Partners Operations L.P............    4.00%      10/01/27          512,526
    500,000  Sunoco Logistics Partners Operations L.P............    5.40%      10/01/47          500,961
    250,000  Transcontinental Gas Pipe Line Co., LLC.............    4.00%      03/15/28          280,252
    250,000  Transcontinental Gas Pipe Line Co., LLC (b).........    3.25%      05/15/30          267,535
    250,000  Transcontinental Gas Pipe Line Co., LLC (b).........    3.95%      05/15/50          267,559
    500,000  Valero Energy Corp..................................    2.85%      04/15/25          528,220
    300,000  Williams (The) Cos., Inc............................    3.60%      03/15/22          311,903
    250,000  Williams (The) Cos., Inc............................    3.50%      11/15/30          262,669
    625,000  Williams (The) Cos., Inc............................    4.90%      01/15/45          662,930
    270,000  Williams (The) Cos., Inc............................    5.10%      09/15/45          297,180
    500,000  Williams (The) Cos., Inc............................    4.85%      03/01/48          547,780
                                                                                            -------------
                                                                                               23,501,997
                                                                                            -------------
             PHARMACEUTICALS - 0.8%
    500,000  Bristol-Myers Squibb Co. (b)........................    2.60%      05/16/22          519,989
    500,000  Bristol-Myers Squibb Co. (b)........................    2.90%      07/26/24          541,485
    500,000  Bristol-Myers Squibb Co. (b)........................    3.20%      06/15/26          561,547


                        See Notes to Financial Statements                Page 39

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             PHARMACEUTICALS (CONTINUED)
$   750,000  Bristol-Myers Squibb Co. (b)........................    3.40%      07/26/29    $     874,447
    500,000  Bristol-Myers Squibb Co. (b)........................    4.13%      06/15/39          638,309
    500,000  Merck & Co., Inc....................................    2.90%      03/07/24          539,717
    250,000  Merck & Co., Inc....................................    0.75%      02/24/26          249,699
    250,000  Merck & Co., Inc....................................    1.45%      06/24/30          250,061
    250,000  Merck & Co., Inc....................................    2.35%      06/24/40          254,989
    250,000  Merck & Co., Inc....................................    2.45%      06/24/50          252,065
    250,000  Novartis Capital Corp...............................    1.75%      02/14/25          261,759
    250,000  Novartis Capital Corp...............................    2.20%      08/14/30          264,436
    250,000  Novartis Capital Corp...............................    2.75%      08/14/50          264,942
    250,000  Pfizer, Inc.........................................    3.45%      03/15/29          292,341
    250,000  Pfizer, Inc.........................................    4.00%      03/15/49          320,633
    250,000  Upjohn, Inc. (b)....................................    2.30%      06/22/27          258,289
    250,000  Upjohn, Inc. (b)....................................    2.70%      06/22/30          257,121
    250,000  Upjohn, Inc. (b)....................................    3.85%      06/22/40          269,597
    250,000  Upjohn, Inc. (b)....................................    4.00%      06/22/50          267,072
    250,000  Zoetis, Inc.........................................    2.00%      05/15/30          257,616
                                                                                            -------------
                                                                                                7,396,114
                                                                                            -------------
             PROFESSIONAL SERVICES - 0.1%
    500,000  Equifax, Inc........................................    2.60%      12/01/24          529,446
                                                                                            -------------
             ROAD & RAIL - 1.0%
    500,000  CSX Corp............................................    4.25%      03/15/29          595,049
    250,000  CSX Corp............................................    2.40%      02/15/30          263,048
    250,000  CSX Corp............................................    3.80%      11/01/46          292,247
    250,000  CSX Corp............................................    3.35%      09/15/49          276,238
    200,000  CSX Corp............................................    4.50%      08/01/54          254,022
    250,000  CSX Corp............................................    4.25%      11/01/66          303,996
    250,000  Kansas City Southern................................    4.20%      11/15/69          277,758
    250,000  Norfolk Southern Corp...............................    3.65%      08/01/25          282,533
    250,000  Norfolk Southern Corp...............................    2.90%      06/15/26          276,581
    500,000  Norfolk Southern Corp...............................    3.80%      08/01/28          575,731
    750,000  Norfolk Southern Corp...............................    4.15%      02/28/48          919,014
    500,000  Norfolk Southern Corp...............................    4.10%      05/15/49          607,570
    250,000  Ryder System, Inc...................................    3.50%      06/01/21          255,476
    250,000  Ryder System, Inc...................................    2.25%      09/01/21          253,441
    500,000  Ryder System, Inc...................................    2.80%      03/01/22          514,232
    300,000  Union Pacific Corp..................................    3.75%      03/15/24          331,024
  1,000,000  Union Pacific Corp..................................    2.15%      02/05/27        1,062,383
    250,000  Union Pacific Corp..................................    3.00%      04/15/27          276,443
    250,000  Union Pacific Corp..................................    2.40%      02/05/30          266,897
    183,000  Union Pacific Corp..................................    4.15%      01/15/45          220,879
    225,000  Union Pacific Corp..................................    4.05%      03/01/46          268,493
    250,000  Union Pacific Corp..................................    3.25%      02/05/50          275,223
    250,000  Union Pacific Corp..................................    4.10%      09/15/67          300,752
    250,000  Union Pacific Corp..................................    3.75%      02/05/70          280,134
                                                                                            -------------
                                                                                                9,229,164
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.8%
    250,000  Applied Materials, Inc..............................    1.75%      06/01/30          256,074
    250,000  Applied Materials, Inc..............................    2.75%      06/01/50          256,618


Page 40                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT (CONTINUED)
$   500,000  Broadcom, Inc. (b)..................................    3.15%      11/15/25    $     532,811
    500,000  Broadcom, Inc. (b)..................................    5.00%      04/15/30          575,797
    250,000  Broadcom, Inc. (b)..................................    4.15%      11/15/30          272,236
    250,000  Broadcom, Inc. (b)..................................    4.30%      11/15/32          274,951
    375,000  Intel Corp..........................................    2.70%      12/15/22          397,380
    500,000  Intel Corp..........................................    2.88%      05/11/24          541,941
    500,000  Intel Corp..........................................    2.45%      11/15/29          540,921
    300,000  Intel Corp..........................................    4.10%      05/19/46          375,674
    500,000  Intel Corp..........................................    4.10%      05/11/47          629,319
    500,000  Intel Corp..........................................    3.25%      11/15/49          565,311
    500,000  Intel Corp..........................................    3.10%      02/15/60          555,353
    250,000  Lam Research Corp...................................    2.88%      06/15/50          258,321
    500,000  Micron Technology, Inc..............................    2.50%      04/24/23          520,069
    250,000  QUALCOMM, Inc.......................................    2.15%      05/20/30          260,340
    500,000  QUALCOMM, Inc.......................................    3.25%      05/20/50          549,573
                                                                                            -------------
                                                                                                7,362,689
                                                                                            -------------
             SOFTWARE - 0.6%
    250,000  Microsoft Corp......................................    2.88%      02/06/24          269,617
    200,000  Microsoft Corp......................................    3.13%      11/03/25          224,343
    157,000  Microsoft Corp......................................    4.10%      02/06/37          202,943
    350,000  Microsoft Corp......................................    3.70%      08/08/46          436,616
    368,000  Microsoft Corp......................................    2.53%      06/01/50          385,838
    500,000  Oracle Corp.........................................    2.40%      09/15/23          523,132
    250,000  Oracle Corp.........................................    3.40%      07/08/24          273,842
    250,000  Oracle Corp.........................................    2.50%      04/01/25          268,052
    350,000  Oracle Corp.........................................    2.65%      07/15/26          379,099
    400,000  Oracle Corp.........................................    5.38%      07/15/40          550,193
    350,000  Oracle Corp.........................................    4.00%      07/15/46          414,263
    500,000  Oracle Corp.........................................    3.60%      04/01/50          559,043
    250,000  VMware, Inc.........................................    4.50%      05/15/25          273,819
    250,000  VMware, Inc.........................................    4.65%      05/15/27          276,743
    250,000  VMware, Inc.........................................    4.70%      05/15/30          276,272
                                                                                            -------------
                                                                                                5,313,815
                                                                                            -------------
             SPECIALTY RETAIL - 0.6%
    500,000  Home Depot (The), Inc...............................    3.25%      03/01/22          525,039
    550,000  Home Depot (The), Inc...............................    3.00%      04/01/26          619,121
  1,000,000  Home Depot (The), Inc...............................    2.80%      09/14/27        1,111,929
    500,000  Home Depot (The), Inc...............................    3.90%      12/06/28          598,484
    250,000  Home Depot (The), Inc...............................    2.95%      06/15/29          281,366
    500,000  Home Depot (The), Inc...............................    4.25%      04/01/46          635,913
    500,000  Home Depot (The), Inc...............................    3.90%      06/15/47          608,893
    500,000  Home Depot (The), Inc...............................    4.50%      12/06/48          672,604
    250,000  Home Depot (The), Inc...............................    3.13%      12/15/49          275,242
    250,000  Home Depot (The), Inc...............................    3.50%      09/15/56          290,994
                                                                                            -------------
                                                                                                5,619,585
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS - 0.4%
    250,000  Apple, Inc..........................................    2.40%      01/13/23          263,089
    375,000  Apple, Inc..........................................    2.40%      05/03/23          396,565


                        See Notes to Financial Statements                Page 41

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
CORPORATE BONDS AND NOTES (CONTINUED)

             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS
                (CONTINUED)
$   250,000  Apple, Inc..........................................    3.00%      02/09/24    $     270,648
    500,000  Apple, Inc..........................................    2.85%      05/11/24          538,746
    500,000  Apple, Inc..........................................    1.80%      09/11/24          523,911
    250,000  Apple, Inc..........................................    3.35%      02/09/27          285,055
    600,000  Apple, Inc..........................................    4.25%      02/09/47          793,050
    250,000  Apple, Inc..........................................    3.75%      09/12/47          301,205
    250,000  Apple, Inc..........................................    3.75%      11/13/47          305,052
                                                                                            -------------
                                                                                                3,677,321
                                                                                            -------------
             TELECOMMUNICATIONS - 0.4%
    500,000  T-Mobile USA, Inc. (b)..............................    3.50%      04/15/25          545,132
    250,000  T-Mobile USA, Inc. (b)..............................    1.50%      02/15/26          250,608
    500,000  T-Mobile USA, Inc. (b)..............................    3.75%      04/15/27          554,710
    250,000  T-Mobile USA, Inc. (b)..............................    2.05%      02/15/28          250,743
    500,000  T-Mobile USA, Inc. (b)..............................    3.88%      04/15/30          557,417
    250,000  T-Mobile USA, Inc. (b)..............................    2.55%      02/15/31          251,505
    500,000  T-Mobile USA, Inc. (b)..............................    4.38%      04/15/40          580,547
    500,000  T-Mobile USA, Inc. (b)..............................    4.50%      04/15/50          596,365
                                                                                            -------------
                                                                                                3,587,027
                                                                                            -------------
             TOBACCO - 0.4%
    250,000  Altria Group, Inc...................................    3.49%      02/14/22          260,933
    250,000  Altria Group, Inc...................................    3.80%      02/14/24          273,527
    250,000  Altria Group, Inc...................................    4.80%      02/14/29          292,090
    250,000  Altria Group, Inc...................................    5.95%      02/14/49          328,404
    250,000  BAT Capital Corp....................................    3.22%      08/15/24          267,896
    250,000  BAT Capital Corp....................................    2.79%      09/06/24          263,744
    250,000  BAT Capital Corp....................................    3.22%      09/06/26          268,474
    250,000  BAT Capital Corp....................................    4.70%      04/02/27          286,145
    250,000  BAT Capital Corp....................................    4.91%      04/02/30          292,947
    250,000  BAT Capital Corp....................................    4.39%      08/15/37          273,104
    250,000  BAT Capital Corp....................................    4.76%      09/06/49          278,506
    250,000  BAT Capital Corp....................................    5.28%      04/02/50          303,834
    500,000  Philip Morris International, Inc....................    1.13%      05/01/23          508,665
                                                                                            -------------
                                                                                                3,898,269
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
    250,000  Air Lease Corp......................................    3.38%      07/01/25          250,709
                                                                                            -------------
             WATER UTILITIES - 0.1%
    500,000  American Water Capital Corp.........................    2.80%      05/01/30          546,762
    500,000  American Water Capital Corp.........................    3.45%      05/01/50          563,954
                                                                                            -------------
                                                                                                1,110,716
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.1%
    250,000  American Tower Corp.................................    2.75%      01/15/27          268,729
    250,000  American Tower Corp.................................    3.70%      10/15/49          273,101
                                                                                            -------------
                                                                                                  541,830
                                                                                            -------------
             TOTAL CORPORATE BONDS AND NOTES..............................................    368,753,896
             (Cost $332,727,996)                                                            -------------


Page 42                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES - 4.5%

             AEROSPACE & DEFENSE - 0.1%
$   500,000  BAE Systems PLC (b).................................    3.40%      04/15/30    $     545,701
                                                                                            -------------
             BANKS - 2.2%
    500,000  Australia & New Zealand Banking Group (New York, NY)
                Ltd..............................................    2.05%      11/21/22          518,890
    400,000  Banco Santander S.A.................................    2.71%      06/27/24          420,665
    400,000  Banco Santander S.A.................................    3.31%      06/27/29          432,415
    500,000  Bank of Montreal....................................    2.90%      03/26/22          521,257
  1,000,000  Bank of Montreal....................................    2.05%      11/01/22        1,033,380
    500,000  Bank of Montreal....................................    3.30%      02/05/24          543,428
    500,000  Bank of Nova Scotia (The)...........................    2.00%      11/15/22          516,126
    500,000  Bank of Nova Scotia (The)...........................    1.95%      02/01/23          515,228
    500,000  Bank of Nova Scotia (The)...........................    2.70%      08/03/26          547,309
    250,000  Barclays PLC (a)....................................    2.65%      06/24/31          249,456
    250,000  BNP Paribas S.A. (a) (b)............................    3.05%      01/13/31          263,651
    500,000  Canadian Imperial Bank of Commerce..................    2.25%      01/28/25          522,269
    250,000  Cooperatieve Rabobank U.A. (b)......................    3.88%      09/26/23          273,334
    500,000  Cooperatieve Rabobank U.A. (b)......................    2.63%      07/22/24          531,598
    250,000  Cooperatieve Rabobank U.A. (a) (b)..................    1.34%      06/24/26          250,797
    475,000  HSBC Holdings PLC...................................    2.65%      01/05/22          489,630
    200,000  HSBC Holdings PLC (a)...............................    3.26%      03/13/23          207,243
    500,000  HSBC Holdings PLC (a)...............................    3.95%      05/18/24          537,573
    200,000  HSBC Holdings PLC (a)...............................    3.80%      03/11/25          216,145
  1,000,000  HSBC Holdings PLC (a)...............................    2.63%      11/07/25        1,037,856
    625,000  HSBC Holdings PLC...................................    3.90%      05/25/26          694,438
    350,000  HSBC Holdings PLC...................................    4.38%      11/23/26          390,192
    500,000  HSBC Holdings PLC (a)...............................    4.58%      06/19/29          578,052
    250,000  HSBC Holdings PLC (a)...............................    3.97%      05/22/30          277,733
    250,000  HSBC Holdings PLC (a)...............................    2.85%      06/04/31          255,847
    500,000  Lloyds Banking Group PLC (a)........................    2.44%      02/05/26          516,759
  1,000,000  Royal Bank of Canada................................    2.80%      04/29/22        1,041,312
    500,000  Royal Bank of Canada................................    1.95%      01/17/23          516,004
    500,000  Royal Bank of Canada................................    3.70%      10/05/23          546,626
  1,000,000  Royal Bank of Canada................................    2.25%      11/01/24        1,052,813
    500,000  Royal Bank of Canada................................    1.15%      06/10/25          501,219
    500,000  Santander U.K. PLC..................................    2.10%      01/13/23          517,162
    500,000  Skandinaviska Enskilda Banken A.B. (b)..............    2.20%      12/12/22          518,295
    500,000  Societe Generale S.A. (b)...........................    2.63%      01/22/25          510,601
    500,000  Societe Generale S.A. (b)...........................    3.00%      01/22/30          509,188
    500,000  Sumitomo Mitsui Financial Group, Inc................    2.70%      07/16/24          529,990
    200,000  Sumitomo Mitsui Financial Group, Inc................    2.45%      09/27/24          210,040
    500,000  Sumitomo Mitsui Financial Group, Inc................    3.04%      07/16/29          538,773
    250,000  Sumitomo Mitsui Financial Group, Inc................    2.72%      09/27/29          263,281
    200,000  UniCredit SpA (a) (b)...............................    5.46%      06/30/35          202,009
                                                                                            -------------
                                                                                               19,798,584
                                                                                            -------------
             CAPITAL MARKETS - 0.3%
    500,000  Credit Suisse (New York, NY) A.G....................    2.10%      11/12/21          510,560
    293,000  Credit Suisse (New York, NY) A.G....................    1.00%      05/05/23          294,716
    500,000  Credit Suisse Group AG (b)..........................    3.57%      01/09/23          518,926
    500,000  Credit Suisse Group AG (a) (b)......................    2.19%      06/05/26          506,988


                        See Notes to Financial Statements                Page 43

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             CAPITAL MARKETS (CONTINUED)
$   500,000  Credit Suisse Group AG (a) (b)......................    3.87%      01/12/29    $     552,401
                                                                                            -------------
                                                                                                2,383,591
                                                                                            -------------
             CHEMICALS - 0.1%
    273,000  Nutrien Ltd.........................................    1.90%      05/13/23          281,920
    250,000  Nutrien Ltd.........................................    2.95%      05/13/30          265,534
    250,000  Nutrien Ltd.........................................    3.95%      05/13/50          277,182
    200,000  Yara International ASA (b)..........................    3.15%      06/04/30          207,181
                                                                                            -------------
                                                                                                1,031,817
                                                                                            -------------
             COMMERCIAL SERVICES & SUPPLIES - 0.1%
    750,000  Waste Connections, Inc..............................    2.60%      02/01/30          793,010
                                                                                            -------------
             DIVERSIFIED FINANCIAL SERVICES - 0.2%
    500,000  Banque Federative du Credit Mutuel S.A. (b).........    2.13%      11/21/22          515,949
    444,000  GE Capital International Funding Co. Unlimited Co...    4.42%      11/15/35          451,941
    500,000  Shell International Finance, B.V....................    2.00%      11/07/24          523,712
    250,000  Shell International Finance, B.V....................    4.00%      05/10/46          292,772
    250,000  Shell International Finance, B.V....................    3.75%      09/12/46          282,405
                                                                                            -------------
                                                                                                2,066,779
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES - 0.0%
    250,000  Telefonica Emisiones S.A............................    5.52%      03/01/49          329,312
                                                                                            -------------
             ENERGY EQUIPMENT & SERVICES - 0.0%
    250,000  Schlumberger Investment S.A.........................    2.65%      06/26/30          254,491
                                                                                            -------------
             FOOD PRODUCTS - 0.1%
    500,000  Mondelez International Holdings Netherlands,
                B.V. (b).........................................    2.13%      09/19/22          515,457
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES - 0.1%
    250,000  DH Europe Finance II Sarl...........................    2.20%      11/15/24          262,917
    250,000  DH Europe Finance II Sarl...........................    2.60%      11/15/29          266,595
    250,000  DH Europe Finance II Sarl...........................    3.40%      11/15/49          282,464
                                                                                            -------------
                                                                                                  811,976
                                                                                            -------------
             METALS & MINING - 0.1%
    250,000  Anglo American Capital PLC (b)......................    3.63%      09/11/24          262,627
    250,000  Anglo American Capital PLC (b)......................    4.00%      09/11/27          267,448
    330,000  BHP Billiton Finance USA, Ltd.......................    5.00%      09/30/43          457,062
    250,000  Teck Resources Ltd. (b).............................    3.90%      07/15/30          249,350
                                                                                            -------------
                                                                                                1,236,487
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS - 0.5%
    500,000  Canadian Natural Resources, Ltd.....................    2.05%      07/15/25          500,798
    500,000  Canadian Natural Resources, Ltd.....................    3.85%      06/01/27          536,612
    500,000  Canadian Natural Resources, Ltd.....................    2.95%      07/15/30          499,571
    250,000  Equinor ASA.........................................    1.75%      01/22/26          256,274
    250,000  Equinor ASA.........................................    2.38%      05/22/30          260,068
    334,000  Suncor Energy, Inc..................................    2.80%      05/15/23          349,079
    500,000  Suncor Energy, Inc..................................    3.10%      05/15/25          534,639
    250,000  Total Capital International S.A.....................    2.99%      06/29/41          256,037
    500,000  Total Capital International S.A.....................    3.46%      07/12/49          541,666
    500,000  Total Capital International S.A.....................    3.13%      05/29/50          514,472


Page 44                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
FOREIGN CORPORATE BONDS AND NOTES (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS (CONTINUED)
$   250,000  Total Capital International S.A.....................    3.39%      06/29/60    $     256,948
                                                                                            -------------
                                                                                                4,506,164
                                                                                            -------------
             PHARMACEUTICALS - 0.3%
    500,000  GlaxoSmithKline Capital PLC.........................    2.88%      06/01/22          521,722
    500,000  Takeda Pharmaceutical Co. Ltd.......................    4.00%      11/26/21          522,109
    250,000  Takeda Pharmaceutical Co. Ltd.......................    4.40%      11/26/23          278,159
    250,000  Takeda Pharmaceutical Co. Ltd.......................    2.05%      03/31/30          250,413
    250,000  Takeda Pharmaceutical Co. Ltd.......................    3.03%      07/09/40          252,766
    250,000  Takeda Pharmaceutical Co. Ltd.......................    3.18%      07/09/50          250,391
    250,000  Takeda Pharmaceutical Co. Ltd.......................    3.38%      07/09/60          250,994
                                                                                            -------------
                                                                                                2,326,554
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT - 0.1%
    250,000  NXP BV / NXP Funding LLC / NXP USA, Inc. (b)........    2.70%      05/01/25          262,480
    250,000  NXP BV / NXP Funding LLC / NXP USA, Inc. (b)........    3.40%      05/01/30          269,540
                                                                                            -------------
                                                                                                  532,020
                                                                                            -------------
             THRIFTS & MORTGAGE FINANCE - 0.0%
    500,000  Nationwide Building Society (b).....................    2.00%      01/27/23          515,341
                                                                                            -------------
             TOBACCO - 0.1%
    500,000  Imperial Brands Finance PLC (b).....................    3.13%      07/26/24          519,953
    250,000  Imperial Brands Finance PLC (b).....................    3.50%      07/26/26          267,364
                                                                                            -------------
                                                                                                  787,317
                                                                                            -------------
             TRADING COMPANIES & DISTRIBUTORS - 0.0%
    250,000  AerCap Ireland Capital DAC / AerCap Global Aviation
                Trust............................................    4.50%      09/15/23          250,214
                                                                                            -------------
             WIRELESS TELECOMMUNICATION SERVICES - 0.2%
    250,000  Vodafone Group PLC..................................    4.38%      05/30/28          297,529
    500,000  Vodafone Group PLC..................................    4.88%      06/19/49          632,973
    500,000  Vodafone Group PLC..................................    4.25%      09/17/50          598,096
    500,000  Vodafone Group PLC..................................    5.13%      06/19/59          660,786
                                                                                            -------------
                                                                                                2,189,384
                                                                                            -------------
             TOTAL FOREIGN CORPORATE BONDS AND NOTES......................................     40,874,199
             (Cost $38,424,731)                                                             -------------


                                                                  ANNUALIZED
 PRINCIPAL                                                       YIELD ON DATE   STATED
   VALUE                         DESCRIPTION                      OF PURCHASE   MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
COMMERCIAL PAPER - 0.4%

             CONSUMER FINANCE - 0.4%
  3,550,000  General Motors Financial Co., Inc...................    0.65%      07/01/20        3,549,936
             (Cost $3,550,000)                                                              -------------


                        See Notes to Financial Statements                Page 45

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES - 0.4%

$   500,000  U.S. Treasury Note..................................    2.88%      10/31/20    $     504,463
    500,000  U.S. Treasury Note..................................    0.50%      06/30/27          500,469
  1,495,000  U.S. Treasury Note..................................    0.63%      05/15/30        1,491,087
    662,500  U.S. Treasury Note..................................    2.00%      02/15/50          758,951
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      3,254,970
             (Cost $3,254,595)                                                              -------------

             TOTAL INVESTMENTS - 99.5%....................................................    901,117,982
             (Cost $834,337,270) (c)

             NET OTHER ASSETS AND LIABILITIES - 0.5%......................................      4,265,490
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $ 905,383,472
                                                                                            =============

-----------------------------

(a) Fixed-to-floating or fixed-to-variable rate security. The interest rate shown reflects the fixed rate in effect at June 30, 2020. At a predetermined date, the fixed rate will change to a floating rate or a variable rate.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended, and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2020, securities noted as such amounted to $36,750,416 or 4.1% of net assets.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $102,067,983 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $35,287,271. The net unrealized appreciation was $66,780,712.


Page 46                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

-----------------------------
VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2020          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Common Stocks*....................................   $484,684,981     $484,684,981     $         --     $         --
Corporate Bonds and Notes*........................    368,753,896               --      368,753,896               --
Foreign Corporate Bonds and Notes*................     40,874,199               --       40,874,199               --
Commercial Paper*.................................      3,549,936               --        3,549,936               --
U.S. Government Bonds and Notes...................      3,254,970               --        3,254,970               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $901,117,982     $484,684,981     $416,433,001     $         --
                                                     ============     ============     ============     ============

*See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 47

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS -- 40.3%

             CAPITAL MARKETS -- 40.3%
     28,090  First Trust Institutional Preferred Securities and Income ETF (a)............  $     529,216
        500  First Trust Long Duration Opportunities ETF (a)..............................         14,992
      5,420  First Trust Low Duration Opportunities ETF (a)...............................        280,105
     83,810  First Trust Preferred Securities and Income ETF (a)..........................      1,543,780
     69,130  First Trust Senior Loan Fund (a).............................................      3,119,146
     43,900  First Trust Tactical High Yield ETF (a)......................................      2,011,937
     16,734  Invesco BulletShares 2021 Corporate Bond ETF.................................        357,606
     21,039  iShares iBoxx $ Investment Grade Corporate Bond ETF..........................      2,829,745
     11,130  iShares MBS ETF..............................................................      1,232,091
      1,500  ProShares Short 20+ Year Treasury............................................         23,175
          1  Vanguard Mortgage-Backed Securities ETF......................................             54
                                                                                            -------------
             TOTAL EXCHANGE-TRADED FUNDS..................................................     11,941,847
             (Cost $11,825,974)                                                             -------------

COMMON STOCKS -- 24.8%

             AEROSPACE & DEFENSE -- 0.8%
        342  Lockheed Martin Corp.........................................................        124,802
        338  Northrop Grumman Corp........................................................        103,915
                                                                                            -------------
                                                                                                  228,717
                                                                                            -------------
             AIR FREIGHT & LOGISTICS -- 0.3%
        918  United Parcel Service, Inc., Class B.........................................        102,063
                                                                                            -------------
             BANKS -- 1.0%
      1,662  JPMorgan Chase & Co..........................................................        156,328
        827  M&T Bank Corp................................................................         85,983
      2,203  Webster Financial Corp.......................................................         63,028
                                                                                            -------------
                                                                                                  305,339
                                                                                            -------------
             BEVERAGES -- 0.4%
        867  PepsiCo, Inc.................................................................        114,669
                                                                                            -------------
             BIOTECHNOLOGY -- 0.3%
        867  AbbVie, Inc..................................................................         85,122
                                                                                            -------------
             BUILDING PRODUCTS -- 0.3%
      1,019  Trane Technologies PLC.......................................................         90,671
                                                                                            -------------
             CAPITAL MARKETS -- 0.7%
        176  BlackRock, Inc...............................................................         95,760
      1,296  Intercontinental Exchange, Inc...............................................        118,714
                                                                                            -------------
                                                                                                  214,474
                                                                                            -------------
             CHEMICALS -- 0.3%
        384  Ecolab, Inc..................................................................         76,397
                                                                                            -------------
             CONSUMER FINANCE -- 0.3%
      1,186  Capital One Financial Corp...................................................         74,232
                                                                                            -------------
             DIVERSIFIED TELECOMMUNICATION SERVICES -- 0.4%
      2,359  Verizon Communications, Inc..................................................        130,052
                                                                                            -------------
             ELECTRIC UTILITIES -- 2.3%
        895  Alliant Energy Corp..........................................................         42,817
        537  American Electric Power Co., Inc.............................................         42,767
        376  Duke Energy Corp.............................................................         30,039


Page 48                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             ELECTRIC UTILITIES (CONTINUED)
        555  Emera, Inc. (CAD)............................................................  $      21,838
        789  Eversource Energy............................................................         65,700
      1,129  Exelon Corp..................................................................         40,971
        518  FirstEnergy Corp.............................................................         20,088
      1,141  Fortis, Inc. (CAD)...........................................................         43,393
        583  NextEra Energy, Inc..........................................................        140,019
      3,034  OGE Energy Corp..............................................................         92,112
      3,262  PPL Corp.....................................................................         84,290
        866  Xcel Energy, Inc.............................................................         54,125
                                                                                            -------------
                                                                                                  678,159
                                                                                            -------------
             ELECTRICAL EQUIPMENT -- 0.3%
        880  Eaton Corp. PLC..............................................................         76,982
                                                                                            -------------
             ELECTRONIC EQUIPMENT, INSTRUMENTS & COMPONENTS -- 0.7%
        926  CDW Corp.....................................................................        107,583
      1,352  TE Connectivity Ltd..........................................................        110,255
                                                                                            -------------
                                                                                                  217,838
                                                                                            -------------
             FOOD & STAPLES RETAILING -- 0.8%
      1,673  Sysco Corp...................................................................         91,446
      1,192  Walmart, Inc.................................................................        142,778
                                                                                            -------------
                                                                                                  234,224
                                                                                            -------------
             GAS UTILITIES -- 0.4%
        630  Atmos Energy Corp............................................................         62,736
        619  New Jersey Resources Corp....................................................         20,210
        266  ONE Gas, Inc.................................................................         20,495
                                                                                            -------------
                                                                                                  103,441
                                                                                            -------------
             HEALTH CARE EQUIPMENT & SUPPLIES -- 1.0%
      1,596  Abbott Laboratories..........................................................        145,923
      1,039  STERIS PLC...................................................................        159,424
                                                                                            -------------
                                                                                                  305,347
                                                                                            -------------
             HEALTH CARE PROVIDERS & SERVICES -- 0.7%
      1,626  CVS Health Corp..............................................................        105,642
        376  UnitedHealth Group, Inc......................................................        110,901
                                                                                            -------------
                                                                                                  216,543
                                                                                            -------------
             HOTELS, RESTAURANTS & LEISURE -- 0.3%
      1,329  Starbucks Corp...............................................................         97,801
                                                                                            -------------
             INDUSTRIAL CONGLOMERATES -- 0.3%
        573  Honeywell International, Inc.................................................         82,850
                                                                                            -------------
             IT SERVICES -- 1.6%
        801  Accenture PLC, Class A.......................................................        171,991
      1,084  Fidelity National Information Services, Inc..................................        145,354
        785  International Business Machines Corp.........................................         94,804
        665  Leidos Holdings, Inc.........................................................         62,290
                                                                                            -------------
                                                                                                  474,439
                                                                                            -------------
             MACHINERY -- 0.6%
        515  Parker-Hannifin Corp.........................................................         94,384
      1,682  Timken (The) Co..............................................................         76,514
                                                                                            -------------
                                                                                                  170,898
                                                                                            -------------


                        See Notes to Financial Statements                Page 49

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
COMMON STOCKS (CONTINUED)

             MEDIA -- 0.4%
      3,312  Comcast Corp., Class A.......................................................  $     129,102
                                                                                            -------------
             MULTILINE RETAIL -- 0.5%
      1,227  Target Corp..................................................................        147,154
                                                                                            -------------
             MULTI-UTILITIES -- 1.4%
        805  ATCO Ltd., Class I (CAD).....................................................         23,878
        398  Dominion Energy, Inc.........................................................         32,310
        202  DTE Energy Co................................................................         21,715
      4,822  Public Service Enterprise Group, Inc.........................................        237,050
        705  Sempra Energy................................................................         82,647
        120  WEC Energy Group, Inc........................................................         10,518
                                                                                            -------------
                                                                                                  408,118
                                                                                            -------------
             OIL, GAS & CONSUMABLE FUELS -- 3.5%
      1,005  Chevron Corp.................................................................         89,676
      4,425  Enbridge, Inc................................................................        134,608
      3,913  Equitrans Midstream Corp.....................................................         32,517
      2,599  Keyera Corp. (CAD)...........................................................         39,571
     11,592  Kinder Morgan, Inc...........................................................        175,851
      2,680  ONEOK, Inc...................................................................         89,030
      8,750  TC Energy Corp...............................................................        375,025
      5,292  Williams (The) Cos., Inc.....................................................        100,654
                                                                                            -------------
                                                                                                1,036,932
                                                                                            -------------
             PERSONAL PRODUCTS -- 0.4%
      1,891  Unilever PLC, ADR............................................................        103,778
                                                                                            -------------
             PHARMACEUTICALS -- 1.8%
      2,316  Bristol-Myers Squibb Co......................................................        136,181
      1,032  Eli Lilly & Co...............................................................        169,434
        786  Johnson & Johnson............................................................        110,535
      1,602  Merck & Co., Inc.............................................................        123,882
                                                                                            -------------
                                                                                                  540,032
                                                                                            -------------
             SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.7%
        349  Broadcom, Inc................................................................        110,148
        513  KLA Corp.....................................................................         99,768
                                                                                            -------------
                                                                                                  209,916
                                                                                            -------------
             SOFTWARE -- 0.7%
      1,039  Microsoft Corp...............................................................        211,447
                                                                                            -------------
             SPECIALTY RETAIL -- 0.5%
        584  Home Depot (The), Inc........................................................        146,298
                                                                                            -------------
             TECHNOLOGY HARDWARE, STORAGE & PERIPHERALS -- 0.7%
        573  Apple, Inc...................................................................        209,030
                                                                                            -------------
             TEXTILES, APPAREL & LUXURY GOODS -- 0.4%
      1,345  NIKE, Inc., Class B..........................................................        131,877
                                                                                            -------------
             TOTAL COMMON STOCKS..........................................................      7,353,942
             (Cost $6,778,517)                                                              -------------


Page 50                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
REAL ESTATE INVESTMENT TRUSTS -- 11.2%

             DIVERSIFIED REITS -- 1.1%
      6,658  STORE Capital Corp...........................................................  $     158,527
     23,643  VEREIT, Inc..................................................................        152,024
                                                                                            -------------
                                                                                                  310,551
                                                                                            -------------
             HEALTH CARE REITS -- 1.3%
      7,132  Medical Properties Trust, Inc................................................        134,081
      4,153  Omega Healthcare Investors, Inc..............................................        123,469
      7,210  Physicians Realty Trust......................................................        126,319
                                                                                            -------------
                                                                                                  383,869
                                                                                            -------------
             HOTEL & RESORT REITS -- 0.4%
      4,589  MGM Growth Properties LLC, Class A...........................................        124,867
                                                                                            -------------
             INDUSTRIAL REITS -- 1.8%
      3,499  Americold Realty Trust.......................................................        127,014
      3,706  Duke Realty Corp.............................................................        131,155
      1,389  Prologis, Inc................................................................        129,636
      4,823  STAG Industrial, Inc.........................................................        141,410
                                                                                            -------------
                                                                                                  529,215
                                                                                            -------------
             OFFICE REITS -- 0.9%
        828  Alexandria Real Estate Equities, Inc.........................................        134,343
      3,634  Highwoods Properties, Inc....................................................        135,657
                                                                                            -------------
                                                                                                  270,000
                                                                                            -------------
             RESIDENTIAL REITS -- 1.2%
      1,354  Camden Property Trust........................................................        123,512
        524  Essex Property Trust, Inc....................................................        120,085
      1,086  Mid-America Apartment Communities, Inc.......................................        124,532
                                                                                            -------------
                                                                                                  368,129
                                                                                            -------------
             RETAIL REITS -- 1.0%
      4,016  National Retail Properties, Inc..............................................        142,488
      2,353  Realty Income Corp...........................................................        140,003
                                                                                            -------------
                                                                                                  282,491
                                                                                            -------------
             SPECIALIZED REITS -- 3.5%
        526  American Tower Corp..........................................................        135,992
      1,738  CyrusOne, Inc................................................................        126,440
        912  Digital Realty Trust, Inc....................................................        129,604
        185  Equinix, Inc.................................................................        129,926
      3,742  Gaming and Leisure Properties, Inc...........................................        129,473
      1,373  Life Storage, Inc............................................................        130,366
        427  SBA Communications Corp......................................................        127,212
      6,755  VICI Properties, Inc.........................................................        136,384
                                                                                            -------------
                                                                                                1,045,397
                                                                                            -------------
             TOTAL REAL ESTATE INVESTMENT TRUSTS..........................................      3,314,519
             (Cost $3,265,726)                                                              -------------


                        See Notes to Financial Statements                Page 51

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT BONDS AND NOTES -- 8.4%

$    29,861  U.S. Treasury Inflation Indexed Bond (b)............    2.50%      01/15/29    $      38,279
     26,519  U.S. Treasury Inflation Indexed Bond (b)............    3.88%      04/15/29           37,406
     10,258  U.S. Treasury Inflation Indexed Bond (b)............    3.38%      04/15/32           15,269
     28,476  U.S. Treasury Inflation Indexed Bond (b)............    2.13%      02/15/40           41,978
     44,265  U.S. Treasury Inflation Indexed Bond (b)............    2.13%      02/15/41           66,089
     42,900  U.S. Treasury Inflation Indexed Bond (b)............    0.75%      02/15/42           51,371
     40,824  U.S. Treasury Inflation Indexed Bond (b)............    0.63%      02/15/43           48,049
     41,593  U.S. Treasury Inflation Indexed Bond (b)............    1.38%      02/15/44           56,750
     40,621  U.S. Treasury Inflation Indexed Bond (b)............    0.75%      02/15/45           49,685
     35,716  U.S. Treasury Inflation Indexed Bond (b)............    1.00%      02/15/46           46,248
     31,871  U.S. Treasury Inflation Indexed Bond (b)............    0.88%      02/15/47           40,639
     31,198  U.S. Treasury Inflation Indexed Bond (b)............    1.00%      02/15/48           41,244
     25,478  U.S. Treasury Inflation Indexed Bond (b)............    1.00%      02/15/49           33,989
     13,965  U.S. Treasury Inflation Indexed Bond (b)............    0.25%      02/15/50           15,682
     63,718  U.S. Treasury Inflation Indexed Note (b)............    0.63%      07/15/21           64,814
     75,800  U.S. Treasury Inflation Indexed Note (b)............    0.13%      01/15/22           76,811
     76,978  U.S. Treasury Inflation Indexed Note (b)............    0.13%      04/15/22           78,086
     73,601  U.S. Treasury Inflation Indexed Note (b)............    0.13%      07/15/22           75,323
     73,327  U.S. Treasury Inflation Indexed Note (b)............    0.13%      01/15/23           75,105
     78,465  U.S. Treasury Inflation Indexed Note (b)............    0.63%      04/15/23           81,578
     74,933  U.S. Treasury Inflation Indexed Note (b)............    0.38%      07/15/23           78,026
     72,539  U.S. Treasury Inflation Indexed Note (b)............    0.63%      01/15/24           76,391
     54,907  U.S. Treasury Inflation Indexed Note (b)............    0.50%      04/15/24           57,704
     71,497  U.S. Treasury Inflation Indexed Note (b)............    0.13%      07/15/24           74,675
     55,974  U.S. Treasury Inflation Indexed Note (b)............    0.13%      10/15/24           58,622
    141,836  U.S. Treasury Inflation Indexed Note (b)............    0.25%      01/15/25          149,216
     39,713  U.S. Treasury Inflation Indexed Note (b)............    0.13%      04/15/25           41,604
     72,454  U.S. Treasury Inflation Indexed Note (b)............    0.38%      07/15/25           77,377
     86,342  U.S. Treasury Inflation Indexed Note (b)............    0.63%      01/15/26           93,485
     31,656  U.S. Treasury Inflation Indexed Note (b)............    2.00%      01/15/26           36,789
     63,122  U.S. Treasury Inflation Indexed Note (b)............    0.13%      07/15/26           67,026
     91,300  U.S. Treasury Inflation Indexed Note (b)............    0.38%      01/15/27           98,465
     10,809  U.S. Treasury Inflation Indexed Note (b)............    2.38%      01/15/27           13,124
     60,804  U.S. Treasury Inflation Indexed Note (b)............    0.38%      07/15/27           66,090
     91,489  U.S. Treasury Inflation Indexed Note (b)............    0.50%      01/15/28          100,305
     39,172  U.S. Treasury Inflation Indexed Note (b)............    1.75%      01/15/28           46,731
     77,644  U.S. Treasury Inflation Indexed Note (b)............    0.75%      07/15/28           87,551
     60,937  U.S. Treasury Inflation Indexed Note (b)............    0.88%      01/15/29           69,436
     90,230  U.S. Treasury Inflation Indexed Note (b)............    0.25%      07/15/29           98,729
     64,789  U.S. Treasury Inflation Indexed Note (b)............    0.13%      01/15/30           70,009
                                                                                            -------------
             TOTAL U.S. GOVERNMENT BONDS AND NOTES........................................      2,495,750
             (Cost $2,275,838)                                                              -------------


   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS -- 7.2%

             CHEMICALS -- 0.3%
      5,194  Westlake Chemical Partners, L.P..............................................         98,374
                                                                                            -------------
             INDEPENDENT POWER AND RENEWABLE ELECTRICITY PRODUCERS -- 0.6%
      3,425  NextEra Energy Partners, L.P.................................................        175,634
                                                                                            -------------


Page 52                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

   UNITS                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
MASTER LIMITED PARTNERSHIPS (CONTINUED)

             OIL, GAS & CONSUMABLE FUELS -- 6.3%
        344  BP Midstream Partners, L.P...................................................  $       3,946
        658  Cheniere Energy Partners, L.P................................................         23,017
     21,377  Energy Transfer, L.P.........................................................        152,204
     25,684  Enterprise Products Partners, L.P............................................        466,679
      9,419  Holly Energy Partners, L.P...................................................        137,423
      7,640  Magellan Midstream Partners, L.P.............................................        329,819
        208  MPLX, L.P....................................................................          3,594
      4,930  Phillips 66 Partners, L.P....................................................        177,677
     13,392  Plains All American Pipeline, L.P............................................        118,385
     11,067  Shell Midstream Partners, L.P................................................        135,792
      9,921  TC PipeLines, L.P............................................................        308,146
                                                                                            -------------
                                                                                                1,856,682
                                                                                            -------------
             TOTAL MASTER LIMITED PARTNERSHIPS............................................      2,130,690
             (Cost $2,362,912)                                                              -------------


 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES -- 3.5%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 2.2%
             Fannie Mae REMICS
$       124     Series 1992-24, Class Z..........................    6.50%      04/25/22              126
          4     Series 1992-44, Class ZQ.........................    8.00%      07/25/22                4
        648     Series 1993-1, Class KA..........................    7.90%      01/25/23              686
        566     Series 1993-62, Class E..........................    7.00%      04/25/23              601
        184     Series 1993-119, Class H.........................    6.50%      07/25/23              195
      1,400     Series 1993-178, Class PK........................    6.50%      09/25/23            1,494
      1,218     Series 1995-24, Class G..........................    6.50%      04/25/23            1,275
      1,246     Series 1999-56, Class Z..........................    7.00%      12/18/29            1,419
     24,786     Series 2002-9, Class MS, IO, 1 Mo. LIBOR (x) -1 +
                   8.10% (c).....................................    7.92%      03/25/32            5,694
      1,082     Series 2002-67, Class PE.........................    5.50%      11/25/32            1,258
      3,681     Series 2002-90, Class A1.........................    6.50%      06/25/42            4,351
      2,391     Series 2003-14, Class AQ.........................    3.50%      03/25/33            2,522
      3,440     Series 2003-41, Class OA.........................    4.00%      05/25/33            3,644
     32,551     Series 2004-10, Class ZB.........................    6.00%      02/25/34           37,954
     12,252     Series 2005-79, Class NF, 1 Mo. LIBOR +
                   0.41% (d).....................................    0.59%      09/25/35           12,270
     22,957     Series 2007-10, Class Z..........................    6.00%      02/25/37           26,604
     46,945     Series 2009-86, Class IP, IO.....................    5.50%      10/25/39            8,536
      1,756     Series 2012-35, Class PL.........................    2.00%      11/25/41            1,807
        625     Series 2013-14, Class QE.........................    1.75%      03/25/43              646
     70,981     Series 2013-31, Class NT.........................    3.00%      04/25/43           71,747
             Fannie Mae REMIC Trust
     10,348     Series 2007-W8, Class 1A5 (e)....................    6.43%      09/25/37           12,681
             Fannie Mae Trust
      3,628     Series 2004-W8, Class 3A.........................    7.50%      06/25/44            4,360
             FHLMC - GNMA
        132     Series 1993-5, Class HA..........................    7.50%      02/25/23              138
        416     Series 1994-27, Class D..........................    7.00%      03/25/24              448


                        See Notes to Financial Statements                Page 53

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
             Freddie Mac REMICS
$       202     Series 1992-1250, Class J........................    7.00%      05/15/22    $         210
      6,384     Series 1992-1401, Class Q, 1 Mo. LIBOR +
                   0.60% (d).....................................    0.78%      10/15/22            6,356
     10,993     Series 1993-1487, Class P, IO,
                   1 Mo. LIBOR (x) -1 + 9.50% (c)................    9.32%      03/15/23              971
      2,335     Series 1994-1673, Class FB, 10 Yr.
                   Constant Maturity
                   Treasury Rate - 0.50% (d).....................    0.17%      02/15/24            2,313
          8     Series 1996-1807, Class G........................    9.00%      10/15/20                8
         44     Series 1996-1847, Class LL.......................    7.50%      04/15/26               49
      7,789     Series 1998-2033, Class IA, IO...................    7.00%      02/15/28              857
      2,325     Series 1999-2130, Class KB.......................    6.38%      03/15/29            2,661
     33,837     Series 1999-2174, Class PN.......................    6.00%      07/15/29           38,280
      6,592     Series 2001-2277, Class B........................    7.50%      01/15/31            8,139
     26,725     Series 2003-2647, Class LS,
                   1 Mo. LIBOR (x) -2.50 + 14.00% (c)............   13.57%      07/15/33           43,140
     38,000     Series 2003-2676, Class LL.......................    5.50%      09/15/33           43,081
     23,340     Series 2004-2768, Class PW.......................    4.25%      03/15/34           26,640
      5,000     Series 2004-2778, Class MM.......................    5.25%      04/15/34            5,820
     25,691     Series 2006-3114, Class GI, IO,
                   1 Mo. LIBOR (x) -1 + 6.60% (c)................    6.42%      02/15/36            5,253
     31,045     Series 2006-3199, Class DS, IO,
                   1 Mo. LIBOR (x) -1 + 7.15% (c)................    6.97%      08/15/36            7,234
     23,635     Series 2006-3237, Class CB.......................    5.50%      07/15/36           24,801
      2,734     Series 2010-3758, Class M........................    4.50%      10/15/38            2,759
      7,307     Series 2010-3775, Class KZ.......................    4.00%      08/15/25            8,009
      2,027     Series 2012-3994, Class AE.......................    1.63%      02/15/22            2,035
     21,902     Series 2013-4178, Class ZN.......................    3.50%      03/15/43           29,517
             Freddie Mac Strips
      7,642     Series 1994-169, Class IO, IO....................    8.50%      03/01/23              531
             Government National Mortgage Association
     26,231     Series 2002-92, Class PB.........................    5.50%      12/20/32           28,560
      6,289     Series 2006-16, Class OP, PO.....................     (f)       03/20/36            5,938
     55,000     Series 2007-35, Class NE.........................    6.00%      06/16/37           65,124
      4,010     Series 2009-29, Class TA.........................    4.50%      03/16/39            4,191
     49,000     Series 2009-61, Class QE.........................    5.50%      08/20/39           62,080
        612     Series 2009-102, Class MA........................    4.00%      06/16/39              616
     16,229     Series 2011-136, Class GB........................    2.50%      05/20/40           16,695
     19,308     Series 2013-20, Class KI, IO.....................    5.00%      01/20/43            2,245
                                                                                            -------------
                                                                                                  644,573
                                                                                            -------------
             PASS-THROUGH SECURITIES -- 1.3%
             Federal Home Loan Mortgage Corporation
     14,236     Pool A47829......................................     4.00%     08/01/35           15,282
      5,697     Pool C01252......................................     6.50%     11/01/31            6,479
     39,346     Pool G01731......................................     6.50%     12/01/29           44,125
     24,743     Pool G06358......................................     4.00%     04/01/41           27,304
      2,197     Pool O20138......................................     5.00%     11/01/30            2,408
     15,533     Pool U90316......................................     4.00%     10/01/42           16,970


Page 54                 See Notes to Financial Statements

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

 PRINCIPAL                                                          STATED       STATED
   VALUE                         DESCRIPTION                        COUPON      MATURITY        VALUE
-----------  ----------------------------------------------------  ---------  ------------  -------------
U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES (CONTINUED)

             PASS-THROUGH SECURITIES (CONTINUED)
             Federal National Mortgage Association
$    14,113     Pool 890383......................................    4.00%      01/01/42    $      15,512
     18,332     Pool AA9393......................................    4.50%      07/01/39           20,404
      8,962     Pool AD0659......................................    6.00%      02/01/23            9,256
      5,033     Pool AE0050......................................    5.50%      12/01/22            5,198
     21,217     Pool AL0791......................................    4.00%      02/01/41           23,438
     35,278     Pool AU4289......................................    4.00%      09/01/43           38,720
      5,482     Pool MA0561......................................    4.00%      11/01/40            6,022
     26,050     Pool MA1028......................................    4.00%      04/01/42           28,626
             Government National Mortgage Association
      8,089     Pool 3428........................................    5.00%      08/20/33            9,143
     17,286     Pool 3500........................................    5.50%      01/20/34           19,931
      6,297     Pool 3711........................................    5.50%      05/20/35            7,260
     20,355     Pool 667422......................................    5.00%      10/15/39           23,521
      9,906     Pool 706201......................................    5.50%      04/20/39           11,121
     11,851     Pool 736558......................................    5.00%      02/15/40           13,542
     22,670     Pool 759248......................................    4.00%      02/15/41           25,193
     12,239     Pool MA3525......................................    5.50%      03/20/46           14,063
                                                                                            -------------
                                                                                                  383,518
                                                                                            -------------
             TOTAL U.S. GOVERNMENT AGENCY MORTGAGE-BACKED SECURITIES......................      1,028,091
             (Cost $968,935)                                                                -------------

MORTGAGE-BACKED SECURITIES -- 0.0%

             COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.0%
             Credit Suisse First Boston Mortgage Securities Corp.
        299     Series 2004-6, Class 2A1.........................    4.75%      09/25/19                0
             MASTR Alternative Loan Trust
        680     Series 2004-10, Class 2A1........................    5.50%      10/25/19              674
         30     Series 2005-1, Class 5A1.........................    5.50%      01/25/20               28
             MASTR Asset Securitization Trust
      4,666     Series 2004-1, Class 5A4.........................    5.50%      02/25/34            5,000
             Structured Asset Mortgage Investments Trust
      5,955     Series 1999-1, Class 2A (g)......................    6.47%      06/25/29            5,688
                                                                                            -------------
             TOTAL MORTGAGE-BACKED SECURITIES.............................................         11,390
             (Cost $11,659)                                                                 -------------

ASSET-BACKED SECURITIES -- 0.0%

             California Republic Auto Receivables Trust
        375     Series 2016-1, Class A4..........................    2.24%      10/15/21              375
                                                                                            -------------
             TOTAL ASSET-BACKED SECURITIES................................................            375
             (Cost $374)                                                                    -------------

             TOTAL INVESTMENTS -- 95.4%...................................................     28,276,604
             (Cost $27,489,935) (h)

             NET OTHER ASSETS AND LIABILITIES -- 4.6%.....................................      1,361,549
                                                                                            -------------
             NET ASSETS -- 100.0%.........................................................  $  29,638,153
                                                                                            =============


                        See Notes to Financial Statements                Page 55

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

-----------------------------

(a)   Investment in an affiliated fund.

(b) Security whose principal value is adjusted in accordance with changes to the country's Consumer Price Index. Interest is calculated on the basis of the current adjusted principal value.

(c)   Inverse floating rate security.

(d)   Floating or variable rate security.

(e) Weighted Average Coupon security. Coupon is based on the blended interest rate of the underlying holdings, which may have different coupons. The coupon may change in any period.

(f)   Zero coupon security.

(g) Collateral Strip Rate security. Coupon is based on the weighted net interest rate of the investment's underlying collateral. The interest rate resets periodically.

(h) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,920,467 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $1,133,798. The net unrealized appreciation was $786,669.

ADR   American Depositary Receipt

CAD Canadian Dollar - Security is denominated in Canadian Dollars and is translated into U.S. Dollars based upon the current exchange rate.

IO Interest-Only Security - Principal amount shown represents par value on which interest payments are based.

LIBOR London Interbank Offered Rate

PO    Principal-Only Security

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2020          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 11,941,847     $ 11,941,847     $         --     $         --
Common Stocks*....................................      7,353,942        7,353,942               --               --
Real Estate Investment Trusts*....................      3,314,519        3,314,519               --               --
U.S. Government Bonds and Notes...................      2,495,750               --        2,495,750               --
Master Limited Partnerships*......................      2,130,690        2,130,690               --               --
U.S. Government Agency Mortgage-Backed
   Securities.....................................      1,028,091               --        1,028,091               --
Mortgage-Backed Securities........................         11,390               --           11,390               --
Asset-Backed Securities...........................            375               --              375               --
                                                     ------------     ------------     ------------     ------------
Total Investments.................................   $ 28,276,604     $ 24,740,998     $  3,535,606     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.


Page 56                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

  SHARES                                      DESCRIPTION                                       VALUE
-----------  -----------------------------------------------------------------------------  -------------
EXCHANGE-TRADED FUNDS - 97.9%

             CAPITAL MARKETS - 97.9%
      8,437  First Trust BICK Index Fund (a)..............................................  $     221,880
      8,654  First Trust China AlphaDEX(R) Fund (a).......................................        208,118
      5,629  First Trust Chindia ETF (a)..................................................        228,425
     24,316  First Trust Consumer Discretionary AlphaDEX(R) Fund (a)......................        908,689
     11,191  First Trust Developed Markets ex-US AlphaDEX(R) Fund (a).....................        523,963
      6,174  First Trust Dow Jones Internet Index Fund (a) (b)............................      1,052,729
     25,066  First Trust Emerging Markets AlphaDEX(R) Fund (a)............................        526,010
    126,903  First Trust Energy AlphaDEX(R) Fund (a)......................................        833,753
    106,675  First Trust Enhanced Short Maturity ETF (a)..................................      6,399,433
      5,208  First Trust Germany AlphaDEX(R) Fund (a).....................................        212,018
     15,122  First Trust Large Cap Growth AlphaDEX(R) Fund (a)............................      1,158,542
     23,879  First Trust Mid Cap Growth AlphaDEX(R) Fund (a)..............................      1,142,610
      9,814  First Trust NASDAQ-100-Technology Sector Index Fund (a)......................      1,070,512
     27,143  First Trust Small Cap Growth AlphaDEX(R) Fund (a)............................      1,151,322
      4,417  First Trust Switzerland AlphaDEX(R) Fund (a).................................        215,628
     12,754  First Trust Technology AlphaDEX(R) Fund (a)..................................      1,063,556
     65,231  iShares Core U.S. Aggregate Bond ETF.........................................      7,710,957
     77,173  SPDR Bloomberg Barclays Convertible Securities ETF...........................      4,668,966
    145,836  SPDR Portfolio Aggregate Bond ETF............................................      4,500,499
    145,032  SPDR Portfolio Long-Term Corporate Bond ETF..................................      4,597,514
    105,546  SPDR Wells Fargo Preferred Stock ETF.........................................      4,417,100
                                                                                            -------------
             TOTAL INVESTMENTS - 97.9%....................................................     42,812,224
             (Cost $41,251,704) (c)                                                         -------------

             NET OTHER ASSETS AND LIABILITIES - 2.1%......................................        934,800
                                                                                            -------------
             NET ASSETS - 100.0%..........................................................  $  43,747,024
                                                                                            =============

-----------------------------

(a)   Investment in an affiliated fund.

(b)   Non-income producing security.

(c) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $1,874,872 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $314,352. The net unrealized appreciation was $1,560,520.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                                                                         LEVEL 2          LEVEL 3
                                                        TOTAL           LEVEL 1        SIGNIFICANT      SIGNIFICANT
                                                       VALUE AT          QUOTED         OBSERVABLE      UNOBSERVABLE
                                                      6/30/2020          PRICES           INPUTS           INPUTS
                                                     ------------     ------------     ------------     ------------
Exchange-Traded Funds*............................   $ 42,812,224     $ 42,812,224     $         --     $         --
                                                     ============     ============     ============     ============

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 57

FIRST TRUST CAPITAL STRENGTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

  SHARES             DESCRIPTION              VALUE
-----------  ---------------------------  -------------
COMMON STOCKS - 60.0%

             AEROSPACE & DEFENSE
                - 2.0%
        112  Lockheed Martin Corp.        $      40,871
        127  Northrop Grumman Corp.              39,045
                                          -------------
                                                 79,916
                                          -------------
             AIR FREIGHT & LOGISTICS
                - 1.2%
        628  Expeditors International
                of Washington, Inc.              47,753
                                          -------------
             BEVERAGES - 3.4%
        938  Coca-Cola (The) Co.                 41,910
        725  Monster Beverage Corp. (a)          50,257
        328  PepsiCo, Inc.                       43,381
                                          -------------
                                                135,548
                                          -------------
             BIOTECHNOLOGY - 7.0%
        436  Alexion Pharmaceuticals,
                Inc. (a)                         48,937
        192  Amgen, Inc.                         45,285
        537  Gilead Sciences, Inc.               41,317
        451  Incyte Corp. (a)                    46,890
         79  Regeneron Pharmaceuticals,
                Inc. (a)                         49,268
        167  Vertex Pharmaceuticals,
                Inc. (a)                         48,482
                                          -------------
                                                280,179
                                          -------------
             BUILDING PRODUCTS - 1.1%
        501  Trane Technologies PLC              44,579
                                          -------------
             CHEMICALS - 1.3%
        483  PPG Industries, Inc.                51,227
                                          -------------
             COMMUNICATIONS
                EQUIPMENT - 2.5%
      1,061  Cisco Systems, Inc.                 49,485
        363  F5 Networks, Inc. (a)               50,631
                                          -------------
                                                100,116
                                          -------------
             ENTERTAINMENT - 3.8%
        391  Electronic Arts, Inc. (a)           51,632
        107  Netflix, Inc. (a)                   48,689
        362  Take-Two Interactive
                Software, Inc. (a)               50,524
                                          -------------
                                                150,845
                                          -------------
             FOOD & STAPLES RETAILING
                - 2.1%
        142  Costco Wholesale Corp.              43,056
        341  Walmart, Inc.                       40,845
                                          -------------
                                                 83,901
                                          -------------


  SHARES             DESCRIPTION              VALUE
-----------  ---------------------------  -------------
             HEALTH CARE EQUIPMENT
                & SUPPLIES - 2.1%
        592  Edwards Lifesciences
                Corp. (a)                 $      40,913
        238  Stryker Corp.                       42,885
                                          -------------
                                                 83,798
                                          -------------
             HOUSEHOLD DURABLES - 1.3%
        549  Garmin Ltd.                         53,528
                                          -------------
             INDUSTRIAL CONGLOMERATES
                - 2.4%
        308  3M Co.                              48,045
        326  Honeywell International,
                Inc.                             47,136
                                          -------------
                                                 95,181
                                          -------------
             INSURANCE - 3.4%
        430  Allstate (The) Corp.                41,706
        457  Marsh & McLennan Cos.,
                Inc.                             49,068
        546  Progressive (The) Corp.             43,740
                                          -------------
                                                134,514
                                          -------------
             INTERACTIVE MEDIA &
                SERVICES - 2.7%
         35  Alphabet, Inc.,
                Class A (a)                      49,632
        252  Facebook, Inc.,
                Class A (a)                      57,222
                                          -------------
                                                106,854
                                          -------------
             INTERNET & DIRECT
                MARKETING RETAIL - 4.1%
         19  Amazon.com, Inc. (a)                52,418
         31  Booking Holdings, Inc. (a)          49,362
      1,204  eBay, Inc.                          63,150
                                          -------------
                                                164,930
                                          -------------
             IT SERVICES - 2.7%
        257  Accenture PLC, Class A              55,183
        266  Visa, Inc., Class A                 51,383
                                          -------------
                                                106,566
                                          -------------
             LIFE SCIENCES TOOLS &
                SERVICES - 2.5%
        567  Agilent Technologies, Inc.          50,106
        106  Bio-Rad Laboratories,
                Inc., Class A (a)                47,858
                                          -------------
                                                 97,964
                                          -------------
             MACHINERY - 1.3%
        666  PACCAR, Inc.                        49,850
                                          -------------
             METALS & MINING - 1.2%
        761  Newmont Corp.                       46,984
                                          -------------
             MULTILINE RETAIL - 1.2%
        397  Target Corp.                        47,612
                                          -------------


Page 58                 See Notes to Financial Statements

FIRST TRUST CAPITAL STRENGTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES             DESCRIPTION              VALUE
-----------  ---------------------------  -------------
COMMON STOCKS (CONTINUED)

             PERSONAL PRODUCTS - 1.2%
        259  Estee Lauder (The) Cos.,
                Inc., Class A             $      48,868
                                          -------------
             PHARMACEUTICALS - 5.5%
        287  Eli Lilly & Co.                     47,120
        297  Johnson & Johnson                   41,767
        540  Merck & Co., Inc.                   41,758
      1,221  Pfizer, Inc.                        39,927
        345  Zoetis, Inc.                        47,279
                                          -------------
                                                217,851
                                          -------------
             SEMICONDUCTORS &
                SEMICONDUCTOR EQUIPMENT
                - 1.3%
        849  Maxim Integrated Products,
                Inc.                             51,458
                                          -------------
             TECHNOLOGY HARDWARE,
                STORAGE & PERIPHERALS
                - 1.5%
        159  Apple, Inc.                         58,003
                                          -------------
             TEXTILES, APPAREL & LUXURY
                GOODS - 1.2%
        501  NIKE, Inc., Class B                 49,123
                                          -------------
             TOTAL INVESTMENTS - 60.0%        2,387,148
               (Cost $2,350,434) (b)

             NET OTHER ASSETS AND
                LIABILITIES - 40.0%           1,588,397
                                          -------------
             NET ASSETS - 100.0%          $   3,975,545
                                          =============

-----------------------------

(a)   Non-income producing security.

(b) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $55,798 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $19,084. The net unrealized appreciation was $36,714.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             LEVEL 2      LEVEL 3
                     TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                    VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
                   6/30/2020     PRICES      INPUTS        INPUTS
                   -------------------------------------------------
Common
  Stocks*          $2,387,148  $2,387,148  $        --  $         --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 59

FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO
PORTFOLIO OF INVESTMENTS
JUNE 30, 2020 (UNAUDITED)

  SHARES             DESCRIPTION              VALUE
-----------  ---------------------------  -------------
COMMON STOCKS - 94.5%

             AEROSPACE & DEFENSE - 1.5%
      2,916  BAE Systems PLC              $      17,436
                                          -------------
             BANKS - 1.7%
      1,200  Hang Seng Bank Ltd.                 20,211
                                          -------------
             BEVERAGES - 1.7%
        599  Diageo PLC                          19,909
                                          -------------
             BIOTECHNOLOGY - 4.2%
         98  CSL Ltd.                            19,491
         90  Genmab A.S. (a)                     30,347
                                          -------------
                                                 49,838
                                          -------------
             CAPITAL MARKETS - 8.4%
        135  Deutsche Boerse AG                  24,432
        600  Hong Kong Exchanges &
                Clearing Ltd.                    25,555
      1,100  Japan Exchange Group, Inc.          25,476
         27  Partners Group Holding AG           24,588
                                          -------------
                                                100,051
                                          -------------
             CHEMICALS - 2.0%
        123  Sika AG                             23,711
                                          -------------
             CONSTRUCTION & ENGINEERING
                - 6.1%
      2,400  Obayashi Corp.                      22,564
      1,192  Skanska AB, Class B (a)             24,335
        700  Taisei Corp.                        25,512
                                          -------------
                                                 72,411
                                          -------------
             DIVERSIFIED FINANCIAL
                SERVICES - 1.9%
        421  Investor AB, Class B                22,333
                                          -------------
             ELECTRICAL EQUIPMENT
                - 4.1%
        317  Legrand S.A.                        24,086
        238  Vestas Wind Systems A.S.            24,372
                                          -------------
                                                 48,458
                                          -------------
             FOOD PRODUCTS - 1.7%
        186  Nestle S.A.                         20,622
                                          -------------
             HEALTH CARE EQUIPMENT &
                SUPPLIES - 1.6%
        200  Hoya Corp.                          19,152
                                          -------------
             HEALTH CARE TECHNOLOGY
                - 1.8%
        500  M3, Inc.                            21,241
                                          -------------
             HOTELS, RESTAURANTS &
                LEISURE - 1.6%
      4,800  Sands China Ltd.                    18,908
                                          -------------
             HOUSEHOLD DURABLES - 1.7%
        300  Sony Corp.                          20,709
                                          -------------


  SHARES             DESCRIPTION              VALUE
-----------  ---------------------------  -------------
             IT SERVICES - 4.4%
         24  Adyen N.V. (a) (b) (c)       $      34,932
        100  Obic Co., Ltd.                      17,624
                                          -------------
                                                 52,556
                                          -------------
             MACHINERY - 8.2%
        587  Atlas Copco AB, Class A             24,998
      2,133  Epiroc AB, Class A                  26,727
        355  Kone OYJ, Class B                   24,484
         88  Schindler Holding AG                20,826
                                          -------------
                                                 97,035
                                          -------------
             MARINE - 2.0%
        141  Kuehne + Nagel
                International AG                 23,486
                                          -------------
             METALS & MINING - 2.2%
      1,024  BHP Group Ltd.                      25,495
                                          -------------
             PERSONAL PRODUCTS - 6.7%
        200  Kao Corp.                           15,872
         20  LG Household & Health
                Care Ltd.                        22,416
        300  Shiseido Co., Ltd.                  19,116
        412  Unilever N.V.                       21,967
                                          -------------
                                                 79,371
                                          -------------
             PHARMACEUTICALS - 10.2%
      1,300  Astellas Pharma, Inc.               21,710
        600  Chugai Pharmaceutical Co.,
                Ltd.                             32,124
        327  Novo Nordisk A.S., Class B          21,303
         60  Roche Holding AG                    20,787
        400  Shionogi & Co., Ltd.                25,093
                                          -------------
                                                121,017
                                          -------------
             PROFESSIONAL SERVICES
                - 5.3%
          9  SGS S.A.                            22,047
        282  Thomson Reuters Corp.               19,160
        282  Wolters Kluwer N.V.                 22,026
                                          -------------
                                                 63,233
                                          -------------
             REAL ESTATE MANAGEMENT
                & DEVELOPMENT - 1.6%
        200  Daito Trust Construction
                Co., Ltd.                        18,432
                                          -------------
             SEMICONDUCTORS &
                SEMICONDUCTOR EQUIPMENT
                - 2.1%
         69  ASML Holding N.V.                   25,241
                                          -------------
             SPECIALTY RETAIL - 1.7%
        738  Industria de Diseno
                Textil S.A.                      19,582
                                          -------------


Page 60                 See Notes to Financial Statements

FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO
PORTFOLIO OF INVESTMENTS (CONTINUED)
JUNE 30, 2020 (UNAUDITED)

  SHARES             DESCRIPTION              VALUE
-----------  ---------------------------  -------------
COMMON STOCKS (CONTINUED)

             TECHNOLOGY HARDWARE,
                STORAGE & PERIPHERALS
                - 2.4%
        443  Logitech International S.A.  $      29,030
                                          -------------
             TEXTILES, APPAREL & LUXURY
                GOODS - 5.9%
         86  adidas AG (a) 22,674

         28  Hermes International                23,509
         53  LVMH Moet Hennessy
                Louis Vuitton SE                 23,399
                                          -------------
                                                 69,582
                                          -------------
             WIRELESS TELECOMMUNICATION
                SERVICES - 1.8%
        700  KDDI Corp.                          20,886
                                          -------------
             TOTAL INVESTMENTS - 94.5%        1,119,936
               (Cost $979,448) (d)

             NET OTHER ASSETS AND
                LIABILITIES - 5.5%               65,344
                                          -------------
             NET ASSETS - 100.0%          $   1,185,280
                                          =============

-----------------------------

(a)   Non-income producing security.

(b) This security, sold within the terms of a private placement memorandum, is exempt from registration upon resale under Rule 144A under the Securities Act of 1933, as amended (the "1933 Act"), and may be resold in transactions exempt from registration, normally to qualified institutional buyers. Pursuant to procedures adopted by the Trust's Board of Trustees, this security has been determined to be liquid by First Trust Advisors L.P. (the "Advisor"). Although market instability can result in periods of increased overall market illiquidity, liquidity for each security is determined based on security specific factors and assumptions, which require subjective judgment. At June 30, 2020, securities noted as such amounted to $34,932 or 2.9% of net assets.

(c) This security may be resold to qualified foreign investors and foreign institutional buyers under Regulation S of the 1933 Act.

(d) Aggregate cost for financial reporting purposes approximates the aggregate cost for federal income tax purposes. As of June 30, 2020, the aggregate gross unrealized appreciation for all investments in which there was an excess of value over tax cost was $143,784 and the aggregate gross unrealized depreciation for all investments in which there was an excess of tax cost over value was $3,296. The net unrealized appreciation was $140,488.

-----------------------------

VALUATION INPUTS

A summary of the inputs used to value the Fund's investments as of June 30, 2020 is as follows (see Note 2A - Portfolio Valuation in the Notes to Financial Statements):

                                             LEVEL 2      LEVEL 3
                     TOTAL      LEVEL 1    SIGNIFICANT  SIGNIFICANT
                    VALUE AT     QUOTED    OBSERVABLE   UNOBSERVABLE
                   6/30/2020     PRICES      INPUTS        INPUTS
                   -------------------------------------------------
Common
  Stocks:
    IT Services    $   52,556  $   34,932  $    17,624  $         --
    Professional
      Services         63,233      41,186       22,047            --
    Other
      industry
      categories*   1,004,147          --    1,004,147            --
                   -------------------------------------------------
Total
  Investments      $1,119,936  $   76,118  $ 1,043,818  $         --
                   =================================================

* See Portfolio of Investments for industry breakout.


                        See Notes to Financial Statements                Page 61

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF ASSETS AND LIABILITIES
JUNE 30, 2020 (UNAUDITED)

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
ASSETS:
Investments, at value - Unaffiliated................................       $   901,117,982   $    20,777,428   $    25,895,036
Investments, at value - Affiliated..................................                    --         7,499,176        16,917,188
                                                                           ---------------   ---------------   ---------------
Total investments, at value.........................................           901,117,982        28,276,604        42,812,224
Cash................................................................             3,447,378         1,185,874         1,008,825
Foreign currency, at value..........................................                    --               219                --
Receivables:
   Interest.........................................................             3,051,535            10,515                --
   Investment securities sold.......................................             2,524,096           262,364                --
   Dividends........................................................               525,547            26,531             5,974
   Fund shares sold.................................................                94,363             1,321             1,086
   Dividend reclaims................................................                    --             1,104                --
   From investment advisor..........................................                    --             5,915             1,063
Prepaid expenses....................................................                 4,300                96               149
                                                                           ---------------   ---------------   ---------------
   Total Assets.....................................................           910,765,201        29,770,543        43,829,321
                                                                           ---------------   ---------------   ---------------
LIABILITIES:
Payables:
   Investment securities purchased..................................             3,878,084            11,186                --
   Investment advisory fees.........................................               398,794                --                --
   Fund shares redeemed.............................................               347,858            38,164            10,285
   12b-1 distribution and service fees..............................               185,388             6,067             8,863
   Administrative service fees......................................               148,533             4,872             7,112
   Administrative fees..............................................               124,367            11,891            17,726
   Shareholder reporting fees.......................................               101,516             6,246             8,261
   Licensing fees...................................................                77,180                --            10,301
   Custodian fees...................................................                67,666             4,004             2,852
   Transfer agent fees..............................................                20,936             9,513            13,568
   Audit and tax fees...............................................                17,335            32,354            15,478
   Trustees' fees and expenses......................................                 4,301             3,946             3,757
   Commitment fees..................................................                 3,236             3,194                --
   Legal fees.......................................................                 2,394            (1,355)          (16,505)
   Financial reporting fees.........................................                   771                --               632
Other liabilities...................................................                 3,370             2,308               (33)
                                                                           ---------------   ---------------   ---------------
   Total Liabilities................................................             5,381,729           132,390            82,297
                                                                           ---------------   ---------------   ---------------
NET ASSETS..........................................................       $   905,383,472   $    29,638,153   $    43,747,024
                                                                           ===============   ===============   ===============
NET ASSETS CONSIST OF:
Paid-in capital.....................................................       $   864,991,000   $    29,691,419   $    42,261,403
Accumulated distributable earnings (loss)...........................            40,392,472           (53,266)        1,485,621
                                                                           ---------------   ---------------   ---------------
NET ASSETS..........................................................       $   905,383,472   $    29,638,153   $    43,747,024
                                                                           ===============   ===============   ===============
Investments, at cost - Unaffiliated.................................       $   834,337,270   $    19,768,635   $    25,227,588
                                                                           ===============   ===============   ===============
Investments, at cost - Affiliated...................................       $            --   $     7,721,300   $    16,024,116
                                                                           ===============   ===============   ===============
Total Investments, at cost..........................................       $   834,337,270   $    27,489,935   $    41,251,704
                                                                           ===============   ===============   ===============
Foreign currency, at cost...........................................       $            --   $           219   $            --
                                                                           ===============   ===============   ===============
CLASS I SHARES:
NET ASSETS..........................................................       $   904,018,557   $    29,531,549   $    43,679,157
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..........................................       $         13.27   $         10.58   $         11.42
                                                                           ===============   ===============   ===============
Number of Shares outstanding........................................            68,145,360         2,792,264         3,823,317
                                                                           ===============   ===============   ===============
CLASS II SHARES:
NET ASSETS..........................................................       $     1,364,915   $       106,604   $        67,867
                                                                           ===============   ===============   ===============
NET ASSET VALUE, per share..........................................       $         13.30   $         10.58   $         11.39
                                                                           ===============   ===============   ===============
Number of Shares outstanding........................................               102,653            10,080             5,958
                                                                           ===============   ===============   ===============


Page 62                 See Notes to Financial Statements

                    FIRST TRUST
  FIRST TRUST      INTERNATIONAL
    CAPITAL          DEVELOPED
   STRENGTH       CAPITAL STRENGTH
   PORTFOLIO         PORTFOLIO
---------------   ---------------

$     2,387,148   $     1,119,936
             --                --
---------------   ---------------
      2,387,148         1,119,936
         98,485            29,231
             --                --

             --                --
             --                --
            518               298
      1,564,108            49,306
             --                70
         18,506            20,414
             --                --
---------------   ---------------
      4,068,765         1,219,255
---------------   ---------------


         63,014                --
             --                --
              3                --
            239               115
            222               184
          7,832             7,832
          2,523             2,524
             37                51
          1,582             4,793
         10,162            10,162
          4,296             5,003
          1,917             1,918
             --                --
            419               419
            771               771
            203               203
---------------   ---------------
         93,220            33,975
---------------   ---------------
$     3,975,545   $     1,185,280
===============   ===============

$     3,938,951   $     1,044,306
         36,594           140,974
---------------   ---------------
$     3,975,545   $     1,185,280
===============   ===============
$     2,350,434   $       979,448
===============   ===============
$            --   $            --
===============   ===============
$     2,350,434   $       979,448
===============   ===============
$            --   $            --
===============   ===============

$     3,695,468   $       617,179
===============   ===============
$         10.76   $         11.41
===============   ===============
        343,447            54,071
===============   ===============

$       280,077   $       568,101
===============   ===============
$         10.77   $         11.42
===============   ===============
         26,017            49,750
===============   ===============


                        See Notes to Financial Statements                Page 63

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF OPERATIONS
FOR THE SIX MONTHS ENDED JUNE 30, 2020 (UNAUDITED)

                                                                           FIRST TRUST/DOW
                                                                           JONES DIVIDEND      FIRST TRUST       FIRST TRUST
                                                                              & INCOME        MULTI INCOME      DORSEY WRIGHT
                                                                             ALLOCATION        ALLOCATION       TACTICAL CORE
                                                                              PORTFOLIO         PORTFOLIO         PORTFOLIO
                                                                           ---------------   ---------------   ---------------
INVESTMENT INCOME:
Interest............................................................       $     6,337,973   $        89,990   $         1,368
Dividends - Unaffiliated............................................             5,989,307           236,032           122,388
Dividends - Affiliated..............................................                    --           181,128           141,031
Foreign withholding tax on dividend income..........................                (4,430)          (70,962)               --
                                                                           ---------------   ---------------   ---------------
   Total investment income..........................................            12,322,850           436,188           264,787
                                                                           ---------------   ---------------   ---------------
EXPENSES:
Investment advisory fees............................................             2,678,475            87,369            78,255
12b-1 distribution and/or service fees:
   Class I..........................................................             1,114,386            36,246            55,789
Administrative service fees.........................................               892,696            29,013            44,665
Administrative fees.................................................               265,568            14,562            26,177
Licensing fees......................................................               151,742                --            22,358
Custodian fees......................................................                98,019             3,918             3,810
Legal fees..........................................................                67,699             2,981             1,037
Shareholder reporting fees..........................................                65,685            10,070            11,829
Transfer agent fees.................................................                42,458            27,492            27,092
Commitment fees.....................................................                22,504             9,765                --
Audit and tax fees..................................................                14,771            25,758            11,849
Trustees' fees and expenses.........................................                 8,557             7,898             7,744
Financial reporting fees............................................                 4,625                --             4,301
Other...............................................................                 9,745             3,214               344
                                                                           ---------------   ---------------   ---------------
   Total expenses...................................................             5,436,930           258,286           295,250
   Fees waived and expenses reimbursed by the investment advisor....               (80,190)         (137,584)         (107,080)
                                                                           ---------------   ---------------   ---------------
   Net expenses.....................................................             5,356,740           120,702           188,170
                                                                           ---------------   ---------------   ---------------
NET INVESTMENT INCOME (LOSS)........................................             6,966,110           315,486            76,617
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) on:
   Investments - Unaffiliated.......................................           (25,742,116)         (603,606)           89,841
   Investments - Affiliated.........................................                    --          (174,182)          194,293
   Foreign currency transactions....................................                    --                26                --
   Futures..........................................................            (1,192,394)               --                --
                                                                           ---------------   ---------------   ---------------
Net realized gain (loss)............................................           (26,934,510)         (777,762)          284,134
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation) on:
   Investments - Unaffiliated.......................................           (37,444,243)       (1,115,194)          255,391
   Investments - Affiliated.........................................                    --          (436,742)       (4,493,990)
   Foreign currency translation.....................................                    --                17                --
   Futures..........................................................              (149,827)               --                --
                                                                           ---------------   ---------------   ---------------
Net change in unrealized appreciation (depreciation)................           (37,594,070)       (1,551,919)       (4,238,599)
                                                                           ---------------   ---------------   ---------------
NET REALIZED AND UNREALIZED GAIN (LOSS).............................           (64,528,580)       (2,329,681)       (3,954,465)
                                                                           ---------------   ---------------   ---------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
   FROM OPERATIONS..................................................       $   (57,562,470)  $    (2,014,195)  $    (3,877,848)
                                                                           ===============   ===============   ===============

(a) The Fund's Class I and Class II Shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.


Page 64                 See Notes to Financial Statements

                    FIRST TRUST
  FIRST TRUST      INTERNATIONAL
    CAPITAL          DEVELOPED
   STRENGTH       CAPITAL STRENGTH
 PORTFOLIO (a)     PORTFOLIO (a)
---------------   ---------------

$            --   $            --
          1,169             2,952
             --                --
             --              (597)
---------------   ---------------
          1,169             2,355
---------------   ---------------

            609             1,026

            256               214
            231               184
         14,082            14,082
             37                51
          1,582             4,793
            419               419
          3,148             3,148
         10,162            10,162
             --                --
          4,296             5,003
          1,917             1,918
          1,542             1,542
            287               287
---------------   ---------------
         38,568            42,829
        (37,279)          (40,986)
---------------   ---------------
          1,289             1,843
---------------   ---------------
           (120)              512
---------------   ---------------


             --                --
             --                --
             --               (23)
             --                --
---------------   ---------------
             --               (23)
---------------   ---------------

         36,714           140,488
             --                --
             --                (3)
             --                --
---------------   ---------------
         36,714           140,485
---------------   ---------------
         36,714           140,462
---------------   ---------------

$        36,594   $       140,974
===============   ===============


                        See Notes to Financial Statements                Page 65

FIRST TRUST VARIABLE INSURANCE TRUST
STATEMENTS OF CHANGES IN NET ASSETS

                                                                                        FIRST TRUST/DOW JONES DIVIDEND
                                                                                        & INCOME ALLOCATION PORTFOLIO
                                                                                       --------------------------------
                                                                                         SIX MONTHS
                                                                                           ENDED              YEAR
                                                                                         6/30/2020           ENDED
                                                                                        (UNAUDITED)        12/31/2019
                                                                                       --------------    --------------
OPERATIONS:
Net investment income (loss).........................................................  $    6,966,110    $   14,574,432
Net realized gain (loss).............................................................     (26,934,510)       29,914,782
Net change in unrealized appreciation (depreciation).................................     (37,594,070)      116,900,455
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from operations......................     (57,562,470)      161,389,669
                                                                                       --------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM INVESTMENT OPERATIONS:
Class I Shares.......................................................................     (36,762,230)      (47,089,053)
Class II Shares......................................................................         (56,865)          (21,664)
                                                                                       --------------    --------------
Total distributions to shareholders from investment operations.......................     (36,819,095)      (47,110,717)
                                                                                       --------------    --------------
CAPITAL TRANSACTIONS:
Proceeds from shares sold............................................................      42,716,663       113,480,580
Proceeds from shares reinvested......................................................      36,818,594        47,110,027
Cost of shares redeemed..............................................................     (42,298,416)      (80,001,939)
                                                                                       --------------    --------------
Net increase (decrease) in net assets resulting from capital transactions............      37,236,841        80,588,668
                                                                                       --------------    --------------
Total increase (decrease) in net assets..............................................     (57,144,724)      194,867,620
NET ASSETS:
Beginning of period..................................................................     962,528,196       767,660,576
                                                                                       --------------    --------------
End of period........................................................................  $  905,383,472    $  962,528,196
                                                                                       ==============    ==============

(a) The Fund's Class I and Class II Shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.


Page 66                 See Notes to Financial Statements

                                                                                        FIRST TRUST
                                                                                       INTERNATIONAL
                                                                      FIRST TRUST        DEVELOPED
    FIRST TRUST MULTI INCOME         FIRST TRUST DORSEY WRIGHT      CAPITAL STRENGTH  CAPITAL STRENGTH
      ALLOCATION PORTFOLIO            TACTICAL CORE PORTFOLIO          PORTFOLIO         PORTFOLIO
--------------------------------  --------------------------------  ----------------  ----------------
  SIX MONTHS                        SIX MONTHS                           PERIOD            PERIOD
    ENDED              YEAR           ENDED              YEAR            ENDED             ENDED
  6/30/2020           ENDED         6/30/2020           ENDED          6/30/2020         6/30/2020
 (UNAUDITED)        12/31/2019     (UNAUDITED)        12/31/2019    (UNAUDITED) (a)   (UNAUDITED) (a)
--------------    --------------  --------------    --------------  ----------------  ----------------

$      315,486    $      683,050  $       76,617    $      302,343  $           (120) $            512
      (777,762)          394,925         284,134          (379,748)               --               (23)
    (1,551,919)        3,059,257      (4,238,599)        8,560,311            36,714           140,485
--------------    --------------  --------------    --------------  ----------------  ----------------
    (2,014,195)        4,137,232      (3,877,848)        8,482,906            36,594           140,974
--------------    --------------  --------------    --------------  ----------------  ----------------

      (646,475)         (720,385)        (60,173)       (1,047,809)               --                --
        (2,517)           (4,110)           (171)           (2,466)               --                --
--------------    --------------  --------------    --------------  ----------------  ----------------
      (648,992)         (724,495)        (60,344)       (1,050,275)               --                --
--------------    --------------  --------------    --------------  ----------------  ----------------

     2,463,659         5,725,807       4,633,852        11,969,513         3,948,519         1,044,306
       646,475           721,392          60,344         1,050,275                --                --
    (1,970,618)       (3,291,316)     (7,961,615)       (7,861,271)           (9,568)               --
--------------    --------------  --------------    --------------  ----------------  ----------------
     1,139,516         3,155,883      (3,267,419)        5,158,517         3,938,951         1,044,306
--------------    --------------  --------------    --------------  ----------------  ----------------
    (1,523,671)        6,568,620      (7,205,611)       12,591,148         3,975,545         1,185,280

    31,161,824        24,593,204      50,952,635        38,361,487                --                --
--------------    --------------  --------------    --------------  ----------------  ----------------
$   29,638,153    $   31,161,824  $   43,747,024    $   50,952,635  $      3,975,545  $      1,185,280
==============    ==============  ==============    ==============  ================  ================


                        See Notes to Financial Statements                Page 67

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           6/30/2020     -------------------------------------------------------------------
                                          (UNAUDITED)       2019          2018          2017          2016          2015
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   14.68      $   12.82     $   13.73     $   12.85     $   11.94     $   12.41
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.11           0.23          0.21          0.18          0.14          0.16
Net realized and unrealized gain (loss)..      (0.96)          2.39         (0.88)         1.54          1.25 (a)     (0.15)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.........      (0.85)          2.62         (0.67)         1.72          1.39          0.01
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.10)         (0.22)        (0.21)        (0.18)        (0.13)        (0.27)
Net realized gain........................      (0.46)         (0.54)        (0.03)        (0.66)        (0.35)        (0.21)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total distributions......................      (0.56)         (0.76)        (0.24)        (0.84)        (0.48)        (0.48)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   13.27      $   14.68     $   12.82     $   13.73     $   12.85     $   11.94
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (5.78)%        20.77%        (4.92)%       13.47%        11.74% (a)     0.09%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $ 904,019      $ 961,210     $ 767,616     $ 737,320     $ 543,951     $ 243,244
Ratio of total expenses to average net
   assets................................       1.22% (d)      1.21%         1.22%         1.23%         1.29%         1.34%
Ratio of net expenses to average net
   assets................................       1.20% (d)      1.20%         1.20%         1.20%         1.20%         1.20%
Ratio of net investment income (loss) to
   average net assets....................       1.56% (d)      1.65%         1.56%         1.35%         1.29%         1.35%
Portfolio turnover rate..................         56%            89%           76%           71%           96%           81%

-----------------------------

(a) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


Page 68                 See Notes to Financial Statements

FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS II SHARES
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           6/30/2020     -------------------------------------------------------------------
                                          (UNAUDITED)       2019          2018          2017          2016          2015
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   14.71      $   12.85     $   13.75     $   12.87     $   11.95     $   12.43
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.13           0.28 (a)      0.25 (a)      0.14          0.19          0.17
Net realized and unrealized gain (loss)..      (0.97)          2.38         (0.88)         1.61          1.24 (b)     (0.14)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.........      (0.84)          2.66         (0.63)         1.75          1.43          0.03
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.11)         (0.26)        (0.24)        (0.21)        (0.16)        (0.30)
Net realized gain........................      (0.46)         (0.54)        (0.03)        (0.66)        (0.35)        (0.21)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total distributions......................      (0.57)         (0.80)        (0.27)        (0.87)        (0.51)        (0.51)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   13.30      $   14.71     $   12.85     $   13.75     $   12.87     $   11.95
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (c) (d).....................      (5.66)%        21.02%        (4.60)%       13.75%        12.07% (b)     0.25%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $   1,365      $   1,318     $      44     $     202     $      17     $      16
Ratio of total expenses to average net
   assets................................       0.97% (e)      0.97%         0.97%         1.00%         1.04%         1.09%
Ratio of net expenses to average net
   assets................................       0.95% (e)      0.95%         0.95%         0.95%         0.95%         0.95%
Ratio of net investment income (loss) to
   average net assets....................       1.81% (e)      2.00%         1.79%         1.88%         1.53%         1.64%
Portfolio turnover rate..................         56%            89%           76%           71%           96%           81%

-----------------------------

(a)   Based on average shares outstanding.

(b) First Trust/Dow Jones Dividend & Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $1,000 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(c) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(d) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(e)   Annualized.


                        See Notes to Financial Statements                Page 69

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           6/30/2020     -------------------------------------------------------------------
                                          (UNAUDITED)       2019          2018          2017          2016          2015
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   11.55      $   10.17     $   10.89     $   10.54     $    9.86     $   10.39
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.21           0.26          0.23          0.24          0.20          0.19
Net realized and unrealized gain (loss)..      (0.94)          1.40         (0.71)         0.39          0.71         (0.53) (a)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.........      (0.73)          1.66         (0.48)         0.63          0.91         (0.34)
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.10)         (0.27)        (0.24)        (0.25)        (0.23)        (0.19)
Net realized gain........................      (0.14)         (0.01)           --         (0.03)           --            --
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total distributions......................      (0.24)         (0.28)        (0.24)        (0.28)        (0.23)        (0.19)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   10.58      $   11.55     $   10.17     $   10.89     $   10.54     $    9.86
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (6.37)%        16.38%        (4.44)%        6.04%         9.27%        (3.24)% (a)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $  29,531      $  31,012     $  24,451     $  20,083     $  17,965     $  12,257
Ratio of total expenses to average net
   assets (d)............................       1.77% (e)      1.80%         2.09%         2.17%         2.22%         2.60%
Ratio of net expenses to average net
   assets (d)............................       0.83% (e)      0.83%         0.83%         0.83%         0.83%         0.90%
Ratio of net investment income (loss) to
   average net assets....................       2.17% (e)      2.42%         2.29%         2.24%         2.10%         2.17%
Portfolio turnover rate..................         28%            30%           40%           46%           46%           93%


CLASS II SHARES
                                          SIX MONTHS
                                             ENDED                             YEAR ENDED DECEMBER 31,
                                           6/30/2020     -------------------------------------------------------------------
                                          (UNAUDITED)       2019          2018          2017          2016          2015
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   11.54      $   10.17     $   10.88     $   10.54     $    9.86     $   10.39
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.26           0.30          0.26          0.27          0.20          0.24
Net realized and unrealized gain (loss)..      (0.97)          1.38         (0.70)         0.38          0.74         (0.55) (a)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.......        (0.71)          1.68         (0.44)         0.65          0.94         (0.31)
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.11)         (0.30)        (0.27)        (0.28)        (0.26)        (0.22)
Net realized gain........................      (0.14)         (0.01)           --         (0.03)           --            --
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total distributions......................      (0.25)         (0.31)        (0.27)        (0.31)        (0.26)        (0.22)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   10.58      $   11.54     $   10.17     $   10.88     $   10.54     $    9.86
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (6.18)%        16.57%        (4.11)%        6.22%         9.53%        (3.01)% (a)

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $     107      $     150     $     142     $     159     $     156     $     100
Ratio of total expenses to average net
  assets (d).............................       1.52% (e)      1.56%         1.83%         1.92%         1.99%         2.31%
Ratio of net expenses to average net
  assets (d).............................       0.58% (e)      0.58%         0.58%         0.58%         0.58%         0.67%
Ratio of net investment income (loss)
  to average net assets..................       2.33% (e)      2.66%         2.49%         2.49%         2.34%         2.32%
Portfolio turnover rate..................         28%            30%           40%           46%           46%           93%

-----------------------------

(a) First Trust Multi Income Allocation Portfolio received a reimbursement from the Advisor in the amount of $5,471 in connection with a trade error, which represents less than $0.01 per share. Since the Advisor reimbursed the Fund, there was no effect on the total return.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.


Page 70                 See Notes to Financial Statements

FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD

CLASS I SHARES
                                          SIX MONTHS
                                             ENDED                      YEAR ENDED DECEMBER 31,                     PERIOD
                                           6/30/2020     -----------------------------------------------------      ENDED
                                          (UNAUDITED)       2019          2018          2017          2016      12/31/2015 (a)
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   12.37      $   10.45     $   11.41     $    9.85     $    9.94     $   10.00
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.02           0.08          0.04          0.06          0.09          0.01
Net realized and unrealized gain (loss)..      (0.95)          2.10         (0.95)         1.66          0.01         (0.07)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.........      (0.93)          2.18         (0.91)         1.72          0.10         (0.06)
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.02)         (0.08)        (0.03)        (0.06)        (0.09)           --
Net realized gain........................         --          (0.18)        (0.02)        (0.10)        (0.10)           --
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total distributions......................      (0.02)         (0.26)        (0.05)        (0.16)        (0.19)           --
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   11.42      $   12.37     $   10.45     $   11.41     $    9.85     $    9.94
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (7.55)%        20.87%        (8.00)%       17.50%         0.95%        (0.60)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $  43,679      $  50,843     $  38,277     $  22,477     $  10,360     $   5,440
Ratio of total expenses to average net
   assets (d)............................       1.26% (e)      1.23%         1.40%         1.85%         2.13%        11.71% (e)
Ratio of net expenses to average net
   assets (d)............................       0.84% (e)      0.77%         0.74%         0.75%         0.83%         0.79% (e)
Ratio of net investment income (loss)
   to average net assets.................       0.34% (e)      0.62%         0.48%         0.76%         0.98%         1.54% (e)
Portfolio turnover rate..................        131%            34%           70%           31%          265%           --%


CLASS II SHARES
                                          SIX MONTHS
                                             ENDED                      YEAR ENDED DECEMBER 31,                     PERIOD
                                           6/30/2020     -----------------------------------------------------      ENDED
                                          (UNAUDITED)       2019          2018          2017          2016      12/31/2015 (a)
                                          -----------    -----------   -----------   -----------   -----------   -----------
Net asset value, beginning of period.....  $   12.37      $   10.44     $   11.40     $    9.83     $    9.95     $   10.00
                                           ---------      ---------     ---------     ---------     ---------     ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.03           0.10          0.07          0.10          0.11          0.01
Net realized and unrealized gain (loss)..      (0.98)          2.12         (0.95)         1.66         (0.02)        (0.06)
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total from investment operations.........      (0.95)          2.22         (0.88)         1.76          0.09         (0.05)
                                           ---------      ---------     ---------     ---------     ---------     ---------
DISTRIBUTIONS PAID TO SHAREHOLDERS FROM:
Net investment income....................      (0.03)         (0.11)        (0.06)        (0.09)        (0.11)           --
Net realized gain........................         --          (0.18)        (0.02)        (0.10)        (0.10)           --
                                           ---------      ---------     ---------     ---------     ---------     ---------
Total distributions......................      (0.03)         (0.29)        (0.08)        (0.19)        (0.21)           --
                                           ---------      ---------     ---------     ---------     ---------     ---------
Net asset value, end of period...........  $   11.39      $   12.37     $   10.44     $   11.40     $    9.83     $    9.95
                                           =========      =========     =========     =========     =========     =========
TOTAL RETURN (b) (c).....................      (7.69)%        21.29%        (7.77)%       17.94%         0.88%        (0.50)%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $      68      $     109     $      84     $      59     $      50     $      50
Ratio of total expenses to average net
   assets (d)............................      31.39% (e)     26.37%        32.62%        46.41%        57.64%        37.40% (e)
Ratio of net expenses to average net
   assets (d)............................       0.58% (e)      0.52%         0.49%         0.50%         0.57%         0.51% (e)
Ratio of net investment income (loss)
   to average net assets.................       0.59% (e)      0.87%         0.73%         0.93%         1.13%         0.86% (e)
Portfolio turnover rate..................        131%            34%           70%           31%          265%           --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on October 29, 2015, and commenced operations on October 30, 2015.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d) The Fund indirectly bears its proportionate share of fees and expenses incurred by the underlying funds in which the Fund invests. This ratio does not include these indirect fees and expenses.

(e)   Annualized.


                        See Notes to Financial Statements                Page 71

FIRST TRUST CAPITAL STRENGTH PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

CLASS I SHARES
                                            PERIOD
                                             ENDED
                                         6/30/2020 (a)
                                          (UNAUDITED)
                                          -----------
Net asset value, beginning of period.....  $   10.00
                                           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............         --
Net realized and unrealized gain (loss)..       0.76
                                           ---------
Total from investment operations.........       0.76
                                           ---------
Net asset value, end of period...........  $   10.76
                                           =========
TOTAL RETURN (b) (c).....................       7.60%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $   3,695
Ratio of total expenses to average net
   assets ...............................      28.78% (d)
Ratio of net expenses to average net
   assets ...............................       1.10% (d)
Ratio of net investment income (loss) to
   average net assets....................      (0.25)% (d)
Portfolio turnover rate..................         --%


CLASS II SHARES
                                            PERIOD
                                             ENDED
                                         6/30/2020 (a)
                                          (UNAUDITED)
                                          -----------
Net asset value, beginning of period.....  $   10.00
                                           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............         --
Net realized and unrealized gain (loss)..       0.77
                                           ---------
Total from investment operations.........       0.77
                                           ---------
Net asset value, end of period...........  $   10.77
                                           =========
TOTAL RETURN (b) (c).....................       7.60%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $     280
Ratio of total expenses to average net
   assets ...............................      46.89% (d)
Ratio of net expenses to average net
   assets ...............................       0.85% (d)
Ratio of net investment income (loss) to
   average net assets....................       0.68% (d)
Portfolio turnover rate..................         --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


Page 72                 See Notes to Financial Statements

FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO
FINANCIAL HIGHLIGHTS (CONTINUED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

CLASS I SHARES
                                            PERIOD
                                             ENDED
                                         6/30/2020 (a)
                                          (UNAUDITED)
                                          -----------
Net asset value, beginning of period.....  $   10.00
                                           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............         --
Net realized and unrealized gain (loss)..       1.41
                                           ---------
Total from investment operations.........       1.41
                                           ---------
Net asset value, end of period...........  $   11.41
                                           =========
TOTAL RETURN (b) (c).....................      14.10%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $     617
Ratio of total expenses to average net
   assets ...............................      25.18% (d)
Ratio of net expenses to average net
   assets ...............................       1.20% (d)
Ratio of net investment income (loss) to
   average net assets....................       0.17% (d)
Portfolio turnover rate..................         --%


CLASS II SHARES
                                            PERIOD
                                             ENDED
                                         6/30/2020 (a)
                                          (UNAUDITED)
                                          -----------
Net asset value, beginning of period.....  $   10.00
                                           ---------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income (loss).............       0.01
Net realized and unrealized gain (loss)..       1.41
                                           ---------
Total from investment operations.........       1.42
                                           ---------
Net asset value, end of period...........  $   11.42
                                           =========
TOTAL RETURN (b) (c).....................      14.20%

RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....  $     568
Ratio of total expenses to average net
   assets ...............................      24.93% (d)
Ratio of net expenses to average net
   assets ...............................       0.95% (d)
Ratio of net investment income (loss) to
   average net assets....................       0.42% (d)
Portfolio turnover rate..................         --%

-----------------------------

(a) The Fund's Class I and Class II shares were seeded on April 30, 2020, and commenced operations on May 1, 2020.

(b) Total return is based on the combination of reinvested dividends, capital gain and return of capital distributions if any. Total return is not annualized for periods of less than one year. The returns for the Fund do not reflect the deduction of expenses associated with variable products, such as mortality and expense risk charges, separate account charges, and sales charges or the effect of taxes. These expenses would reduce the overall returns above.

(c) Total returns would have been lower if certain fees had not been waived and expenses reimbursed by the investment advisor.

(d)   Annualized.


                        See Notes to Financial Statements                Page 73

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

                                1. ORGANIZATION

First Trust Variable Insurance Trust (the "Trust") is an open-end management investment company organized as a Massachusetts business trust on December 14, 2011 and is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust currently offers shares of five series (each a "Fund" and collectively, the "Funds"), First Trust/Dow Jones Dividend & Income Allocation Portfolio ("First Trust Dow Jones"), which commenced investment operations on May 1, 2012, First Trust Multi Income Allocation Portfolio ("First Trust Multi Income"), which commenced investment operations on May 1, 2014, First Trust Dorsey Wright Tactical Core Portfolio ("First Trust Dorsey Wright"), which commenced investment operations on October 30, 2015, First Trust Capital Strength Portfolio ("First Trust Capital Strength"), which commenced operations on May 1, 2020, and First Trust International Developed Capital Strength Portfolio ("First Trust International"), which commenced operations on May 1, 2020. Each Fund's shares are sold only to variable insurance accounts (each an "Account") to fund the benefits of the variable annuity and variable life insurance contracts (each a "Contract" and collectively, the "Contracts") issued by life insurance companies writing variable annuity contracts and variable life insurance contracts with which the Trust has a contract (each a "Participating Insurance Company").

First Trust Dow Jones' investment objective is to seek to provide total return by allocating among dividend-paying stocks and investment-grade bonds. First Trust Dow Jones seeks to achieve its investment objective by investing, under normal market conditions, approximately 40-60% of its net assets in equity securities and approximately 40-60% of its net assets in fixed-income securities at the time of purchase. Under normal market conditions at the time of purchase at least 80% of the Fund's net assets (including investment borrowings) will be invested in securities of issuers included in a Dow Jones index. The equity portion of the portfolio will be derived from a quantitative process that seeks to provide total return through investing generally in dividend-paying stocks included in the Dow Jones U.S. Total Stock Market Index(SM). First Trust Advisors L.P. ("First Trust" or the "Advisor") reserves the right to over-weight, under-weight or exclude certain securities from the portfolio that would otherwise be selected pursuant to the quantitative process in certain instances.

First Trust Dow Jones' fixed-income component seeks to provide income and preserve capital through investing in a diversified investment-grade debt portfolio. Investment-grade debt securities are those long-term debt securities rated "BBB-" or higher by Standard & Poor's Financial Services LLC or Fitch Ratings, Inc. or "Baa3" or higher by Moody's Investors Service, Inc., and those short-term debt securities rated "A-3" or higher by Standard & Poor's Financial Services LLC, "F3" or higher by Fitch Ratings, Inc. or "Prime 3" or higher by Moody's Investor Service, Inc. at the time of purchase. Under normal market conditions, at the time of purchase approximately 80% of the net assets of the Fund allocated to corporate debt will be invested in investment-grade debt securities included in the Dow Jones Equal Weight U.S. Issued Corporate Bond IndexSM (the "Bond Index") and other investment-grade debt securities of issuers whose securities are included in the Bond Index; and investment-grade debt securities of issuers included in the Dow Jones Composite Average. The Fund may also invest in U.S. government and agency securities, including mortgage-backed securities. The Fund may, at certain times, also hold exchange-traded funds ("ETFs") that invest in investment-grade corporate debt securities and U.S. government bonds in lieu of investing directly in such securities.

First Trust Multi Income's primary investment objective is to maximize current income, with a secondary objective of capital appreciation. First Trust Multi Income seeks to achieve its objectives through diversified exposure to nine income generating asset classes: dividend-paying stocks, preferred stocks, energy infrastructure companies and master limited partnerships ("MLPs"), real estate investment trusts ("REITs"), high yield or "junk" bonds, floating-rate loans, corporate bonds, mortgage-backed securities and Treasury Inflation Protected Securities ("TIPS"). The Fund is actively managed by First Trust and implementing the strategy involves multiple portfolio managers.

The Advisor tactically adjusts allocation weights in a manner deemed to offer attractive levels of total return relative to the level of expected risk. The Advisor intends to adjust asset allocation weights quarterly but may do so more or less frequently depending upon market conditions. The maximum weight of any asset class, at the time of adjustment, is 20%. The minimum weight of any asset class, at the time of adjustment, is 5%.

First Trust Multi Income may, at certain times, invest in ETFs that generally provide exposure to the nine asset classes in lieu of investing directly in such asset classes. Certain of the ETFs may be advised by First Trust. As a result, First Trust will also earn advisory fees on the underlying ETFs.

In general, the U.S. dollar-denominated fixed-income securities in which First Trust Multi Income invests may be issued by U.S. and non-U.S. issuers, of any credit quality, including high yield securities. The high yield securities in which the Fund invests are rated below investment-grade at the time of purchase or unrated and deemed by the Advisor to be of comparable quality, commonly referred to as "junk" bonds. The Fund also invests in the equity securities of domestic and foreign issuers listed on a U.S. or foreign securities exchange and non-U.S. securities that are listed on a U.S. securities exchange in the form of American Depository Receipts ("ADRs") and Global Depository Receipts ("GDRs"). The Fund may invest in equity securities issued by small, mid or large capitalization companies.

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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

First Trust Dorsey Wright's investment objective is to seek to provide total return. First Trust Dorsey Wright seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in ETFs that comprise the Dorsey Wright Tactical Tilt Moderate Core Index. It is expected that a majority of the ETFs in which the Fund invests will be advised by First Trust.

First Trust Capital Strength seeks to provide capital appreciation. First Trust Capital Strength seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks and REITs that comprise The Capital Strength Index(SM) (the "Index"). The Index is developed, maintained and sponsored by Nasdaq, Inc.

First Trust International seeks to provide capital appreciation. First Trust International seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its net assets (including investment borrowings) in the common stocks that comprise The International Developed Capital Strength Index(SM) (the "Index"). The Index is developed, maintained and sponsored by Nasdaq, Inc.

Each Fund offers two classes of shares: Class I and Class II. Each class represents an interest in the same portfolio of investments but with a different combination of service (12b-1) fees, eligibility requirements and other features.

                       2. SIGNIFICANT ACCOUNTING POLICIES

The Funds are each considered an investment company and follow accounting and reporting guidance under Financial Accounting Standards Board Accounting Standards Codification Topic 946, "Financial Services-Investment Companies." The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. The preparation of the financial statements in accordance with accounting principles generally accepted in the United States of America ("U.S. GAAP") requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

A. PORTFOLIO VALUATION

The net asset value ("NAV") for each class of shares in each Fund is determined daily as of the close of regular trading on the New York Stock Exchange ("NYSE"), normally 4:00 p.m. Eastern time, on each day the NYSE is open for trading. If the NYSE closes early on a valuation day, the NAV is determined as of that time. Domestic debt securities and foreign securities are priced using data reflecting the earlier closing of the principal markets for those securities. The NAV for each class is calculated by dividing the value of each Fund's total assets attributable to such class (including accrued interest and dividends), less all liabilities attributable to such class (including accrued expenses, dividends declared but unpaid, and any borrowings of each Fund) by the total number of shares of the class outstanding. Differences in the NAV of each class of each Fund's shares are generally expected to be due to the daily expense accruals of the specified service (12b-1) fees, if any, and transfer agency costs applicable to such class of shares and the resulting differential in the dividends that may be paid on each class of shares.

Each Fund's investments are valued daily at market value or, in the absence of market value with respect to any portfolio securities, at fair value. Market value prices represent last sale or official closing prices from a national or foreign exchange (i.e., a regulated market) and are primarily obtained from third-party pricing services. Fair value prices represent any prices not considered market value prices and are either obtained from a third-party pricing service or are determined by the Advisor's Pricing Committee, in accordance with valuation procedures adopted by the Trust's Board of Trustees (the "Board"), and in accordance with provisions of the 1940 Act. Investments valued by the Advisor's Pricing Committee, if any, are footnoted as such in the footnotes to the Portfolio of Investments. Each Fund's investments are valued as follows:

      Common stocks, preferred stocks, MLPs, ETFs, REITs and other equity securities listed on any national or foreign exchange (excluding The Nasdaq Stock Market LLC ("Nasdaq") and the London Stock Exchange Alternative Investment Market ("AIM")) are valued at the last sale price on the exchange on which they are principally traded or, for Nasdaq and AIM securities, the official closing price. Securities traded on more than one securities exchange are valued at the last sale price or official closing price, as applicable, at the close of the securities exchange representing the principal market for such securities.

      Securities traded in an over-the-counter market are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

      Corporate bonds, corporate notes, U.S. government securities and other debt securities are fair valued on the basis of valuations provided by dealers who make markets in such securities or by a third-party pricing service approved by the Trust's Board, which may use the following valuation inputs when available:

      1)    benchmark yields;

      2)    reported trades;

      3)    broker/dealer quotes;

      4)    issuer spreads;

      5)    benchmark securities;

      6)    bids and offers; and

      7)    reference data including market research publications.

      Exchange-traded futures contracts are valued at the closing price in the market where such contracts are principally traded. If no closing price is available, exchange-traded futures contracts are fair valued at the mean of their most recent bid and asked price, if available, and otherwise at their closing bid price.

      Commercial paper, fixed income and other debt securities having a remaining maturity of sixty days or less when purchased are fair valued at cost adjusted for amortization of premiums and accretion of discounts (amortized cost), provided the Advisor's Pricing Committee has determined that the use of amortized cost is an appropriate reflection of fair value given market and issuer-specific conditions existing at the time of the determination. Factors that may be considered in determining the appropriateness of the use of amortized cost include, but are not limited to, the following:

      1)    the credit conditions in the relevant market and changes thereto;

      2)    the liquidity conditions in the relevant market and changes thereto;

      3) the interest rate conditions in the relevant market and changes thereto (such as significant changes in interest rates);

      4) issuer-specific conditions (such as significant credit deterioration); and

      5) any other market-based data the Advisor's Pricing Committee considers relevant. In this regard, the Advisor's Pricing Committee may use last-obtained market-based data to assist it when valuing portfolio securities using amortized cost.

Certain securities may not be able to be priced by pre-established pricing methods. Such securities may be valued by the Trust's Board or its delegate, the Advisor's Pricing Committee, at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a third-party pricing service is unable to provide a market price; securities whose trading has been formally suspended; a security whose market or fair value price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund's NAV or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the third-party pricing service, does not reflect the security's fair value. As a general principle, the current fair value of a security would appear to be the amount which the owner might reasonably expect to receive for the security upon its current sale. When fair value prices are used, generally they will differ from market quotations or official closing prices on the applicable exchanges. A variety of factors may be considered in determining the fair value of such securities.

Fair valuation of a debt security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the fundamental business data relating to the issuer;

      2) an evaluation of the forces which influence the market in which these securities are purchased and sold;

      3)    the type, size and cost of the security;

      4)    the financial statements of the issuer;

      5) the credit quality and cash flow of the issuer, based on the Advisor's or external analysis;

      6) the information as to any transactions in or offers for the security;

      7) the price and extent of public trading in similar securities (or equity securities) of the issuer/borrower, or comparable companies;

      8)    the coupon payments;

      9) the quality, value and salability of collateral, if any, securing the security;

     10) the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management (for corporate debt only);

     11) the prospects for the issuer's industry, and multiples (of earnings and/or cash flows) being paid for similar businesses in that industry (for corporate debt only); and

     12)    other relevant factors.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Fair valuation of an equity security will be based on the consideration of all available information, including, but not limited to, the following:

      1)    the type of security;

      2)    the size of the holding;

      3)    the initial cost of the security;

      4)    transactions in comparable securities;

      5)    price quotes from dealers and/or third-party pricing services;

      6)    relationships among various securities;

      7) information obtained by contacting the issuer, analysts, or the appropriate stock exchange;

      8)    an analysis of the issuer's financial statements; and

      9) the existence of merger proposals or tender offers that might affect the value of the security.

If the securities in question are foreign securities, the following additional information may be considered:

      1) the value of similar foreign securities traded on other foreign markets;

      2)    ADR trading of similar securities;

      3) closed-end fund or exchange-traded fund trading of similar securities;

      4)    foreign currency exchange activity;

      5) the trading prices of financial products that are tied to baskets of foreign securities;

      6)    factors relating to the event that precipitated the pricing problem;

      7)    whether the event is likely to recur; and

      8) whether the effects of the event are isolated or whether they affect entire markets, countries or regions.

The Funds are subject to fair value accounting standards that define fair value, establish the framework for measuring fair value and provide a three-level hierarchy for fair valuation based upon the inputs to the valuation as of the measurement date. The three levels of the fair value hierarchy are as follows:

      o Level 1 - Level 1 inputs are quoted prices in active markets for identical investments. An active market is a market in which transactions for the investment occur with sufficient frequency and volume to provide pricing information on an ongoing basis.

      o Level 2 - Level 2 inputs are observable inputs, either directly or indirectly, and include the following:

            o     Quoted prices for similar investments in active markets.

            o Quoted prices for identical or similar investments in markets that are non-active. A non-active market is a market where there are few transactions for the investment, the prices are not current, or price quotations vary substantially either over time or among market makers, or in which little information is released publicly.

            o Inputs other than quoted prices that are observable for the investment (for example, interest rates and yield curves observable at commonly quoted intervals, volatilities, prepayment speeds, loss severities, credit risks, and default rates).

            o Inputs that are derived principally from or corroborated by observable market data by correlation or other means.

      o Level 3 - Level 3 inputs are unobservable inputs. Unobservable inputs may reflect the reporting entity's own assumptions about the assumptions that market participants would use in pricing the investment.

The inputs or methodologies used for valuing investments are not necessarily an indication of the risk associated with investing in those investments. A summary of the inputs used to value each Fund's investments as of June 30, 2020, is included with each Fund's Portfolio of Investments.

B. SECURITIES TRANSACTIONS AND INVESTMENT INCOME

Securities transactions are recorded as of the trade date. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recorded on the ex-dividend date. Interest income is recorded daily on the accrual basis. Amortization of premiums and accretion of discounts are recorded using the effective interest method.

Distributions received from a Fund's investments in MLPs generally are comprised of return of capital and investment income. A Fund records estimated return of capital and investment income based on historical information available from each MLP. These estimates may subsequently be revised based on information received from the MLPs after their tax reporting periods are concluded.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Distributions received from a Fund's investments in REITs may be comprised of return of capital, capital gains, and income. The actual character of the amounts received during the year are not known until after the REITs' fiscal year end. A Fund records the character of distributions received from the REITs during the year based on estimates available. The characterization of distributions received by a Fund may be subsequently revised based on information received from the REITs after their tax reporting periods conclude.

In July 2017, the Financial Conduct Authority ("FCA") announced that it will no longer persuade or compel banks to submit rates for the calculations of the London Interbank Offered Rates ("LIBOR") after 2021. Further, the FCA has subsequently stated, as recently as March 2020, that the central assumption continues to be that firms should not rely on LIBOR being published after the end of 2021.

In the United States, the Alternative Reference Rates Committee (the "ARRC"), a group of market participants convened by the Board of Governors of the Federal Reserve System and the Federal Reserve Bank of New York in cooperation with other federal and state government agencies, has since 2014 undertaken efforts to identify U.S. dollar reference interest rates as alternatives to LIBOR and to facilitate the mitigation of LIBOR-related risks. In June 2017, the ARRC identified the Secured Overnight Financing Rate ("SOFR"), a broad measure of the cost of cash overnight borrowing collateralized by U.S. Treasury securities, as the preferred alternative for U.S. dollar LIBOR. The Federal Reserve Bank of New York began daily publishing of SOFR in April 2018.

At this time, it is not possible to predict the full impact of the elimination of LIBOR and the establishment of an alternative reference rate on each Fund or its investments.

C. CASH AND CASH EQUIVALENTS

Normally, the Funds invest substantially all of their assets to meet their investment objectives. The Funds may invest the remainder of their assets in securities with maturities of less than one year or cash equivalents, or they may hold cash. The investment in such instruments is not a principal investment strategy of First Trust Dow Jones, First Trust Multi Income, First Trust Capital Strength or First Trust International. The percentage of each Fund's net assets invested in such holdings varies and depends on several factors, including market conditions. For temporary defensive purposes and during periods of high cash inflows or outflows, the Funds may depart from their principal investment strategies and invest part or all of their assets in these securities, or they may hold cash.

D. FOREIGN CURRENCY

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investments and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses on assets and liabilities, other than investments in securities, which result from changes in foreign currency exchange rates have been included in "Net change in unrealized appreciation (depreciation) on foreign currency translation" on the Statements of Operations. Unrealized gains and losses on investments in securities which result from changes in foreign exchange rates are included with fluctuations arising from changes in market price and are included in "Net change in unrealized appreciation (depreciation) on investments" on the Statements of Operations. Net realized foreign currency gains and losses include the effect of changes in exchange rates between trade date and settlement date on investment security transactions, foreign currency transactions and interest and dividends received and are included in "Net realized gain (loss) on foreign currency transactions" on the Statements of Operations. The portion of foreign currency gains and losses related to fluctuations in exchange rates between the initial purchase settlement date and subsequent sale trade date is included in "Net realized gain (loss) on investments" on the Statements of Operations.

E. FUTURES CONTRACTS

First Trust Dow Jones purchases or sells (i.e., is long or short) futures contracts to hedge against changes in interest rates (interest rate risk). Futures contracts are agreements between the Fund and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and at a specified date. Depending on the terms of the contract, futures contracts are settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash settlement amount on the settlement date. Open futures contracts can also be closed out prior to settlement by entering into an offsetting transaction in a matching futures contract. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain margin deposits on the futures contract. When the contract is closed or expires, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or expired. This gain or loss is included in "Net realized gain (loss) on futures" on the Statements of Operations.

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NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Upon entering into a futures contract, the Fund must deposit funds, called margin, with its custodian in the name of the clearing broker equal to a specified percentage of the current value of the contract. Open futures contracts are marked-to-market daily with the change in value recognized as a component of "Net change in unrealized appreciation (depreciation) on futures" on the Statements of Operations. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are included in "Variation margin" payable or receivable on the Statements of Assets and Liabilities. If market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contract and may realize a loss. The use of futures contracts involves the risk of imperfect correlation in movements in the price of the futures contracts, interest rates and the underlying instruments.

F. PRINCIPAL-ONLY SECURITIES

A principal-only security ("PO Security") is the principal-only portion of a mortgage-backed security that does not receive any interest, is priced at a deep discount to its redemption value and ultimately receives the redemption value. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of a PO Security will rise. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of a PO Security will fall. These securities, if any, are identified on the Portfolio of Investments.

G. INTEREST-ONLY SECURITIES

An interest-only security ("IO Security") is the interest-only portion of a mortgage-backed security that receives some or all of the interest portion of the underlying mortgage-backed security and little or no principal. A reference principal value called a notional value is used to calculate the amount of interest due to the IO Security. IO Securities are sold at a deep discount to their notional principal amount. Generally speaking, when interest rates are falling and prepayment rates are increasing, the value of an IO Security will fall. Conversely, when interest rates are rising and prepayment rates are decreasing, generally the value of an IO Security will rise. These securities, if any, are identified on the Portfolio of Investments.

H. AFFILIATED TRANSACTIONS

First Trust Multi Income and First Trust Dorsey Wright invest in securities of affiliated funds. Dividend income and realized gains and losses from affiliated funds are presented on the Statements of Operations. Each Fund's investment performance and risks are directly related to the investment performance and risks of the affiliated funds.

Amounts relating to these investments in First Trust Multi Income at June 30, 2020, and for the six month period then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED      REALIZED
                         SHARES AT    VALUE AT                                APPRECIATION       GAIN       VALUE AT      DIVIDEND
SECURITY NAME            6/30/2020   12/31/2019    PURCHASES      SALES      (DEPRECIATION)     (LOSS)      6/30/2020      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust
   Institutional
   Preferred
   Securities and
   Income ETF                28,090  $   612,833  $    84,006  $   (148,352) $       (18,828) $      (443) $   529,216  $     12,374
First Trust Long
   Duration
   Opportunities ETF            500       13,550           --            --            1,442           --       14,992           315
First Trust Low
   Duration
   Opportunities ETF          5,420      103,600      305,831      (130,126)            (412)       1,212      280,105         2,735
First Trust Preferred
   Securities
   and Income ETF            83,810    1,829,180      238,966      (442,799)         (89,943)       8,376    1,543,780        39,143
First Trust Senior
   Loan Fund                 69,130    4,265,359      123,423      (937,170)        (190,614)    (141,852)   3,119,146        71,035
First Trust Tactical
   High Yield ETF            43,900    2,747,853       49,290      (605,344)        (138,387)     (41,475)   2,011,937        55,526
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $ 9,572,375  $   801,516  $ (2,263,791) $      (436,742) $  (174,182) $ 7,499,176  $    181,128
                                     ===========  ===========  ============  ===============  ===========  ===========  ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Amounts relating to these investments in First Trust Dorsey Wright at June 30, 2020, and for the six month period then ended are:

                                                                                CHANGE IN
                                                                               UNREALIZED      REALIZED
                         SHARES AT    VALUE AT                                APPRECIATION       GAIN       VALUE AT      DIVIDEND
SECURITY NAME            6/30/2020   12/31/2019    PURCHASES      SALES      (DEPRECIATION)     (LOSS)      6/30/2020      INCOME
----------------------  -----------  -----------  -----------  ------------  ---------------  -----------  -----------  ------------
First Trust BICK Index
   Fund                       8,437  $   248,903  $    42,935  $    (51,666) $       (17,062) $    (1,230) $   221,880  $         --
First Trust Brazil
   AlphaDEX(R) Fund              --      269,032        7,724      (154,047)         (43,739)     (78,970)          --         2,411
First Trust China
   AlphaDEX(R) Fund           8,654           --      196,124        (5,220)          16,567          647      208,118         4,520
First Trust Chindia
   ETF                        5,629           --      197,422       (25,923)          51,225        5,701      228,425           221
First Trust Consumer
   Discretionary
   AlphaDEX(R) Fund          24,316           --      923,551            --          (14,862)          --      908,689           362
First Trust Developed
   Markets ex-US
   AlphaDEX(R) Fund          11,191      603,136      110,716      (106,267)         (55,416)     (28,206)     523,963         4,496
First Trust Dow Jones
   Internet Index Fund        6,174    4,294,913      149,794    (3,470,928)        (432,964)     511,914    1,052,729            --
First Trust Emerging
   Markets
   AlphaDEX(R) Fund          25,066      614,401      125,588       (99,600)        (111,021)      (3,358)     526,010         5,547
First Trust Energy
   AlphaDEX(R) Fund         126,903           --      914,286            --          (80,533)          --      833,753           800
First Trust Enhanced
   Short Maturity ETF       106,675           --   20,033,888   (13,774,941)          54,894       85,592    6,399,433        57,529
First Trust Financials
   AlphaDEX(R) Fund              --    3,859,715      112,268    (2,908,284)        (138,217)    (925,482)          --            --
First Trust Germany
   AlphaDEX(R) Fund           5,208      248,597       39,420       (62,323)         (16,135)       2,459      212,018         1,339
First Trust Health
   Care AlphaDEX(R)
   Fund                          --           --    2,700,134    (2,912,776)              --      212,642           --            --
First Trust Large
   Cap Core
   AlphaDEX(R) Fund              --           --    3,035,512    (3,425,539)              --      390,027           --         4,093
First Trust Large
   Cap Growth
   AlphaDEX(R) Fund          15,122    5,232,958      176,061    (3,819,414)        (725,706)     294,643    1,158,542        19,027
First Trust
   Latin America
   AlphaDEX(R) Fund              --      255,572        7,357      (153,327)         (24,278)     (85,324)          --           876
First Trust Mid
   Cap Growth
   AlphaDEX(R) Fund          23,879    5,239,659      175,565    (3,567,783)        (375,141)    (329,690)   1,142,610           393
First Trust
   NASDAQ-100-
   Technology Sector
   Index Fund                 9,814    5,280,275      175,794    (4,052,208)      (1,270,103)     936,754    1,070,512        10,459
First Trust Small
   Cap Growth
   AlphaDEX(R) Fund          27,143    4,754,553    1,243,783    (3,457,642)        (272,154)  (1,117,218)   1,151,322            --
First Trust
   Switzerland
   AlphaDEX(R) Fund           4,417      266,547       12,325       (37,573)         (32,316)       6,645      215,628         3,391
First Trust Technology
   AlphaDEX(R) Fund          12,754    4,911,683      165,301    (3,685,199)        (859,783)     531,554    1,063,556         2,045
First Trust Utilities
   AlphaDEX(R) Fund              --    4,170,633      139,130    (3,947,710)        (147,246)    (214,807)          --        23,522
                                     -----------  -----------  ------------  ---------------  -----------  -----------  ------------
                                     $40,250,577  $30,684,678  $(49,718,370) $    (4,493,990) $   194,293  $16,917,188  $    141,031
                                     ===========  ===========  ============  ===============  ===========  ===========  ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

I. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS

Distributions from net investment income of each Fund, if any, are declared and paid semi-annually. Each Fund distributes its net realized capital gains, if any, to shareholders at least annually. All dividends payable by each Fund will be reinvested in the Fund.

Distributions from income and capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These permanent differences are primarily due to the varying treatment of income and gain/loss on portfolio securities held by the Funds and have no impact on net assets or NAV per share. Temporary differences, which arise from recognizing certain items of income, expense and gain/loss in different periods for financial statement and tax purposes, will reverse at some time in the future.

The tax character of distributions paid by each Fund during the year ended December 31, 2019, were as follows:

                                                        Distributions paid   Distributions paid   Distributions paid
                                                          from Ordinary         from Capital         from Return
                                                              Income               Gains              of Capital
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $     23,840,429     $     23,270,288     $             --
First Trust Multi Income                                          708,084               16,411                   --
First Trust Dorsey Wright                                         312,825              737,450                   --

As of December 31, 2019, the components of distributable earnings on a tax basis for each Fund were as follows:

                                                          Undistributed     Accumulated Capital     Net Unrealized
                                                             Ordinary            and Other           Appreciation
                                                              Income            Gain (Loss)         (Depreciation)
                                                        ------------------   ------------------   ------------------
First Trust Dow Jones                                    $      6,749,956     $     24,044,052     $    103,980,029
First Trust Multi Income                                           29,081              388,504            2,192,336
First Trust Dorsey Wright                                           5,137             (373,610)           5,792,286


J. INCOME TAXES

First Trust Dow Jones, First Trust Multi Income, and First Trust Dorsey Wright intend to continue to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. First Trust Capital Strength and First Trust International intend to qualify as a regulated investment company by complying with the requirements under Subchapter M of the Internal Revenue Code of 1986, as amended, which includes distributing substantially all of its net investment income and net realized gains to shareholders. Accordingly, no provision has been made for federal and state income taxes. However, due to the timing and amount of distributions, each Fund may be subject to an excise tax of 4% of the amount by which approximately 98% of each Fund's taxable income exceeds the distributions from such taxable income for the calendar year.

The Funds are subject to accounting standards that establish a minimum threshold for recognizing, and a system for measuring, the benefits of a tax position taken or expected to be taken in a tax return. Taxable years ended 2016, 2017, 2018 and 2019 remain open to federal and state audit for First Trust Dow Jones, First Trust Multi Income and First Trust Dorsey Wright. As of June 30, 2020, management has evaluated the application of these standards to the Funds and has determined that no provision for income tax is required in the Funds' financial statements for uncertain tax positions.

The Funds intend to utilize provisions of the federal income tax laws, which allow them to carry a realized capital loss forward indefinitely following the year of the loss and offset such loss against any future realized capital gains. The Funds are subject to certain limitations under U.S. tax rules on the use of capital loss carryforwards and net unrealized built-in losses. These limitations apply when there has been a 50% change in ownership. At December 31, 2019, the Funds had the following non-expiring capital loss carryforwards that may be carried forward indefinitely:

                                                         Capital Loss
                                                           Available
                                                        ---------------
First Trust Dow Jones                                    $          --
First Trust Multi Income                                            --
First Trust Dorsey Wright                                      373,610


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


--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

K. EXPENSES

Each Fund will pay all expenses directly related to its operations.

Each Participating Insurance Company performs certain administrative services for the Funds, their Accounts and the Contracts. Each Fund pays an administrative services fee of 0.20% of average daily net assets to cover expenses incurred by Participating Insurance Companies in connection with these services.

First Trust has entered into various licensing agreements, which allow First Trust to use certain trademarks and trade names of the applicable licensors (see Licensing Information in the Additional Information section of this report). The Trust, on behalf of First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength and First Trust International, is a sub-licensee to these license agreements and is required to pay licensing fees, which are shown on the Statements of Operations.

3. INVESTMENT ADVISORY FEE, AFFILIATED TRANSACTIONS AND OTHER FEE ARRANGEMENTS

First Trust, the investment advisor to the Funds, is a limited partnership with one limited partner, Grace Partners of DuPage L.P., and one general partner, The Charger Corporation. The Charger Corporation is an Illinois corporation controlled by James A. Bowen, Chief Executive Officer of First Trust. First Trust provides each Fund with discretionary investment services and certain administrative services necessary for the management of the Funds. For its investment advisory and management services, First Trust is entitled to a monthly fee calculated at an annual rate of 0.60% of the average daily net assets for First Trust Dow Jones, First Trust Multi Income, and First Trust International, 0.35% of the average daily net assets for First Trust Dorsey Wright, and 0.50% of the average daily net assets for First Trust Capital Strength. First Trust also provides fund reporting services to First Trust Dow Jones, First Trust Dorsey Wright, First Trust Capital Strength, and First Trust International for a flat annual fee in the amount of $9,250 per Fund.

In addition First Trust Multi Income and First Trust Dorsey Wright incur their respective pro rata share of fees and expenses attributable to each Fund's investments in other investment companies ("acquired fund fees and expenses"). The total of net expenses and acquired fund fees and expenses represents each Fund's total net annual operating expenses.

First Trust Multi Income and First Trust have retained Energy Income Partners, LLC ("EIP") and Stonebridge Advisors LLC ("Stonebridge") (collectively, the "Sub-Advisors"), affiliates of First Trust, to serve as investment sub-advisors. In this capacity, the Sub-Advisors provide recommendations to the Advisor regarding the selection and ongoing monitoring of certain securities in First Trust Multi Income's investment portfolio. EIP acts as sub-advisor for, and manages on a discretionary basis the investment and reinvestment of, only the assets of First Trust Multi Income allocated to EIP by the Advisor and furnishes an investment program in respect of and makes investment decisions only with respect to the portion of First Trust Multi Income's investment portfolio allocated to it by the Advisor. EIP, an affiliate of the Advisor, has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the MLP, MLP affiliate and energy infrastructure securities in First Trust Multi Income's investment portfolio and to exercise discretion only with respect to assets of First Trust Multi Income allocated to EIP. Stonebridge serves as a nondiscretionary sub-advisor. Stonebridge has been retained by First Trust Multi Income and the Advisor to provide recommendations regarding the selection and ongoing monitoring of the preferred and hybrid securities in First Trust Multi Income's investment portfolio.

For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay EIP a sub-advisory fee equal to 40% monthly in arrears of any remaining monthly investment management fee paid to the Advisor for the average daily net assets allocated to EIP after First Trust's waiver of any of its investment management fee to comply with the then-current expense cap, as defined below. For the services provided and the expenses assumed pursuant to the investment sub-advisory agreement, First Trust will pay Stonebridge a portfolio management fee equal to an annual rate of 0.20% of the Fund's average daily net assets allocated to Stonebridge.

First Trust Capital Partners, LLC ("FTCP"), an affiliate of First Trust, owns, through a wholly-owned subsidiary, a 15% ownership interest in each of EIP and EIP Partners, LLC, an affiliate of EIP. FTCP also owns, through a wholly-owned subsidiary, a 51% ownership interest in Stonebridge.

First Trust has agreed to waive fees and/or pay First Trust Dow Jones' and First Trust Multi Income's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an "Expense Cap"), respectively, of each Fund's average daily net assets per year at least until May 1, 2021. First Trust has agreed to waive fees and/or pay First Trust Dorsey Wright's expenses to the extent necessary to prevent the operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.30% and 1.05% (each an "Expense Cap"), respectively, of the Fund's average daily net assets per year at least until

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

May 1, 2021. For First Trust Dorsey Wright, because acquired fund fees and expenses are estimated, First Trust will periodically adjust the amount of the fee waiver and expense reimbursement in order to attempt to meet the Expense Caps. However, total net annual fund expenses may be higher or lower than the Expense Caps. First Trust has agreed to waive fees and/or pay First Trust Capital Strength's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.10% and 0.85% (each an "Expense Cap"), respectively, of the Fund's average daily net assets per year at least until May 1, 2022. First Trust has agreed to waive fees and/or pay First Trust International's expenses to the extent necessary to prevent the annual operating expenses of Class I shares and Class II shares (excluding interest expense, brokerage commissions and other trading expenses, taxes and extraordinary expenses) from exceeding 1.20% and 0.95% (each an "Expense Cap"), respectively, of the Fund's average daily net assets per year at least until May 1, 2022.

Expenses borne and fees waived by First Trust are subject to reimbursement by each Fund for up to three years from the date the fee or expense was incurred by the Fund, but no reimbursement payment will be made by the Fund at any time if it would result in the Fund's expenses exceeding (i) the Expense Cap in place for the most recent fiscal year for which such expense limitation was in place,
(ii) the Expense Cap in place at the time the fees were waived or expenses were reimbursed, or (iii) the current Expense Cap. These amounts, if any, are included in "Expenses previously waived or reimbursed" on the Statements of Operations.

The advisory fee waivers and expense reimbursements for the six months ended June 30, 2020, and the expenses borne and fees waived by First Trust subject to recovery from the applicable Fund at June 30, 2020, are included in the table below.

                                                            FEES WAIVED OR EXPENSES BORNE BY FIRST TRUST SUBJECT TO RECOVERY
                                                         ----------------------------------------------------------------------
                                                          SIX MONTHS        YEAR           YEAR        SIX MONTHS
                                                            ENDED          ENDED          ENDED          ENDED
                               FEES         EXPENSES     DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     JUNE 30,
                              WAIVED       REIMBURSED        2017           2018           2019           2020         TOTAL
                           ------------   ------------   ------------   ------------   ------------   ------------   ----------
First Trust
   Dow Jones               $     80,190   $         --   $    106,386   $    186,633   $     75,487   $     80,190   $  448,696
First Trust
   Multi Income                  83,706             --         90,696        192,140        170,572         83,706      537,114
First Trust
   Dorsey Wright                 78,255         28,825        102,450        230,266        251,423        107,080      691,219
First Trust
   Capital Strength                 609         36,670             --             --             --         37,279       37,279
First Trust
   International                  1,026         39,960             --             --             --         40,986       40,986

During the six months ended June 30, 2020, First Trust did not recover any fees that were previously waived or reimbursed.

First Trust agreed to waive and/or reimburse the acquired fund fees and expenses of the shares of investment companies held by First Trust Multi Income up to 0.37% of the Fund's average daily net assets through May 1, 2021. During the six months ended June 30, 2020, First Trust reimbursed First Trust Multi Income $53,878 of fees that are not subject to recovery.

BNY Mellon Investment Servicing (US) Inc. ("BNYM IS") serves as each fund's transfer agent in accordance with certain fee arrangements. As transfer agent, BNYM IS is responsible for maintaining shareholder records for the Funds. BNYM IS is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

The Bank of New York Mellon ("BNYM") serves as First Trust Dow Jones', First Trust Multi Income's, First Trust Capital Strength's and First Trust International's administrator, fund accountant and custodian in accordance with certain fee arrangements. As administrator and fund accountant, BNYM is responsible for providing certain administrative and accounting services to the Funds, including maintaining the Funds' books of account, records of the Funds' securities transactions, and certain other books and records. As custodian, BNYM is responsible for custody of each Fund's assets. BNYM is a subsidiary of The Bank of New York Mellon Corporation, a financial holding company.

Brown Brothers Harriman & Co. ("BBH") serves as First Trust Dorsey Wright's administrator, fund accountant and custodian. As custodian, BBH is responsible for custody of the Fund's assets. As administrator and fund accountant, BBH is responsible for providing certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Each Trustee who is not an officer or employee of First Trust, any sub-advisor or any of their affiliates ("Independent Trustees") is paid a fixed annual retainer that is allocated equally among each fund in the First Trust Fund Complex. Each Independent Trustee is also paid an annual per fund fee that varies based on whether the fund is a closed-end or other actively managed fund, a defined-outcome fund or an index fund.

Additionally, the Lead Independent Trustee and the Chairmen of the Audit Committee, Nominating and Governance Committee and Valuation Committee are paid annual fees to serve in such capacities, with such compensation allocated pro rata among each fund in the First Trust Fund Complex based on net assets. Independent Trustees are reimbursed for travel and out-of-pocket expenses in connection with all meetings. The Lead Independent Trustee and Committee Chairmen rotate every three years. The officers and "Interested" Trustee receive no compensation from the Trust for acting in such capacities.

                         4. CAPITAL SHARE TRANSACTIONS

Capital transactions for First Trust Dow Jones were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2020                 DECEMBER 31, 2019

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                      3,082,417    $ 42,424,120       7,957,769    $112,219,129
   Class II                        20,883         292,543          86,654       1,261,451
                             ------------    ------------    ------------    ------------
Total Sales                     3,103,300    $ 42,716,663       8,044,423    $113,480,580
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                      2,772,416    $ 36,762,230       3,366,237    $ 47,089,053
   Class II                         4,241          56,364           1,463          20,974
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment     2,776,657    $ 36,818,594       3,367,700    $ 47,110,027
                             ============    ============    ============    ============
Redemptions:
   Class I                     (3,203,503)   $(42,134,079)     (5,686,087)   $(79,974,071)
   Class II                       (12,088)       (164,337)         (1,932)        (27,868)
                             ------------    ------------    ------------    ------------
Total Redemptions              (3,215,591)   $(42,298,416)     (5,688,019)   $(80,001,939)
                             ============    ============    ============    ============

Capital transactions for First Trust Multi Income were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2020                 DECEMBER 31, 2019

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        228,622    $  2,436,466         512,373    $  5,725,331
   Class II                         2,856          27,193              46             476
                             ------------    ------------    ------------    ------------
Total Sales                       231,478    $  2,463,659         512,419    $  5,725,807
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                         60,474    $    646,475          63,416    $    720,385
   Class II                            --              --              89           1,007
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment        60,474    $    646,475          63,505    $    721,392
                             ============    ============    ============    ============
Redemptions:
   Class I                       (182,623)   $ (1,912,167)       (294,214)   $ (3,278,342)
   Class II                        (5,779)        (58,451)         (1,157)        (12,974)
                             ------------    ------------    ------------    ------------
Total Redemptions                (188,402)   $ (1,970,618)       (295,371)   $ (3,291,316)
                             ============    ============    ============    ============

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Capital transactions for First Trust Dorsey Wright were as follows:

                                   SIX MONTHS ENDED                   YEAR ENDED
                                    JUNE 30, 2020                 DECEMBER 31, 2019

                                SHARES          VALUE           SHARES          VALUE
                             ------------    ------------    ------------    ------------
Sales:
   Class I                        391,871    $  4,633,852       1,020,944    $ 11,962,787
   Class II                            --              --             608           6,726
                             ------------    ------------    ------------    ------------
Total Sales                       391,871    $  4,633,852       1,021,552    $ 11,969,513
                             ============    ============    ============    ============
Dividend Reinvestment:
   Class I                          5,260    $     60,173          86,854    $  1,047,809
   Class II                            15             171             204           2,466
                             ------------    ------------    ------------    ------------
Total Dividend Reinvestment         5,275    $     60,344          87,058    $  1,050,275
                             ============    ============    ============    ============
Redemptions:
   Class I                       (683,884)   $ (7,931,476)       (662,387)   $ (7,860,803)
   Class II                        (2,883)        (30,139)            (40)           (468)
                             ------------    ------------    ------------    ------------
Total Redemptions                (686,767)   $ (7,961,615)       (662,427)   $ (7,861,271)
                             ============    ============    ============    ============

Capital transactions for First Trust Capital Strength were as follows:

                                     PERIOD ENDED
                                  JUNE 30, 2020 (1)

                                SHARES          VALUE
                             ------------    ------------
Sales:
   Class I                        344,341    $  3,669,790
   Class II                        26,021         278,729
                             ------------    ------------
Total Sales                       370,362    $  3,948,519
                             ============    ============
Dividend Reinvestment:
   Class I                             --    $         --
   Class II                            --              --
                             ------------    ------------
Total Dividend Reinvestment            --    $         --
                             ============    ============
Redemptions:
   Class I                           (894)   $     (9,523)
   Class II                            (4)            (45)
                             ------------    ------------
Total Redemptions                    (898)   $     (9,568)
                             ============    ============

(1)   Inception date May 1, 2020.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

Capital transactions for First Trust International were as follows:

                                     PERIOD ENDED
                                  JUNE 30, 2020 (1)

                                SHARES          VALUE
                             ------------    ------------
Sales:
   Class I                         54,071    $    546,806
   Class II                        49,750         497,500
                             ------------    ------------
Total Sales                       103,821    $  1,044,306
                             ============    ============
Dividend Reinvestment:
   Class I                             --    $         --
   Class II                            --              --
                             ------------    ------------
Total Dividend Reinvestment            --    $         --
                             ============    ============
Redemptions:
   Class I                             --    $         --
   Class II                            --              --
                             ------------    ------------
Total Redemptions                      --    $         --
                             ============    ============

(1)   Inception date May 1, 2020.


                      5. PURCHASES AND SALES OF SECURITIES

For the six months or shorter period ended June 30, 2020, the cost of purchases and proceeds from sales of investment securities for each Fund, excluding U.S. Government investment securities and short-term investments, were as follows:

                                     Purchases              Sales
                                  ---------------      ---------------
First Trust Dow Jones             $   385,338,956      $   359,685,669
First Trust Multi Income                8,039,960            6,665,925
First Trust Dorsey Wright              58,791,866           62,013,934
First Trust Capital Strength(2)         2,350,434                   --
First Trust International(2)              979,448                   --

For the six months or shorter period ended June 30, 2020, the cost of purchases and proceeds from sales of U.S. government investment securities for each Fund, excluding short-term investments, were as follows:

                                     Purchases              Sales
                                  ---------------      ---------------
First Trust Dow Jones             $   126,117,443      $   140,928,793
First Trust Multi Income                  306,807            1,354,235
First Trust Dorsey Wright                      --                   --
First Trust Capital Strength(2)                --                   --
First Trust International(2)                   --                   --

(2)   Inception date May 1, 2020.


                           6. DERIVATIVE TRANSACTIONS

None of the Funds held derivatives as of June 30, 2020.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended June 30, 2020, on derivative instruments held by First Trust Dow Jones, as well as the primary underlying risk exposure associated with each instrument.

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

STATEMENTS OF OPERATIONS LOCATION
----------------------------------------------------------------------------
INTEREST RATE RISK EXPOSURE
Net realized gain (loss) on futures                              $(1,192,394)
Net change in unrealized appreciation (depreciation) on futures     (149,827)

During the six months ended June 30, 2020, the notional value of futures contracts opened and closed were $15,685,140 and $27,935,437, respectively.

First Trust Dow Jones does not have the right to offset financial assets and liabilities related to futures contracts on the Statements of Assets and Liabilities.

                             7. 12B-1 SERVICE PLAN

The Trust has adopted a plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act, which provides that Class I shares of each of the Funds will be subject to an annual service fee.

First Trust Portfolios L.P. ("FTP"), an affiliate of First Trust, serves as the selling agent and distributor of shares of the Funds. FTP uses the service fee to compensate each Participating Insurance Company for providing account services to contract owners. These services include establishing and maintaining Contract owners' accounts, supplying information to Contract owners, delivering Fund materials to Contract owners, answering inquiries, and providing other personal services to Contract owners. Each Fund may spend up to 0.25% per year of the average daily net assets of its Class I shares as a service fee under the Plan. In addition, the Plan permits First Trust to use a portion of its advisory fee to compensate FTP for expenses incurred in connection with the sale of a Fund's Class I shares including, without limitation, compensation of its sales force, expenses of printing and distributing the Prospectus to persons other than Contract owners, expenses of preparing, printing and distributing advertising and sales literature and reports to Contract owners used in connection with the sale of a Fund's Class I Shares, certain other expenses associated with the servicing of Class I shares of a Fund, and any service-related expenses that may be authorized from time to time by the Board.

During the six months ended June 30, 2020, all service fees received by FTP were paid to the Participating Insurance Companies, with no portion of such fees retained by FTP. The Plan may be renewed from year to year if approved by a vote of the Trust's Board and a vote of the Independent Trustees, who have no direct or indirect financial interest in the Plan, cast in person at a meeting called for the purpose of voting on the Plan.

                                 8. BORROWINGS

The Trust, on behalf of First Trust Dow Jones and First Trust Multi Income, along with First Trust Series Fund and First Trust Exchange-Traded Fund IV, has a $200 million Credit Agreement (the "BNYM Line of Credit") with BNYM to be a liquidity backstop during periods of high redemption volume. A commitment fee of 0.15% of the daily amount of the excess of the commitment amount over the outstanding principal balance of the loans will be charged by BNYM, which First Trust will allocate amongst the funds that have access to the BNYM Line of Credit. These fees are reflected in the Statements of Operations in the "Commitment fees" line item. To the extent that either fund accesses the BNYM Line of Credit, there would also be an interest fee charged. Neither First Trust Dow Jones or First Trust Multi Income drew on the BNYM Line of Credit during the six months ended June 30, 2020.

                               9. INDEMNIFICATION

The Trust, on behalf of the Funds, has a variety of indemnification obligations under contracts with its service providers. The Trust's maximum exposure under these arrangements is unknown. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

                             10. SUBSEQUENT EVENTS

Management has evaluated the impact of all subsequent events to the Funds through the date the financial statements were issued, and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements that have not already been disclosed.

--------------------------------------------------------------------------------
ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)


                      PROXY VOTING POLICIES AND PROCEDURES

A description of the policies and procedures that each Fund uses to determine how to vote proxies and information on how each Fund voted proxies relating to portfolio investments during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 988-5891; (2) on each Fund's website at www.ftportfolios.com; and (3) on the Securities and Exchange Commission's ("SEC") website at www.sec.gov.

                               PORTFOLIO HOLDINGS

Each Fund files portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be publicly available on the SEC's website at www.sec.gov. Each Fund's complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year is included in the semi-annual and annual reports to shareholders, respectively, and is filed with the SEC on Form N-CSR. The semi-annual and annual report for each Fund is available to investors within 60 days after the period to which it relates. Each Fund's Forms N-PORT and Forms N-CSR are available on the SEC's website listed above.

                             LICENSING INFORMATION

Standard & Poor's and S&P are registered trademarks of Standard & Poor's Financial Services LLC ("S&P") and Dow Jones is a registered trademark of Dow Jones Trademark Holdings LLC ("Dow Jones"). The trademarks have been licensed to S&P Dow Jones Indices LLC and have been sublicensed for use for certain purposes by First Trust Advisors L.P. ("First Trust"). The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE are products of S&P Dow Jones Indices LLC and has been licensed for use by First Trust. The First Trust/Dow Jones Dividend & Income Allocation Portfolio is not sponsored, endorsed, sold or promoted by S&P Dow Jones Indices LLC, Dow Jones, S&P, or any of their respective affiliates (collectively, "S&P Dow Jones Indices"). Neither S&P Dow Jones Indices nor its affiliates make any representation or warranty, express or implied, to the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or any member of the public regarding the advisability of investing in securities generally or in the First Trust/Dow Jones Dividend & Income Allocation Portfolio particularly or the ability of the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE to track general market performance. S&P Dow Jones Indices only relationship to First Trust with respect to the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is the licensing of the Index and certain trademarks, service marks and/or trade names of S&P Dow Jones Indices. The DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE is determined, composed and calculated by S&P Dow Jones Indices without regard to First Trust or the First Trust/Dow Jones Dividend & Income Allocation Portfolio. S&P Dow Jones Indices has no obligation to take the needs of First Trust or the owners of the First Trust/Dow Jones Dividend & Income Allocation Portfolio into consideration in determining, composing or calculating the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE. Neither S&P Dow Jones Indices nor its affiliates are responsible for and have not participated in the determination of the prices, and amount of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or the timing of the issuance or sale of the First Trust/Dow Jones Dividend & Income Allocation Portfolio or in the determination or calculation of the equation by which the First Trust/Dow Jones Dividend & Income Allocation Portfolio is to be managed. S&P Dow Jones Indices has no obligation or liability in connection with the administration, marketing or trading of the First Trust/Dow Jones Dividend & Income Allocation Portfolio. There is no assurance that investment products based on the DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE will accurately track index performance or provide positive investment returns. S&P Dow Jones Indices LLC is not an investment advisor. Inclusion of a security within an index is not a recommendation by S&P Dow Jones Indices to buy, sell, or hold such security, nor is it considered to be investment advice.

NEITHER S&P DOW JONES INDICES NOR ITS AFFILIATES GUARANTEES THE ADEQUACY, ACCURACY, TIMELINESS AND/OR THE COMPLETENESS OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW JONES COMPOSITE AVERAGE OR ANY DATA RELATED THERETO OR ANY COMMUNICATION, INCLUDING BUT NOT LIMITED TO, ORAL OR WRITTEN COMMUNICATION (INCLUDING ELECTRONIC COMMUNICATIONS) WITH RESPECT THERETO. S&P DOW JONES INDICES SHALL NOT BE SUBJECT TO ANY DAMAGES OR LIABILITY FOR ANY ERRORS, OMISSIONS, OR DELAYS THEREIN. S&P DOW JONES INDICES MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE OR AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST/DOW JONES DIVIDEND & INCOME ALLOCATION PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DOW JONES EQUAL WEIGHT U.S. ISSUED CORPORATE BOND INDEX(SM), DOW JONES U.S. TOTAL STOCK MARKET INDEX(SM) AND DOW


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

JONES COMPOSITE AVERAGE OR WITH RESPECT TO ANY DATA RELATED THERETO. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT WHATSOEVER SHALL S&P DOW JONES INDICES BE LIABLE FOR ANY INDIRECT, SPECIAL, INCIDENTAL, PUNITIVE, OR CONSEQUENTIAL DAMAGES INCLUDING BUT NOT LIMITED TO, LOSS OF PROFITS, TRADING LOSSES, LOST TIME OR GOODWILL, EVEN IF THEY HAVE BEEN ADVISED OF THE POSSIBILITY OF SUCH DAMAGES, WHETHER IN CONTRACT, TORT, STRICT LIABILITY, OR OTHERWISE. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN S&P DOW JONES INDICES AND FIRST TRUST, OTHER THAN THE LICENSORS OF S&P DOW JONES INDICES.

The First Trust Dorsey Wright Tactical Core Portfolio (the "Portfolio") is not sponsored, endorsed, sold or promoted by Dorsey Wright & Associates, LLC ("Licensor"). Licensor makes no representation or warranty, express or implied, to the owners of the Portfolio or any member of the public regarding the advisability of trading in the Portfolio. Licensor's only relationship to First Trust Advisors L.P. ("First Trust") is the licensing of certain trademarks and trade names of Licensor and of the Dorsey Wright Tactical Tilt Moderate Core Index which is determined, composed and calculated by Licensor without regard to First Trust or the Portfolio, Licensor has no obligation to take the needs of First Trust or the owners of the Portfolio into consideration in determining, composing or calculating Dorsey Wright Tactical Tilt Moderate Core Index. Licensor is not responsible for and has not participated in the determination of the timing of, prices at, or quantities of the Portfolio to be listed or in the determination or calculation of the equation by which the Portfolio are to be converted into cash. Licensor has no obligation or liability in connection with the administration, marketing or trading of the Portfolio.

LICENSOR DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN AND LICENSOR SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. LICENSOR MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY FIRST TRUST, OWNERS OF THE FIRST TRUST DORSEY WRIGHT TACTICAL CORE PORTFOLIO, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN. LICENSOR MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES, OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE DORSEY WRIGHT TACTICAL TILT MODERATE CORE INDEX OR ANY DATA INCLUDED THEREIN, WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL LICENSOR HAVE ANY LIABILITY FOR ANY LOST PROFITS OR INDIRECT, PUNITIVE, SPECIAL OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES. THERE ARE NO THIRD PARTY BENEFICIARIES OF ANY AGREEMENTS OR ARRANGEMENTS BETWEEN LICENSOR AND FIRST TRUST.

First Trust does not guarantee the accuracy and/or the completeness of the Capital Strength Index(SM) and/or the International Capital Strength Index(SM) (together, the "Indexes") or any data included therein, and First Trust shall have no liability for any errors, omissions or interruptions therein. First Trust makes no warranty, express or implied, as to results to be obtained by the Fund, owners of the shares of the Fund or any other person or entity from the use of the Indexes or any data included therein. First Trust makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the Indexes or any data included therein. Without limiting any of the foregoing, in no event shall First Trust have any liability for any special, punitive, direct, indirect or consequential damages (including lost profits) arising out of matters relating to the use of the Indexes, even if notified of the possibility of such damages.

The First Trust Capital Strength Portfolio and the First Trust International Capital Strength Portfolio (the "Capital Strength Funds") are not sponsored, endorsed, sold or promoted by Nasdaq, Inc. ("Nasdaq") or its affiliates (Nasdaq with its affiliates are referred to as the "Corporations"). The Corporations have not passed on the legality or suitability of, or the accuracy or adequacy of descriptions and disclosures relating to, the Capital Strength Funds. The Corporations make no representation or warranty, express or implied, to the owners of the Capital Strength Funds or any member of the public regarding the advisability of investing in securities generally or in the Capital Strength Funds particularly, or the ability of the Indexes to track general stock market performance. The Corporations' only relationship to First Trust with respect to the Capital Strength Funds is in the licensing of the Indexes, and certain trade names of the Corporations and the use of the Indexes, which are determined, composed and calculated by Nasdaq without regard to First Trust or the Capital Strength Funds. Nasdaq has no obligation to take the needs of First Trust or the owners of the Capital Strength Funds into consideration in determining, composing or calculating the Indexes. The Corporations are not responsible for and have not participated in the determination of the timing of, prices at, or quantities of Capital Strength Fund Shares to be issued or in the determination or calculation of the equation by which the Capital Strength Fund Shares are to be converted into cash. The Corporations have no liability in connection with the administration, marketing or trading of the Capital Strength Funds.

THE CORPORATIONS DO NOT GUARANTEE THE ACCURACY AND/OR UNINTERRUPTED CALCULATION OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE PRODUCT(S) OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE INDEXES OR ANY DATA INCLUDED THEREIN. THE CORPORATIONS MAKE NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE INDEXES OR ANY DATA INCLUDED THEREIN. WITHOUT


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL THE CORPORATIONS HAVE ANY LIABILITY FOR ANY LOST PROFITS OR SPECIAL, INCIDENTAL, PUNITIVE, INDIRECT OR CONSEQUENTIAL DAMAGES, EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

                              RISK CONSIDERATIONS

Risks are inherent in all investing. The following summarizes some of the risks that should be considered for the Funds. For additional information about the risks associated with investing in the Funds, please see the Funds' prospectuses and statements of additional information, as well as other regulatory filings.

BANK LOAN RISKS. Certain of the Funds invest in bank loans. An investment in bank loans subjects the Fund to credit risk, which is heightened for bank loans in which the Fund invests because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral, default and/or bankruptcy. Senior floating loans, in which the Fund may invest, are usually rated below investment grade but may also be unrated. As a result, the risks associated with these senior floating loans are similar to the risks of high yield fixed income instruments. An economic downturn would generally lead to a higher non-payment rate, and a senior floating rate loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a senior floating rate loan may decline in value or become illiquid, which would adversely affect the senior floating rate loan's value. Unlike the securities markets, there is no central clearinghouse for loan trades, and the loan market has not established enforceable settlement standards or remedies for failure to settle. Therefore, portfolio transactions in senior floating rate loan may have uncertain settlement time periods. Senior floating rate loans are subject to a number of risks elsewhere in this report, including liquidity risk and the risk of investing in below grade fixed income instruments.

CALL RISK. If an issuer calls higher-yielding debt instruments held by the Funds, performance could be adversely impacted.

CONVERTIBLE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may invest in convertible securities. Convertible securities have characteristics of both equity and debt securities and, as a result, are exposed to certain additional risks. The market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline.

However, a convertible security's market value also tends to reflect the market price of the common stock of the issuing company, particularly when the stock price is greater than the convertible security's conversion price (i.e., the predetermined price or exchange ratio at which the convertible security can be converted or exchanged for the underlying common stock). Convertible securities are also exposed to the risk that an issuer is unable to meet its obligation to make dividend or principal payments when due as a result of changing financial or market conditions. Convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar credit quality because of their potential for capital appreciation.

CREDIT RISK. The Funds are subject to credit risk. Credit risk is the risk that an issuer of a security will be unable or unwilling to make dividend, interest and/or principal payments when due and the related risk that the value of a security may decline because of concerns about the issuer's ability to make such payments.

CURRENCY EXCHANGE RATE RISK. Certain of the ETFs in which certain of the Funds invest may hold investments that are denominated in non-U.S. currencies, or in securities that provide exposure to such currencies, currency exchange rates or interest rates denominated in such currencies. Changes in currency exchange rates and the relative value of non-U.S. currencies will affect the value of the Funds' investment and the value of your Fund shares. Currency exchange rates can be very volatile and can change quickly and unpredictably. As a result, the value of an investment in the Funds may change quickly and without warning and you may lose money.

CYBER SECURITY RISK. As the use of Internet technology has become more prevalent in the course of business, the Funds have become more susceptible to potential operational risks through breaches in cybersecurity. A breach in cybersecurity refers to both intentional and unintentional events that may cause the Fund to lose proprietary information, suffer data corruption or lose operational capacity. Such events could cause the Fund to incur regulatory penalties, reputational damage, additional compliance costs associated with corrective measures and/or financial loss. Cyber security breaches may involve unauthorized access to the Fund's digital information systems through "hacking" or malicious software coding, but may also result from outside attacks such as denial-of-service attacks through efforts to make network services unavailable to intended users. In addition, cyber security breaches of the Fund's third-party service providers, such as its administrator, transfer agent, custodian, or sub-advisor, as applicable, or issuers in which the Fund invests, can also subject the Fund to many of the same risks associated with direct cyber security breaches. The Fund has established risk management systems designed to reduce the risks associated with cyber security. However, there is no guarantee that such efforts will succeed, especially because the Fund does not directly control the cybersecurity systems of issuers or third-party service providers.

DEPOSITORY RECEIPTS RISK. Certain of the Funds invest in equity securities in the form of Depositary Receipts, which may be less liquid than the underlying securities in their primary trading market. Any distributions paid to the holders of Depositary Receipts are usually subject to a fee charged by the depositary. Holders of Depositary Receipts may have limited voting rights, and


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                           JUNE 30, 2020 (UNAUDITED)

investment restrictions in certain countries may adversely impact the value of Depositary Receipts because such restrictions may limit the ability to convert the securities into Depositary Receipts and vice versa. Such restrictions may cause the securities of the underlying issuer to trade at a discount or premium to the market price of the Depositary Receipts.

DIVIDEND RISK. Certain of the Funds are subject to dividend risk. There is no guarantee that the issuers of the Funds' equity securities will declare dividends in the future or that, if declared, they will either remain at current levels or increase over time.

ENERGY INFRASTRUCTURE COMPANIES RISK. Certain of the Funds invest in energy infrastructure companies. These companies principally include publicly-traded MLPs and limited liability companies taxed as partnerships, MLP affiliates and their successor companies, pipeline companies, utilities, and other companies that derive at least 50% of their revenues from operating or providing services in support of infrastructure assets such as pipeline, power transmission and petroleum and natural gas storage in the petroleum, natural gas and power generation industries. The Fund invests in energy infrastructure companies and is subject to certain risks inherent in investing in these types of securities. Energy infrastructure companies may be directly affected by energy commodity prices, especially those companies that own the underlying energy commodity. A decrease in the production or availability of natural gas, natural gas liquids, crude oil, coal or other energy commodities or a decrease in the volume of such commodities available for transportation, processing, storage or distribution may adversely impact the financial performance of energy infrastructure companies. Energy infrastructure companies are subject to significant federal, state and local government regulation in virtually every aspect of their operations, including how facilities are constructed, maintained and operated, environmental and safety controls, and the prices they may charge for products and services. Various governmental authorities have the power to enforce compliance with these regulations and the permits issued under them and violators are subject to administrative, civil and criminal penalties, including civil fines, injunctions or both. Stricter laws, regulations or enforcement policies could be enacted in the future which would likely increase compliance costs and may adversely affect the financial performance of energy infrastructure companies. Natural disasters, such as hurricanes in the Gulf of Mexico, also may impact energy infrastructure companies.

Certain energy infrastructure companies in the utilities industry are subject to imposition of rate caps, increased competition due to deregulation, difficulty in obtaining an adequate return on invested capital or in financing large construction projects, limitations on operations and increased costs and delays attributable to environmental considerations, and the capital market's ability to absorb utility debt. In addition, taxes, government regulation, international politics, price and supply fluctuations, volatile interest rates and energy conservation may cause difficulties for these companies. Such issuers have been experiencing certain of these problems to varying degrees.

EQUITY SECURITIES RISK. Certain of the Funds hold equity securities. The value of the Funds' shares will fluctuate with changes in the value of these equity securities. Equity securities prices fluctuate for several reasons, including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, such as market volatility, or when political or economic events affecting the issuers occur. In addition, common stock prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The equity markets have experienced recent volatility that may lead to sharp declines in the value of the underlying ETFs and the Funds.

EXCHANGE-TRADED FUND ("ETF") RISK. An ETF trades like common stock and represents a portfolio of securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities, although lack of liquidity in an ETF could result in it being more volatile. ETFs have management fees and other operating expenses that increase their costs. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and are subject to duplicative expenses to the extent a Fund invests in other ETFs.

EXTENSION RISK. Extension risk is the risk that, when interest rates rise, certain obligations will be paid off by the issuer (or obligor) more slowly than anticipated, causing the value of these securities to fall. Rising interest rates tend to extend the duration of securities, making them more sensitive to changes in interest rates. The value of longer-term securities generally changes more in response to changes in interest rates than shorter-term securities. As a result, in a period of rising interest rates, securities may exhibit additional volatility and may lose value.

FINANCIAL COMPANIES RISK. Financial companies are especially subject to the adverse effects of economic recession, currency exchange rates, government regulation, decreases in the availability of capital, volatile interest rates, portfolio concentrations in geographic markets and in commercial and residential real estate loans, and competition from new entrants in their fields of business.

FIXED INCOME SECURITIES RISK. An investment in the Funds involves risk associated with an investment in fixed income securities including the risk that certain of the securities in the Funds may not have the benefit of covenants that would prevent the issuer from engaging in capital restructurings or borrowing transactions in connection with corporate acquisitions, leveraged buyouts or restructurings. This limitation could reduce the ability of the issuer to meet its payment obligations and might result in increased credit risk. In addition, certain of the securities may be redeemed or prepaid by the issuer, resulting in lower interest payments by the Funds and reduced
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FLOATING RATE LOAN RISK. Certain of the ETFs in which certain of the Funds invest may invest in floating rate loans, which may include high yield securities, or "junk" loans. An investment in floating rate loans subjects the Funds to credit risk, which is heightened for loans in which the Funds invest because companies that issue such loans tend to be highly leveraged and thus are more susceptible to the risks of interest deferral and/or bankruptcy.

THE LOANS ARE USUALLY RATED BELOW INVESTMENT GRADE BUT MAY ALSO BE UNRATED. An economic downturn would generally lead to a higher non-payment rate, and a loan may lose significant market value before a default occurs. Moreover, any specific collateral used to secure a loan may decline in value or become illiquid, which would adversely affect the loan's value. Loans are subject to a number of risks described elsewhere in this annual report, including liquidity risk and the risk of investing in below investment grade debt instruments. Floating rate loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. Floating rate loans may also not be considered "securities" under the 1940 Act and therefore prevent the Funds from relying on the anti-fraud provisions of the Act.

FUND OF FUNDS RISK. Certain of the Funds invest in securities of other ETFs, which involves additional expenses that would not be present in a direct investment in such ETFs. Furthermore, the Funds' investment performance and risks are directly related to the investment performance and risks of the underlying ETFs in which the Funds invest.

HIGH YIELD SECURITIES RISK. Certain of the Funds invest in high yield securities, or "junk" bonds, which are subject to greater market fluctuations and risk of loss than securities with higher ratings, and therefore, may be highly speculative. These securities are issued by companies that may have limited operating history, narrowly focused operations, and/or other impediments to the timely payment of periodic interest and principal at maturity. If the economy slows down or dips into recession, the issuers of high yield securities may not have sufficient resources to continue making timely payment of periodic interest and principal at maturity. The market for high yield securities is generally smaller and less liquid than that for investment grade securities. High yield securities are generally not listed on a national securities exchange but trade in the over-the-counter markets. Due to the smaller, less liquid market for high yield securities, the bid-offer spread on such securities is generally greater than it is for investment grade securities and the purchase or sale of such securities may take longer to complete.

ILLIQUID SECURITIES RISK. Some of the securities held by certain of the Funds may be illiquid. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximately the value at which the Fund is carrying the securities on its books.

INCOME RISK. Income from the Funds' fixed income investments could decline during periods of falling interest rates.

INDEX REBALANCE RISK. Pursuant to the methodology that First Trust Dorsey Wright Tactical Core Portfolio's index provider uses to calculate and maintain the Fund's underlying index, the Fund may own a significant portion of the First Trust ETFs included in the Fund. Such ETFs may be removed from the underlying index in the event that it does not comply with the eligibility requirements of the underlying index. As a result, the Fund may be forced to sell shares of certain First Trust ETFs at inopportune times or for prices other than at current market values or may elect not to sell such shares on the day that they are removed from the underlying index, due to market conditions or otherwise. Due to these factors, the variation between the Fund's annual return and the return of the underlying index may increase significantly. Apart from scheduled rebalances, the index provider may carry out additional ad hoc rebalances to the underlying index to, for example, correct an error in the selection of constituents. When the Fund in turn rebalances its portfolio, any transaction costs and market exposure arising from such portfolio rebalancing will be borne by the Fund and its shareholders. Unscheduled rebalances may also expose the Fund to additional tracking error risk. Therefore, errors and additional ad hoc rebalances carried out by the index provider may increase the Fund's costs and market exposure.

INTEREST RATE RISK. Interest rate risk is the risk that the value of the fixed-income securities in the Funds will decline because of rising market interest rates. Interest rate risk is generally lower for shorter term investments and higher for longer term investments. Mortgagerelated securities are particularly subject to the risk that interest rate volatility may adversely impact the valuation and price of such securities. Additionally, the return on the floating rate loans in which the Funds may invest will decline during a period of falling interest rates.

INVESTMENT COMPANIES RISK. The Funds may invest in the shares of other investment companies, and therefore, the Funds' investment performance and risks may be related to the investment performance and risks of the underlying funds. In general, as a shareholder in other investment companies, the Funds bear their ratable share of the underlying fund's expenses and would be subject to duplicative expenses to the extent the Funds invest in other investment
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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

LIQUIDITY RISK. The Funds may be subject to the risks of investing in lower-quality debt issued by companies that are highly leveraged. Lower-quality debt tends to be less liquid than higher-quality debt. Moreover, smaller debt issues tend to be less liquid than larger debt issues. If the economy experiences a sudden downturn, or if the debt markets for such companies become distressed, the Funds may have particular difficulty selling their assets in sufficient amounts, at reasonable prices and in a sufficiently timely manner to raise the cash necessary to meet any potentially heavy redemption requests by shareholders.

LOAN PREPAYMENT RISK. Loans are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such prepayments cannot be predicted with accuracy. Upon a prepayment, either in part or in full, the actual outstanding debt on which the Funds derive interest income will be reduced. The Funds may not be able to reinvest the proceeds received on terms as favorable as the prepaid loan.

MANAGEMENT RISK. Certain of the Funds are subject to management risk because they have actively managed portfolios. The Advisor will apply investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that the Funds will achieve their investment objectives.

MARKET RISK. Market risk is the risk that a particular security owned by a Fund or shares of the Funds in general may fall in value. Shares are subject to market fluctuations caused by such factors as economic, political, regulatory or market developments, changes in interest rates and perceived trends in securities prices. Overall Fund share values could decline generally or could underperform other investments.

MLP RISK. Certain of the Funds invest in Master Limited Partnerships ("MLP's). Investment in MLP units involves risks which differ from an investment in common stock of a corporation. Holders of MLP units have limited control and voting rights on matters affecting the partnership. In addition, there are certain tax risks associated with an investment in MLP units and conflicts of interest may exist between common unit holders and the general partner, including those arising from incentive distribution payments. In addition, there is the risk that an MLP could be, contrary to its intention, taxed as a corporation, resulting in decreased returns from such MLP. On March 15, 2018, the Federal Energy Regulatory Commission ("FERC") changed its long-standing tax allowance policy which no longer permits MLPs to include in their cost of service an income tax allowance. This has had a negative impact on the performance of some MLPs affected by this decision. This policy change and any similar policy changes in the future could adversely impact an MLP's business, financial condition, results of operations and cash flows and ability to pay cash distributions or dividends.

MORTGAGE SECURITIES RISK. Certain of the ETFs in which certain of the Funds invest may hold mortgage-related securities, including mortgage-backed securities, which may make the Funds more susceptible to adverse economic, political or regulatory events that affect the value of real estate. Changes in local, state and federal policies could negatively impact the mortgage-related securities market, which include various government initiated and sponsored homeowner assistance programs and eminent domain issues. Mortgage related securities may also face liquidity issues when a Fund seeks to sell such securities but is unable to find buyers at a bid-ask spread to make the transaction feasible. These securities are also subject to the risk that the underlying borrowers may default on their mortgages, resulting in a non-payment of principal and interest. Finally, the mortgage-related securities market may be negatively impacted by regulatory changes including those that are related to the mandate or existence of the government-sponsored enterprises, Fannie Mae, Freddie Mac and Ginnie Mae. Mortgage-related securities are subject to prepayment risk. The degree to which borrowers prepay loans, whether as a contractual requirement or at their election, may be affected by general business conditions, the financial condition of the borrower and competitive conditions among loan investors, among others. As such, prepayments cannot be predicted with accuracy.

Upon a prepayment, either in part or in full, the actual outstanding debt on which a Fund derives interest income will be reduced. In declining interest rate environments, the extent to which borrowers prepay a mortgage generally increases, which increase reinvestment risk, or the risk that the proceeds received are not reinvested on terms as favorable as the prepaid loan. Conversely, mortgage-related securities are subject to the risk that the rate of mortgage prepayments decreases, which extends the average life of a security and increases the interest rate risk exposure.

MUNICIPAL BONDS RISK. Certain of the ETFs in which certain of the Funds invest may invest in municipal bonds. In addition to being subject to credit, income and interest rate risk (as described in the prospectus), municipal bonds are subject to tax risk. Interest income from municipal bonds is normally not subject to regular federal income tax, but income from municipal bonds held by the underlying ETFs could be declared taxable because of, among other things, unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities or noncompliant conduct of a bond issuer. Consequently, the attractiveness of municipal bonds in relation to other investment alternatives is affected by changes in federal income tax rates or changes in the tax-exempt status of interest income from municipal bonds.

NON-CORRELATION RISK. The Funds' returns may not match the return of an Index for a number of reasons. For example, the Funds incur operating expenses not applicable to the Indexes, and may incur costs in buying and selling securities, especially when rebalancing the Funds' portfolio holdings to reflect changes in the composition of the Indexes. In addition, the Funds' portfolio holdings may not exactly replicate the securities included in the Indexes or the ratios between the securities included in the Indexes.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

NON-DIVERSIFICATION RISK. The First Trust Dorsey Wright Tactical Core Portfolio is classified as "non-diversified" under the 1940 Act. As a result, the First Trust Dorsey Wright Tactical Core Portfolio is only limited as to the percentage of its assets that may be invested in the securities of any one issuer by the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The First Trust Dorsey Wright Tactical Core Portfolio may invest a relatively high percentage of its assets in a limited number of issuers. As a result, the First Trust Dorsey Wright Tactical Core Portfolio may be more susceptible to a single adverse economic or regulatory occurrence affecting one or more of these issuers, experience increased volatility and be highly invested in certain issuers.

NON-U.S. SECURITIES AND EMERGING MARKETS RISK. Certain of the Funds invest in securities of non-U.S. issuers. Non-U.S. securities are subject to higher volatility than securities of domestic issuers due to possible adverse political, social or economic developments; restrictions on foreign investment or exchange of securities; lack of liquidity; currency exchange rates; excessive taxation; government seizure of assets; different legal or accounting standards and less government supervision and regulation of exchanges in foreign countries. These risks may be heightened for securities of companies located in, or with significant operations in, emerging market countries.

PREFERRED SECURITIES RISK. The Funds and certain of the ETFs in which certain of the Funds invest, invest in preferred securities. Preferred securities combine some of the characteristics of both common stocks and bonds. Preferred securities are typically subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Preferred securities are also subject to credit risk, interest rate risk and income risk.

REIT RISK. Certain of the Funds invest in Real Estate Investment Trusts ("REITs"), and as a result, the Fund is subject to the risks associated with investing in real estate, which may include, but are not limited to, fluctuations in the value of underlying properties; defaults by borrowers or tenants; market saturation; changes in general and local operating expenses; and other economic, political or regulatory occurrences affecting companies in the real estate industry. In addition to risks related to investments in real estate generally, investing in REITs involves certain other risks related to their structure and focus, which include, but are not limited to, dependency upon management skills, limited diversification, the risks of locating and managing financing for projects, heavy cash flow dependency, possible default by borrowers, the costs and potential losses of self-liquidation of one or more holdings, the risk of a possible lack of mortgage funds and associated interest rate risks, overbuilding, property vacancies, increases in property taxes and operating expenses, changes in zoning laws, losses due to environmental damages, changes in neighborhood values and appeal to purchases, the possibility of failing to maintain exemptions from registration under the 1940 Act and, in many cases, relatively small market capitalization, which may result in less market liquidity and greater price volatility. REITs are also subject to the risk that the real estate market may experience an economic downturn generally, which may have a material effect on the real estate in which the REITs invest and their underlying portfolio securities.

SMALL FUND RISK. Certain of the Funds currently have fewer assets than larger funds, and like other relatively smaller funds, large inflows and outflows may impact the Funds' market exposure for limited periods of time. This impact may be positive or negative, depending on the direction of market movement during the period affected.

SMALLER COMPANY RISK. Certain of the Funds and certain of the ETFs in which certain of the Funds invest, invest in small- and mid-capitalization companies. Such companies may be more vulnerable to adverse general market or economic developments, and their securities may be less liquid and may experience greater price volatility than larger, more established companies as a result of several factors, including limited trading volumes, products or financial resources, management inexperience and less publicly available information. Accordingly, such companies are generally subject to greater market risk than larger, more established companies.

TIPS RISK. Certain of the Funds invest in Treasury Inflation Protected Securities ("TIPs"). TIPS are inflation-indexed fixed-income securities issued by the U.S. Department of Treasury and are subject to the same risks as other fixed income investments. In a falling inflationary environment, both interest payments and the value of the TIPS will decline.

BOARD CONSIDERATIONS REGARDING APPROVAL OF CONTINUATION OF INVESTMENT MANAGEMENT
                     AND INVESTMENT SUB-ADVISORY AGREEMENTS

The Board of Trustees of First Trust Variable Insurance Trust (the "Trust"), including the Independent Trustees, unanimously approved the continuation of the Investment Management Agreement (the "Advisory Agreement") with First Trust Advisors L.P. (the "Advisor") on behalf of each of First Trust/Dow Jones Dividend & Income Allocation Portfolio, First Trust Multi Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio (each a "Fund" and together the "Funds"); the Investment Sub-Advisory Agreement (the "Stonebridge Sub-Advisory Agreement") among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Stonebridge Advisors LLC ("Stonebridge"); and the Investment Sub-Advisory Agreement (the "Energy Income Partners Sub-Advisory Agreement") among the Trust, on behalf of First Trust Multi Income Allocation Portfolio, the Advisor and Energy Income Partners, LLC ("Energy Income Partners"). The Stonebridge Sub-Advisory Agreement and the Energy Income Partners Sub-Advisory Agreement are collectively referred to as the "Sub-Advisory Agreements." Stonebridge and Energy Income Partners are individually referred to as a "Sub-Advisor" and are collectively referred to as the "Sub-Advisors." The Sub-Advisory Agreements together with the Advisory Agreement are referred to as the "Agreements." The Board approved the continuation of the Agreements for a one-year period ending June 30, 2021 at a


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

meeting held on June 8, 2020. The Board determined that the continuation of the Advisory Agreement is in the best interests of each Fund and the continuation of the Sub-Advisory Agreements is in the best interests of First Trust Multi Income Allocation Portfolio in light of the nature, extent and quality of the services provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.

To reach this determination, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. At meetings held on May 11, 2020 and June 8, 2020, the Board, including the Independent Trustees, reviewed materials provided by the Advisor and each of the Sub-Advisors responding to requests for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services provided by the Advisor to the Funds and by the Sub-Advisors to First Trust Multi Income Allocation Portfolio (including the relevant personnel responsible for these services and their experience); the advisory fee rate payable by each Fund and the sub-advisory fee rates for First Trust Multi Income Allocation Portfolio as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor and the Sub-Advisor; the expense ratio of each Fund as compared to expense ratios of the funds in each Fund's Expense Group and Expense Universe; performance information for each Fund, including comparisons of each Fund's performance to that of one or more relevant benchmark indexes and to that of a performance group of funds and a broad performance universe of funds (the "Performance Universe"), each assembled by Broadridge; the nature of expenses incurred in providing services to the Funds and the potential for the Advisor and each Sub-Advisor to realize economies of scale, if any; profitability and other financial data for the Advisor; financial data for each Sub-Advisor; any fall out benefits to the Advisor and its affiliates, First Trust Portfolios L.P. ("FTP") and First Trust Capital Partners, LLC ("FTCP"), and the Sub-Advisors; and information on the Advisor's and each Sub-Advisor's compliance programs. The Board reviewed initial materials with the Advisor at the meeting held on May 11, 2020, prior to which the Independent Trustees and their counsel met separately to discuss the information provided by the Advisor and each of the Sub-Advisors. Following the May meeting, counsel to the Independent Trustees, on behalf of the Independent Trustees, requested certain clarifications and supplements to the materials provided, and the information provided in response to those requests was considered at an executive session of the Independent Trustees and their counsel held prior to the June 8, 2020 meeting, as well as at the meeting held that day. The Board considered supplemental information provided by the Advisor and each Sub-Advisor on the operations of the Advisor and each Sub-Advisor, respectively, and the performance of the Funds since the onset of the COVID-19 pandemic. The Board applied its business judgment to determine whether the arrangements between the Trust and the Advisor continue to be reasonable business arrangements from the Funds' perspective. Similarly, the Board applied its business judgment to determine whether the arrangements among the Trust, the Advisor and each of the Sub-Advisors continue to be reasonable business arrangements from the perspective of First Trust Multi Income Allocation Portfolio. The Board determined that, given the totality of the information provided with respect to the Agreements, the Board had received sufficient information to renew the Agreements. The Board considered that shareholders chose to invest or remain invested in the Funds knowing that the Advisor manages the Funds and knowing that the Sub-Advisors serve as such for First Trust Multi Income Allocation Portfolio and knowing the advisory fee.

In reviewing the Agreements, the Board considered the nature, extent and quality of the services provided by the Advisor and each Sub-Advisor under the Agreements. With respect to the Advisory Agreement, the Board considered that the Advisor is responsible for the overall management and administration of the Trust and the Funds and reviewed all of the services provided by the Advisor to the Funds, including the oversight of the Sub-Advisors for First Trust Multi Income Allocation Portfolio, as well as the background and experience of the persons responsible for such services. The Board received a presentation from members of the Advisor's portfolio management team at the May 11, 2020 meeting. The Board also noted that the Advisor oversees the Sub-Advisors' management of portions of First Trust Multi Income Allocation Portfolio's investment portfolio, including risk monitoring and performance review. In reviewing the services provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's, the Sub-Advisors' and the Funds' compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. The Board also considered a report from the Advisor with respect to its risk management functions related to the operation of the Funds. Finally, as part of the Board's consideration of the Advisor's services, the Advisor, in its written materials and at the May 11, 2020 meeting, described to the Board the scope of its ongoing investment in additional infrastructure and personnel to maintain and improve the quality of services provided to the Funds and the other funds in the First Trust Fund Complex. With respect to the Sub-Advisory Agreements for First Trust Multi Income Allocation Portfolio, the Board reviewed the materials provided by each Sub-Advisor and considered the services that each Sub-Advisor provides to the Fund, noting that Energy Income Partners is responsible for the day-to-day management of a portion of the Fund's investments and that Stonebridge serves in a non-discretionary capacity for a portion of the Fund's investments. In considering each Sub-Advisor's services to the Fund, the Board noted the background and experience of each Sub-Advisor's portfolio management team and the Board's prior meetings with members of each portfolio management team. The Board also received a presentation from representatives of Energy Income Partners at the June 8, 2020 meeting. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services provided to the Funds by the Advisor and to First Trust Multi Income Allocation Portfolio by the Sub-Advisors


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

under the Agreements have been and are expected to remain satisfactory and that the Advisor and, for First Trust Multi Income Allocation Portfolio, the Sub-Advisors, have managed the Funds consistent with each Fund's respective investment objectives, policies and restrictions.

The Board considered the advisory fee rate payable by each Fund under the Advisory Agreement and, for First Trust Multi Income Allocation Portfolio, considered the sub-advisory fee rates payable under the Sub-Advisory Agreements for the services provided, noting that the sub-advisory fees are paid by the Advisor from its advisory fee. The Board considered that the Advisor agreed to extend the current expense caps for Class I and Class II shares of each Fund at least until May 1, 2021. For each Fund, the Board noted that expenses borne by the Advisor are subject to reimbursement by the Fund for up to three years from the date the fee or expense was incurred, but no reimbursement payment would be made by the Fund at any time if it would result in Class I share and Class II share expenses (excluding interest expense, brokerage commissions and other trading expenses, taxes, and extraordinary expenses and acquired fund fees and expenses for First Trust/Dow Jones Dividend & Income Allocation Portfolio and First Trust Multi Income Allocation Portfolio) exceeding (i) the applicable expense limitation in place for the most recent fiscal year for which such expense limitation was in place, (ii) the applicable expense limitation in place at the time the fees were waived, or (iii) the current expense limitation. The Board also noted that the Advisor had extended through May 1, 2021 its agreement to reduce the advisory fee payable by First Trust Multi Income Allocation Portfolio in the amount of 0.37% of the Fund's average daily net assets, which is intended to offset the acquired fund fees and expenses associated with the Fund's investments in underlying ETFs, including ETFs in the First Trust Fund Complex. The Board received and reviewed information for each Fund showing the advisory fee rates and expense ratios of the peer funds in the Expense Group, as well as advisory and unitary fee rates charged by the Advisor and the Sub-Advisors to other fund and non-fund clients, as applicable. The Board noted that because First Trust Dorsey Wright Tactical Core Portfolio invests in underlying ETFs, including ETFs in the First Trust Fund Complex, such Fund will incur acquired fund fees and expenses, and that such acquired fund fees and expenses will change over time as assets are reallocated among the underlying ETFs. With respect to each Fund's Expense Group, the Board, at the May 11, 2020 meeting, discussed with Broadridge its methodology for assembling peer groups. Based on the information provided, the Board noted that the contractual advisory fee rate payable by First Trust/Dow Jones Dividend & Income Allocation Portfolio was equal to the median contractual advisory fee of the peer funds in the Fund's Expense Group, that the contractual advisory fee rate payable by First Trust Multi Income Allocation Portfolio was below the median contractual advisory fee of the peer funds in the Fund's Expense Group and that the contractual advisory fee rate payable by First Trust Dorsey Wright Tactical Core Portfolio was equal to the median contractual advisory fee of the peer funds in the Fund's Expense Group. The Board also noted that with respect to the total (net) expense ratio of each Fund's Class I shares, the net expense ratio of First Trust/Dow Jones Dividend & Income Allocation Portfolio was above the median net expense ratio of the peer funds in the Fund's Expense Group, the net expense ratio (excluding acquired fund fees and expenses) of First Trust Multi Income Allocation Portfolio was below the median net expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Fund's Expense Group and the net expense ratio (excluding acquired fund fees and expenses) of First Trust Dorsey Wright Tactical Core Portfolio was equal to the median net expense ratio (excluding acquired fund fees and expenses) of the peer funds in the Fund's Expense Group. The Board further noted that First Trust Dorsey Wright Tactical Core Portfolio's total (net) expense ratio (including acquired fund fees and expenses) for the Fund's Class I shares was above the median total (net) expense ratio (including acquired fund fees and expenses) of the peer funds in the Fund's Expense Group. With respect to fees charged to other clients, the Board considered differences between the Funds and other clients that limited their comparability. In considering the advisory fee rates overall, the Board also considered the Advisor's statement that it seeks to meet investor needs through innovative and value-added investment solutions and the Advisor's demonstrated long-term commitment to each Fund and the other funds in the First Trust Fund Complex.

The Board considered performance information for the Funds. The Board noted the process it has established for monitoring the Funds' performance and portfolio risk on an ongoing basis, which includes quarterly performance reporting from the Advisor for the Funds and the Sub-Advisors for First Trust Multi Income Allocation Portfolio. The Board determined that this process continues to be effective for reviewing the Funds' performance. The Board received and reviewed information comparing each Fund's performance for periods ended December 31, 2019 to the performance of the funds in the Fund's Performance Universe and to that of a blended benchmark index. Based on the information provided, the Board noted that First Trust/Dow Jones Dividend & Income Allocation Portfolio (Class I shares) outperformed the Performance Universe median for the one-, three- and five-year periods ended December 31, 2019 but underperformed the blended benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board noted that First Trust Multi Income Allocation Portfolio (Class I shares) underperformed the Performance Universe median and the blended benchmark index for the one-, three- and five-year periods ended December 31, 2019. The Board noted that First Trust Dorsey Wright Tactical Core Portfolio (Class I shares) outperformed the Performance Universe median for the one- and three-year periods ended December 31, 2019 but underperformed the blended benchmark index for the one- and three-year periods ended December 31, 2019. The Board noted the discussion by the Advisor's portfolio management team of First Trust/Dow Jones Dividend & Income Allocation Portfolio's and First Trust Multi Income Allocation Portfolio's performance at the May 11, 2020 meeting.

On the basis of all the information provided on the fees, expenses and performance of the Funds and the ongoing oversight by the Board, the Board concluded that the advisory fee for each Fund and the sub-advisory fees for First Trust Multi Income Allocation Portfolio continue to be reasonable and appropriate in light of the nature, extent and quality of the services provided by the Advisor to each Fund under the Advisory Agreement and provided to First Trust Multi Income Allocation Portfolio by the Sub-Advisors under the Sub-Advisory Agreements.

The Board considered information and discussed with the Advisor whether there were any economies of scale in connection with providing advisory services to


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

each Fund and noted the Advisor's statement that it believes its expenses will likely increase over the next twelve months as the Advisor continues to hire personnel and build infrastructure, including technology, to improve the services to the Funds. The Board considered the revenues and allocated costs (including the allocation methodology) of the Advisor in serving as investment advisor to each Fund for the twelve months ended December 31, 2019 and the estimated profitability level for each Fund calculated by the Advisor based on such data, as well as complex-wide and product-line profitability data, for the same period. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's profitability level for each Fund was not unreasonable. The Board considered that the Advisor had identified as a fall out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board considered the ownership interests of FTCP in Stonebridge and Energy Income Partners and potential fall-out benefits to the Advisor from such ownership interests. The Board noted that FTP is compensated for services provided to the Funds through Rule 12b 1 distribution and service fees payable by Class I shares, and that the Advisor receives compensation from First Trust/Dow Jones Dividend & Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio for providing fund reporting services pursuant to a separate Fund Reporting Services Agreement. The Board also noted that the Advisor does not utilize soft dollars in connection with its management of the Funds' portfolios. In addition, the Board considered that the Advisor, as the investment advisor to certain underlying ETFs in which First Trust Multi Income Allocation Portfolio and First Trust Dorsey Wright Tactical Core Portfolio invest, will recognize additional revenue from the underlying ETFs if investment by such Funds causes the assets of the underlying ETFs to grow. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

With respect to the Stonebridge Sub-Advisory Agreement, the Board considered Stonebridge's expenses in providing sub-advisory services to the First Trust Multi Income Allocation Portfolio and noted Stonebridge's hiring of additional personnel and commitment to add additional resources if assets increase. The Board did not review the profitability of Stonebridge with respect to the Fund. The Board noted that the Advisor pays Stonebridge from its advisory fee and its understanding that the First Trust Multi Income Allocation Portfolio's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Stonebridge from its relationship with First Trust Multi Income Allocation Portfolio, including potential fall-out benefits to Stonebridge from the ownership interest of FTCP in Stonebridge. The Board noted Stonebridge's statement that its relationship with the Advisor has helped it build relationships with Wall Street firms that have preferred and hybrid securities trading desks, which may lead to access to those firms' research reports and analysts. The Board noted that Stonebridge acts as non-discretionary manager providing model portfolio recommendations to the Advisor and does not provide trade execution services to the First Trust Multi Income Allocation Portfolio. The Board concluded that the character and amount of potential fall-out benefits to Stonebridge were not unreasonable.

With respect to the Energy Income Partners Sub-Advisory Agreement, the Board considered that Energy Income Partners' investment services expenses are primarily fixed in nature, and that Energy Income Partners has made recent investments in personnel and infrastructure and anticipates that its expenses will continue to rise due to additions to personnel and system upgrades. The Board did not review the profitability of Energy Income Partners with respect to the First Trust Multi Asset Income Allocation Portfolio. The Board noted that the Advisor pays Energy Income Partners from its advisory fee, and its understanding that the First Trust Multi Income Allocation Portfolio's sub-advisory fee rate was the product of an arm's length negotiation. The Board concluded that the profitability analysis for the Advisor was more relevant. The Board considered fall-out benefits that may be realized by Energy Income Partners from its relationship with First Trust Multi Income Allocation Portfolio, including the potential fall-out benefits to Energy Income Partners from the ownership interest of FTCP in Energy Income Partners. The Board noted that Energy Income Partners does not provide trade execution services on behalf of First Trust Multi Income Allocation Portfolio. The Board concluded that the character and amount of potential fall-out benefits to Energy Income Partners were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreements continue to be fair and reasonable and that the continuation of the Agreements is in the best interests of the applicable Funds. No single factor was determinative in the Board's analysis.

 BOARD CONSIDERATIONS REGARDING APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT FOR
                   FIRST TRUST CAPITAL STRENGTH PORTFOLIO AND
         FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL STRENGTH PORTFOLIO

The Board of Trustees of First Trust Variable Insurance Trust (the "Trust"), including the Independent Trustees, unanimously approved the Investment Management Agreement (the "Agreement") with First Trust Advisors L.P. (the "Advisor"), on behalf of the following two series of the Trust (each a "Fund" and collectively, the "Funds"):

      First Trust Capital Strength Portfolio (the "Domestic Fund")
      First Trust International Developed Capital Strength Portfolio (the
         "International Fund")

The Board approved the Agreement for each Fund for an initial two-year term at a meeting held on March 9, 2020. The Board determined for each Fund that the Agreement is in the best interests of the Fund in light of the nature, extent and quality of the services expected to be provided and such other matters as the Board considered to be relevant in the exercise of its reasonable business judgment.


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                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

To reach this determination for each Fund, the Board considered its duties under the Investment Company Act of 1940, as amended (the "1940 Act"), as well as under the general principles of state law, in reviewing and approving advisory contracts; the requirements of the 1940 Act in such matters; the fiduciary duty of investment advisors with respect to advisory agreements and compensation; the standards used by courts in determining whether investment company boards have fulfilled their duties; and the factors to be considered by the Board in voting on such agreements. To assist the Board in its evaluation of the Agreement for each Fund, the Independent Trustees received a report from the Advisor in advance of the Board meeting responding to a request for information from counsel to the Independent Trustees, submitted on behalf of the Independent Trustees, that, among other things, outlined: the services to be provided by the Advisor to each Fund (including the relevant personnel responsible for these services and their experience); the proposed advisory fee rate payable by each Fund as compared to fees charged to a peer group of funds (the "Expense Group") and a broad peer universe of funds (the "Expense Universe"), each assembled by Broadridge Financial Solutions, Inc. ("Broadridge"), an independent source, and as compared to fees charged to other clients of the Advisor; the estimated expense ratio of each Fund's Class I shares as compared to expense ratios of the funds in the Fund's Expense Group and Expense Universe; the nature of expenses to be incurred in providing services to each Fund and the potential for economies of scale, if any; financial data on the Advisor; any fall-out benefits to the Advisor and its affiliate, First Trust Portfolios L.P. ("FTP"); and information on the Advisor's compliance program. The Independent Trustees and their counsel also met separately to discuss the information provided by the Advisor. The Board applied its business judgment to determine whether the arrangement between the Trust and the Advisor is a reasonable business arrangement from each Fund's perspective.

In evaluating whether to approve the Agreement for each Fund, the Board considered the nature, extent and quality of the services to be provided by the Advisor under the Agreement and considered that employees of the Advisor provide management services to three other series of the Trust as well as other investment companies in the First Trust Fund Complex with diligence and care. The Board considered that the Advisor will be responsible for the overall management and administration of each Fund and reviewed all of the services to be provided by the Advisor to the Funds, as well as the background and experience of the persons responsible for such services. The Board noted that the Advisor's Investment Committee will be responsible for the day-to-day management of the Fund's investments and considered the background and experience of the members of the Investment Committee. The Board noted that, although each Fund will generally seek to replicate the holdings, weighting and methodology of an underlying index, each Fund is not required to invest in all components of its underlying index and seeks to provide capital appreciation as its investment objective. In reviewing the services to be provided, the Board noted the compliance program that had been developed by the Advisor and considered that it includes a robust program for monitoring the Advisor's and each Fund's compliance with the 1940 Act, as well as each Fund's compliance with its investment objective, policies and restrictions. At the meeting, the Trustees received a presentation from representatives of the Advisor and were able to ask questions about the proposed investment strategies for the Funds. Because the Funds had yet to commence investment operations, the Board could not consider the historical investment performance of the Funds; however, the Board considered the historical investment performance of an index-based exchange-traded fund ("ETF") in the First Trust Fund Complex managed by the Advisor that tracks the underlying index proposed for the Domestic Fund. In light of the information presented and the considerations made, the Board concluded that the nature, extent and quality of the services to be provided to each Fund by the Advisor under the Agreement are expected to be satisfactory.

The Board considered the proposed advisory fee rate payable by each Fund under the Agreement for the services to be provided. The Board noted that, under the Agreement, the Domestic Fund would pay the Advisor an advisory fee equal to an annual rate of 0.50% of its average daily net assets and the International Fund would pay the Advisor an advisory fee equal to an annual rate of 0.60% of its average daily net assets. The Board considered that, pursuant to an Expense Reimbursement, Fee Waiver and Recovery Agreement, the Advisor would contractually agree through May 1, 2022 to waive fees and/or reimburse Fund expenses to the extent necessary to prevent the total annual operating expenses of each Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses) from exceeding: (1) 1.10% of the average daily net assets for Class I of the Domestic Fund and 0.85% of the average daily net assets for Class II of the Domestic Fund, and (2) 1.20% of the average daily net assets for Class I of the International Fund and 0.95% of the average daily net assets for Class II of the International Fund. The Board noted that fees waived or expenses borne by the Advisor pursuant to the Expense Reimbursement, Fee Waiver and Recovery Agreement are proposed to be subject to reimbursement by each Fund for up to three years from the date the fee was waived or expense was borne, but no reimbursement payment would be made by a Fund if it would result in the total annual operating expenses of the Fund (excluding taxes, interest, all brokerage commissions, other normal charges incident to the purchase and sale of portfolio securities, and extraordinary expenses) exceeding: (1) the expense cap for the most recent fiscal year for which the expense cap was in place, (2) the expense cap in place at the time the fee was waived or expense was borne, or (3) the current expense cap. The Board received and reviewed information showing the advisory or unitary fee rates and expense ratios of the peer funds in the Expense Groups, as well as advisory and unitary fee rates charged by the Advisor to other fund and non-fund clients, as applicable. With respect to the Expense Groups, the Board discussed with representatives of the Advisor how the Expense Groups were assembled and how each Fund compared and differed from the peer funds. The Board took this information into account in considering the peer data. With respect to fees charged to other clients, the Board considered differences between each Fund and other clients that limited their comparability; however, the Board considered the Advisor's statement that each Fund's investment objective and policies are similar to those of an index-based ETF in the First Trust Fund Complex managed by the Advisor that pays an advisory fee equal to an annual rate of 0.50% of its average daily net assets


Page 98


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--------------------------------------------------------------------------------
ADDITIONAL INFORMATION (CONTINUED)
--------------------------------------------------------------------------------

                      FIRST TRUST VARIABLE INSURANCE TRUST
                           JUNE 30, 2020 (UNAUDITED)

as well as a UCITS ETF that pays an advisory fee equal to an annual rate of 0.60% of its average daily net assets. The Board considered that the index-based ETF and UCITS ETF do not have an international component, noting the Advisor's statement that the international component of the International Fund justifies a higher advisory fee relative to the comparable index-based ETF. The Board also noted that the Advisor manages two Canadian ETFs, including one with an international component, with investment objectives and policies similar to those of the Funds that pay advisory fees equal to 0.60% and 0.70% of their respective average daily net assets. The Board considered the Advisor's explanation of the differences between the services to be provided to the Funds and the services provided to the UCITS ETF and the Canadian ETFs. In light of the information considered and the nature, extent and quality of the services expected to be provided to each Fund under the Agreement, the Board determined that the proposed advisory fee for each Fund was fair and reasonable.

The Board considered whether there are any potential economies of scale to be achieved in connection with the Advisor providing investment advisory services to the Funds. The Board noted that the Advisor has continued to hire personnel and build infrastructure, including technology, to improve the services to the funds in the First Trust Fund Complex. The Board took into consideration the types of costs to be borne by the Advisor in connection with its services to be performed for each Fund under the Agreement. The Board considered the Advisor's estimate of the asset level for each Fund at which the Advisor expects the Agreement for the Fund to be profitable to the Advisor and the Advisor's estimate of the profitability of the Agreement for each Fund if its assets reach $100 million. The Board noted the inherent limitations in the profitability analysis and concluded that, based on the information provided, the Advisor's estimated profitability level for each Fund was not unreasonable. In addition, the Board considered fall-out benefits described by the Advisor that may be realized from its relationship with the Funds. The Board considered that the Advisor had identified as a fall-out benefit to the Advisor and FTP their exposure to investors and brokers who, absent their exposure to the Funds, may have had no dealings with the Advisor or FTP. The Board also considered FTP's compensation for services to be provided to each Fund through Rule 12b-1 distribution and service fees payable by Class I shares and the Advisor's compensation for fund reporting services to be provided to each Fund pursuant to a separate Fund Reporting Services Agreement. The Board noted that the Advisor will not utilize soft dollars in connection with the Funds. The Board concluded that the character and amount of potential fall-out benefits to the Advisor were not unreasonable.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, unanimously determined that the terms of the Agreement are fair and reasonable and that the approval of the Agreement is in the best interests of each Fund. No single factor was determinative in the Board's analysis.

                       LIQUIDITY RISK MANAGEMENT PROGRAM

In accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the "1940 Act"), the Funds and each other fund in the First Trust Fund Complex, other than the closed-end funds, have adopted and implemented a liquidity risk management program (the "Program") reasonably designed to assess and manage the funds' liquidity risk, i.e., the risk that a fund could not meet requests to redeem shares issued by the fund without significant dilution of remaining investors' interests in the fund. The Board of Trustees of the First Trust Funds has appointed First Trust Advisors, L.P. (the "Advisor") as the person designated to administer the Program, and in this capacity the Advisor performs its duties primarily through the activities and efforts of the First Trust Liquidity Committee.

Pursuant to the Program, the Liquidity Committee classifies the liquidity of each fund's portfolio investments into one of the four liquidity categories specified by Rule 22e-4: highly liquid investments, moderately liquid investments, less liquid investments and illiquid investments. The Liquidity Committee determines certain of the inputs for this classification process, including reasonably anticipated trade sizes and significant investor dilution thresholds. The Liquidity Committee also determines and periodically reviews a highly liquid investment minimum for certain funds, monitors the funds' holdings of assets classified as illiquid investments to seek to ensure they do not exceed 15% of a fund's net assets and establishes policies and procedures regarding redemptions in kind.

At the May 11, 2020 meeting of the Board of Trustees, as required by Rule 22e-4 and the Program, the Advisor provided the Board with a written report prepared by the Advisor that addressed the operation of the Program during the period from June 1, 2019 (the initial compliance date for certain requirements of Rule 22e-4) through the Liquidity Committee's annual meeting held on March 20, 2020 and assessed the Program's adequacy and effectiveness of implementation during this period, including the operation of the highly liquid investment minimum for each fund that is required under the Program to have one, and any material changes to the Program. Note that because the Funds primarily hold assets that are highly liquid investments, the Funds have not adopted any highly liquid investment minimums.

As stated in the written report, during the review period, no fund breached the 15% limitation on illiquid investments, no fund with a highly liquid investment minimum breached that minimum and no fund filed a Form N-LIQUID. The Advisor concluded that each fund's investment strategy is appropriate for an open-end fund; that the Program operated effectively in all material respects during the review period; and that the Program is reasonably designed to assess and manage the liquidity risk of each fund and to maintain compliance with Rule 22e-4.


                                                                         Page 99


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                      This Page Left Blank Intentionally.

FIRST TRUST

INVESTMENT ADVISOR

First Trust Advisors L.P.
120 East Liberty Drive, Suite 400
Wheaton, IL 60187


INVESTMENT SUB-ADVISORS

FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO
Energy Income Partners, LLC                        Stonebridge Advisors, LLC
10 Wright Street                                   10 Westport Road, Suite C101
Westport, CT 06880                                 Wilton, CT 06897


ADMINISTRATOR, FUND
ACCOUNTANT, & CUSTODIAN

FIRST TRUST/DOW JONES DIVIDEND & INCOME            FIRST TRUST DORSEY WRIGHT
   ALLOCATION PORTFOLIO                               TACTICAL CORE PORTFOLIO
FIRST TRUST MULTI INCOME ALLOCATION PORTFOLIO      Brown Brothers Harriman & Co.
FIRST TRUST CAPITAL STRENGTH PORTFOLIO             50 Post Office Square
FIRST TRUST INTERNATIONAL DEVELOPED CAPITAL        Boston, MA 02110
   STRENGTH PORTFOLIO
The Bank of New York Mellon
240 Greenwich Street
New York, NY 10286


TRANSFER AGENT

BNY Mellon Investment Servicing (US) Inc.
301 Bellevue Parkway
Wilmington, DE 19809


INDEPENDENT REGISTERED
PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
111 S. Wacker Drive
Chicago, IL 60606


LEGAL COUNSEL

Chapman and Cutler LLP
111 W. Monroe Street
Chicago, IL 60603

[BLANK BACK COVER]

ITEM 2. CODE OF ETHICS.

Not applicable.



ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.



ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.



ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.



ITEM 6. INVESTMENTS.

(a) Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)   Not applicable.



ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.



ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)),
or this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.



ITEM 13. EXHIBITS.

(a)(1) Not applicable.

(a)(2) Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)         First Trust Variable Insurance Trust
                   ----------------------------------------

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 28, 2020
     -----------------

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*               /s/ James M. Dykas
                                        ----------------------------------------
                                        James M. Dykas, President and
                                        Chief Executive Officer
                                        (principal executive officer)

Date: August 28, 2020
     -----------------

By (Signature and Title)*               /s/ Donald P. Swade
                                        ----------------------------------------
                                        Donald P. Swade, Treasurer,
                                        Chief Financial Officer and
                                        Chief Accounting Officer
                                        (principal financial officer)

Date: August 28, 2020
     -----------------

* Print the name and title of each signing officer under his or her signature.